UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026 (August 2, 2026)
Atkore Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

N/A
(Former name )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On August 2, 2026, Atkore Inc., a Delaware corporation (“Atkore” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Prysmian S.p.A., a company organized under the laws of the Republic of Italy (“Buyer”), Trinity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Buyer (“Merger Sub”), and, solely as provided in certain sections of the Merger Agreement, Prysmian Cables and Systems USA, LLC, a Delaware limited liability company (“Guarantor”), providing for the acquisition by Buyer of all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Stock”), by means of a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Buyer (the “Surviving Corporation”).

Transaction Structure

In the Merger, each share of Company Stock outstanding as of the effective time of the Merger (the “Effective Time”) (subject to certain customary exceptions specified in the Merger Agreement) will be converted into the right to receive $95.00 in cash, without interest (the “Merger Consideration”).

Treatment of Equity Awards

Each option to purchase shares of Company Stock (a “Company Option”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled and converted into the right to receive a cash payment from the Surviving Corporation equal to (A) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Option multiplied by (B) the total number of shares of Company Stock underlying such Company Option. Any Company Option with an exercise price per share that is equal to or greater than the Merger Consideration will be canceled for no consideration.

Each award of restricted stock units corresponding to shares of Company Stock (a “Company RSU”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled and converted into the right to receive a cash payment from the Surviving Corporation equal to the product of (A) the Merger Consideration and (B) the total number of shares of Company Stock underlying such Company RSU.

Each award of performance restricted stock units corresponding to shares of Company Stock (a “Company PSU”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled and converted into the right to receive a cash payment from the Surviving Corporation equal to the product of (A) the Merger Consideration and (B) the total number of shares of Company Stock underlying such Company PSU. The number of shares of Company Stock underlying a Company PSU will be determined in accordance with the applicable terms of such Company PSU.

Each award of deferred stock units corresponding to shares of Company Stock (a “Company DSU”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled and converted into the right to receive a cash payment from the Surviving Corporation equal to the product of (A) the Merger Consideration and (B) the total number of shares of Company Stock underlying such Company DSU.

Conditions to the Merger

The Company’s board of directors has unanimously approved the Merger Agreement, including the Merger and the other transactions contemplated thereby, and has resolved to recommend that the Company’s stockholders approve the Merger and adopt the Merger Agreement. The consummation of the Merger is subject to the satisfaction or waiver of certain customary conditions, including, among others: (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding Company Stock entitled to vote on such matter (the “Company Stockholder Approval”) at a meeting of the Company’s stockholders duly called and held for such purpose (the “Company Stockholder Meeting”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the expiration of any applicable waiting period of, or receipt of clearance or approval of, certain other governmental entities, including in Austria, Australia and Canada, and (iii) the absence of any law or order, issued by a governmental entity that is in effect and prevents, prohibits or makes illegal the consummation of the Merger.

The Company’s and Buyer’s respective obligations to consummate the Merger are also subject to certain additional customary conditions, including, among others, (i) the accuracy of the representations and warranties of the other party (subject to customary accuracy standards), (ii) performance by the other party of its covenants in all material respects and (iii) with respect to Buyer’s obligation to consummate the Merger, the absence of any material adverse effect since the date of the Merger Agreement.

The Merger does not require the approval of Buyer’s stockholders and is not subject to any financing contingency.

Non-Solicit

The Company has agreed, among other things, (i) not to solicit, initiate, induce, propose, or knowingly encourage or knowingly facilitate alternative acquisition proposals from third parties and (ii) subject to certain exceptions, not to (x) engage, participate or continue in any discussions or negotiations with any third parties, or disclose any nonpublic information, regarding alternative acquisition proposals, (y) approve or recommend, or publicly propose to approve or recommend, alternative acquisition proposals or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or similar agreement relating to an alternative acquisition proposal or (z) take any action to exempt any third party or transaction from anti-takeover restrictions.

Before the Company’s stockholders approve the Merger: (i) if the Company receives a bona fide written alternative acquisition proposal that did not result from a material breach of the non-solicit provisions and the Company’s board of directors determines, after consultation with the Company’s outside financial advisors and outside legal counsel, that such proposal constitutes or would reasonably be expected to constitute a superior competing proposal and the board determines that the failure to take the following actions would reasonably be expected to be inconsistent with the board’s fiduciary duties under applicable law, then the Company may furnish nonpublic information to, and engage in discussions or negotiations with, the person making such proposal; (ii) the Company may, subject to compliance with certain obligations set forth in the Merger Agreement, including the payment of a termination fee to Buyer and customary notice and matching rights in favor of Buyer, terminate the Merger Agreement to enter into a definitive agreement with respect to a superior competing proposal; and (iii) the Company’s board of directors may change its recommendation to the Company’s stockholders regarding adoption of the Merger Agreement in response to either a superior competing proposal or an intervening event unknown to, and not reasonably foreseeable by, the board as of the date of the Merger Agreement, in each case if the board determines in good faith, after consultation with outside legal counsel and financial advisors, that the failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, subject in each case to customary notice and matching rights in favor of Buyer.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties. The Merger Agreement also contains customary pre-closing covenants, including the obligation of the Company to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course and, to the extent consistent therewith, to preserve in all material respects its business organization, material assets and properties and maintain its existing material relationships and goodwill, and to refrain from taking certain specified actions without the consent of Buyer. The Company has also agreed not to declare, set aside, authorize or pay any dividend or distribution in respect of the Company Stock, other than regular quarterly dividends in an amount no greater than $0.33 per share per quarter, paid at such times and in a manner consistent with the Company’s historical quarterly dividend practice.

The Company and Buyer have agreed to use their respective reasonable best efforts to take all actions necessary, proper or advisable under applicable law to consummate and make effective the Merger as promptly as practicable after the date of the Merger Agreement, including to obtain the required regulatory approvals for the Merger, and Buyer has agreed to use reasonable best efforts to take all actions necessary to avoid or eliminate regulatory impediments to the Merger so as to enable the closing of the Merger to occur as promptly as practicable, including agreeing to specified divestitures and other remedial actions affecting the Company’s business, subject to negotiated limitations.

The Merger Agreement contains certain termination rights for both the Company and Buyer. Subject to certain limitations, the Merger Agreement may be terminated by either the Company or Buyer (i) by mutual written consent, (ii) if the Company Stockholder Meeting concludes without obtaining the Company Stockholder Approval, (iii) if any law, or governmental entity or court of competent jurisdiction issues, enacts, enforces or enters any order, permanently enjoining, prohibiting or making illegal the consummation of the Merger becomes final, binding and non-appealable or (iv) subject to certain limitations, if the Effective Time has not occurred on or before August 3, 2027 (as extended, the “End Date”), subject to two automatic extensions of three months each if, on such dates, all of the closing conditions, except those related to specified regulatory approvals and related governmental restraints, have been satisfied or waived. In addition, (x) the Merger Agreement may be terminated by Buyer (1) due to certain breaches by the Company of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights, or (2) if prior to receipt of the Company Stockholder Approval, the Company’s board of directors effects a change in its recommendation with respect to the Merger and the Merger Agreement, and (y) the Merger Agreement may be terminated by the Company (1) due to certain breaches by Buyer of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights or (2) if prior to the receipt of the Company Stockholder Approval, the Company determines to enter into a definitive agreement providing for a superior competing proposal, subject to paying a termination fee of $115,920,000 (the "Company Termination Fee").

If (i) prior to receipt of the Company Stockholder Approval, the Merger Agreement is terminated by the Company to enter into a definitive agreement providing for a superior competing proposal, (ii) prior to receipt of the Company Stockholder Approval, the Merger Agreement is terminated by Buyer because the Company’s board of directors effects a change in its recommendation with respect to the Merger and the Merger Agreement or (iii) (1) after the date of the Merger Agreement, an acquisition proposal involving 50% or more of the Company’s consolidated assets, revenues, earnings or voting power (a “Company Qualifying Transaction”) is publicly proposed or disclosed and not publicly withdrawn at least three business days before (x) the Company Stockholder Meeting, in the case of a termination of the Merger Agreement because the Company Stockholder Meeting concludes without obtaining the Company Stockholder Approval, (y) the End Date, in the case of a termination of the Merger Agreement because the Effective Time has not occurred on or before the End Date, or (z) prior to the applicable breach, in the case of a termination of the Merger Agreement by Buyer due to certain breaches by the Company of its representations, warranties and covenants contained in the Merger Agreement, (2) the Merger Agreement is terminated in accordance with such applicable termination provision, and (3) concurrently with or within 12 months after such termination, the Company consummates a Company Qualifying Transaction or enters into a definitive agreement providing for a Company Qualifying Transaction and later consummates such transaction, then the Company will be required to pay Buyer the Company Termination Fee, which will be Buyer's sole and exclusive remedy under the Merger Agreement (other than in respect of fraud or willful breach).

The Merger is not subject to a financing condition. Buyer has represented in the Merger Agreement that it will have sufficient funds available at closing to pay the aggregate Merger Consideration and all related fees and expenses.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other information about the Company or Buyer.

The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for purposes of the Merger Agreement, as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement and the parties expressly identified as third-party beneficiaries thereto (except as expressly provided therein), are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Except as expressly provided in the Merger Agreement, stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants or agreements therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On August 3, 2026, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also made available to employees the materials included as Exhibits 99.2 and 99.3.

Exhibits 99.1 through 99.3 are being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Atkore and Buyer (the “proposed transaction”). In connection with the proposed transaction, Atkore intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement, when available, will be sent or given to the stockholders of Atkore. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) as well as other filings containing information about Atkore, without charge, at the SEC’s website, http://www.sec.gov. Free copies of the proxy statement, once available, and Atkore’s other filings with the SEC may also be obtained from Atkore. Free copies of documents filed with the SEC by Atkore will be made available on Atkore’s investor relations website at https://investors.atkore.com.

Participants in the Solicitation
Atkore and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Atkore is set forth in its definitive proxy statement, which was filed with the SEC on December 12, 2025 under the headings “Proposal 1: Election of Directors” and “Executive Officers and Compensation.” Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available.

Forward-Looking Statements
Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction, constitutes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially.

Such estimates and statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Such statements are based upon the current beliefs and expectations of the management of Atkore and Buyer and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that Atkore’s stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; risks related to litigation brought in connection with the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on Atkore’s ability to retain customers, attract and retain key personnel or employees and maintain relationships with suppliers, agents, distributors, vendors and other business partners, and on Atkore’s operating results and business generally; negative effects of the announcement or the consummation of the proposed transaction on the market price of Atkore’s common stock; risks related to declines in, and uncertainty regarding, the general business and economic conditions in the United States and international markets in which Atkore operates, and the potential impact of general business and economic conditions on Atkore, Buyer or the proposed transaction; inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; and the response of Atkore’s or Buyer’s management to any of the aforementioned factors.

Discussions of a number of important additional risks and uncertainties are contained in Atkore’s filings with the SEC, including Atkore’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and will be contained in the preliminary proxy statement to be filed by Atkore in connection with the proposed transaction. Neither Atkore nor Buyer is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of August 2, 2026, by and among Atkore Inc., Prysmian S.p.A., Trinity Merger Sub, Inc. and, solely as provided in Section 9.8 and Section 9.15 thereof, Prysmian Cables and Systems USA, LLC.
99.1	Press Release, dated August 3, 2026.
99.2	Atkore Email to Employees, dated August 3, 2026.
99.3	Atkore Employee FAQ, dated August 3, 2026.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: August 3, 2026

EXECUTION VERSION AGREEMENT AND PLAN OF MERGER by and among ATKORE INC., PRYSMIAN S.p.A., solely as provided in Section 9.8 and Section 9.15 of this Agreement, PRYSMIAN CABLES AND SYSTEMS USA, LLC and TRINITY MERGER SUB, INC. Dated as of August 2, 2026

TABLE OF CONTENTS Page -i- ARTICLE I THE MERGER Section 1.1 The Merger ................................................................................................................... 2 Section 1.2 Closing.......................................................................................................................... 2 Section 1.3 Effective Time ............................................................................................................. 2 Section 1.4 The Certificate of Incorporation and Bylaws of the Surviving Corporation ........... 2 Section 1.5 Directors and Officers of the Surviving Corporation ................................................ 3 Section 1.6 Further Assurances ...................................................................................................... 3 ARTICLE II EFFECT OF THE MERGER ON CAPITAL STOCK Section 2.1 Effect of the Merger on Capital Stock of the Company Merger Sub ....................... 3 Section 2.2 Certain Adjustments .................................................................................................... 4 Section 2.3 Appraisal Shares .......................................................................................................... 4 ARTICLE III DELIVERY OF MERGER CONSIDERATION; PROCEDURES FOR SURRENDER Section 3.1 Paying Agent ................................................................................................................ 4 Section 3.2 Exchange Procedures................................................................................................... 5 Section 3.3 Full Satisfaction ........................................................................................................... 6 Section 3.4 Undistributed Payment Funds ..................................................................................... 6 Section 3.5 Abandoned Property, Escheat or Similar Laws ......................................................... 6 Section 3.6 Lost Certificates ........................................................................................................... 6 Section 3.7 Investment of Payment Funds ..................................................................................... 7 Section 3.8 Treatment of Equity Awards ....................................................................................... 7 Section 3.9 Withholding.................................................................................................................. 8 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY Section 4.1 Organization, Good Standing and Qualification........................................................ 9 Section 4.2 Capital Structure .......................................................................................................... 9 Section 4.3 Corporate Authority and Approval ........................................................................... 10 Section 4.4 Governmental Filings; No Violations ...................................................................... 11 Section 4.5 Company Reports; Financial Statements ................................................................. 12 Section 4.6 Absence of Certain Changes ..................................................................................... 13 Section 4.7 Litigation and Liabilities ........................................................................................... 14 Section 4.8 Employee Benefits and Labor Matters ..................................................................... 14 Section 4.9 Compliance with Laws, Licenses ............................................................................. 17 Section 4.10 Material Contracts ..................................................................................................... 18 Section 4.11 Environmental Matters .............................................................................................. 21 Section 4.12 Real Property.............................................................................................................. 21 Section 4.13 Taxes........................................................................................................................... 22 Section 4.14 Intellectual Property .................................................................................................. 24 Section 4.15 Insurance .................................................................................................................... 26

TABLE OF CONTENTS Page -ii- Section 4.16 Company Products ..................................................................................................... 26 Section 4.17 Customers and Suppliers ........................................................................................... 26 Section 4.18 Takeover Statutes; No Rights Plan ........................................................................... 26 Section 4.19 Information Supplied ................................................................................................. 27 Section 4.20 Brokers and Finders ................................................................................................... 27 Section 4.21 No Other Representations and Warranties ............................................................... 27 ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB Section 5.1 Organization, Good Standing and Qualification...................................................... 28 Section 5.2 Corporate Authority and Approval ........................................................................... 28 Section 5.3 Governmental Filings; No Violations ...................................................................... 28 Section 5.4 Solvency .................................................................................................................... 29 Section 5.5 Litigation and Liabilities. .......................................................................................... 30 Section 5.6 Financial Ability ........................................................................................................ 30 Section 5.7 Information Supplied ................................................................................................. 30 Section 5.8 Share Ownership ........................................................................................................ 30 Section 5.9 Brokers and Finders ................................................................................................... 30 Section 5.10 No Other Representations and Warranties ............................................................... 30 ARTICLE VI COVENANTS Section 6.1 Interim Operations ..................................................................................................... 31 Section 6.2 No Solicitation ........................................................................................................... 34 Section 6.3 Company Stockholder Meeting; Proxy Material ..................................................... 38 Section 6.4 Cooperation; Efforts to Consummate ....................................................................... 42 Section 6.5 Status; Notifications .................................................................................................. 45 Section 6.6 Information; Access and Reports.............................................................................. 45 Section 6.7 Exchange Act Deregistration; Post-Closing SEC Reports ...................................... 47 Section 6.8 Publicity...................................................................................................................... 47 Section 6.9 Employee Matters ...................................................................................................... 48 Section 6.10 Indemnification; Directors’ and Officers’ Insurance............................................... 50 Section 6.11 Takeover Statutes....................................................................................................... 53 Section 6.12 Section 16 Matters ..................................................................................................... 53 Section 6.13 Transaction Litigation ............................................................................................... 53 Section 6.14 Treatment of the Company’s Debt ........................................................................... 54 Section 6.15 Financing Cooperation .............................................................................................. 55 Section 6.16 FIRPTA Certificate.................................................................................................... 57 Section 6.17 Resignations ............................................................................................................... 57 Section 6.18 Merger Sub Stockholder Consent ............................................................................. 57 ARTICLE VII CONDITIONS Section 7.1 Conditions to Obligation of Each Party ................................................................... 58 Section 7.2 Conditions to Obligation of the Company to Effect the Merger ............................ 58 Section 7.3 Conditions to Obligation of Buyer and Merger Sub to Effect the Merger............. 59

TABLE OF CONTENTS Page -iii- Section 7.4 Frustration of Closing Conditions ............................................................................ 59 ARTICLE VIII TERMINATION Section 8.1 Termination or Abandonment ................................................................................... 60 Section 8.2 Effect of Termination ................................................................................................ 61 Section 8.3 Company Termination Fee ........................................................................................ 62 ARTICLE IX MISCELLANEOUS AND GENERAL Section 9.1 Survival ...................................................................................................................... 63 Section 9.2 Modification or Amendment; Waiver ...................................................................... 63 Section 9.3 Counterparts ............................................................................................................... 64 Section 9.4 Specific Performance................................................................................................. 64 Section 9.5 Notices ........................................................................................................................ 64 Section 9.6 Entire Agreement ....................................................................................................... 65 Section 9.7 Third-Party Beneficiaries .......................................................................................... 66 Section 9.8 Non-Recourse............................................................................................................. 66 Section 9.9 Fulfillment of Obligations ......................................................................................... 67 Section 9.10 Expenses ..................................................................................................................... 67 Section 9.11 Severability ................................................................................................................ 67 Section 9.12 Successors and Assigns ............................................................................................. 67 Section 9.13 Interpretation and Construction ................................................................................ 68 Section 9.14 Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury ................................................................................ 69 Section 9.15 Guaranty ..................................................................................................................... 70 Section 9.16 Financing Provisions ................................................................................................. 73 ANNEXES AND EXHIBITS Annex A Certain Definitions Exhibit A Certificate of Incorporation of the Surviving Corporation Exhibit B Bylaws of the Surviving Corporation

AGREEMENT AND PLAN OF MERGER This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of August 2, 2026, is entered into by and among Atkore Inc., a Delaware corporation (“Company”), Prysmian S.p.A., a company organized under the laws of the Republic of Italy (“Buyer”), Trinity Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Buyer (“Merger Sub” and, together with the Company and Buyer, the “Parties” and each, a “Party”) and, solely for purposes of Section 9.8 and Section 9.15, Prysmian Cables and Systems USA, LLC, a Delaware limited liability company (“Guarantor”). RECITALS WHEREAS, the Company, Buyer and Merger Sub desire to effect the acquisition of the Company by Buyer through the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned Subsidiary of Buyer in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”); WHEREAS, in the Merger each share of common stock, par value $0.01 per share, of the Company (“Company Stock” and each share of Company Stock, a “Share”) will be converted into the right to receive $95.00 in cash, without interest (such amount, the “Merger Consideration”), upon the terms and subject to the conditions set forth herein; WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (i) determined that the terms of this Agreement and the Transactions, including the Merger, are advisable and are fair to, and in the best interests of, the Company and its stockholders, (ii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth herein and (iii) resolved to recommend that the Company’s stockholders approve the Merger and adopt this Agreement (the “Company Recommendation”); WHEREAS, (i) the board of directors of Merger Sub has unanimously approved this Agreement and determined that the terms of this Agreement and the Transactions, including the Merger, are advisable and are fair to, and in the best interests of, Merger Sub and Buyer, its sole stockholder, and (ii) Buyer, in its capacity as the sole stockholder of Merger Sub, will, immediately following the execution of this Agreement, approve the execution and delivery by Merger Sub of this Agreement, the performance by Merger Sub of its covenants and agreements contained herein and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth herein; WHEREAS, the board of directors of Buyer (the “Buyer Board”) has unanimously approved the execution and delivery by Buyer of this Agreement, the performance by Buyer of its covenants and agreements contained herein and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth herein; and

-2- WHEREAS, Buyer, the Company and Merger Sub desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement. NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the Parties agree as set forth herein. ARTICLE I THE MERGER Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub will cease, and the Company shall continue as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Surviving Corporation shall become a wholly owned Subsidiary of Buyer. The Merger shall have the effects provided in this Agreement and as specified in the DGCL. Section 1.2 Closing. Subject to the provisions of this Agreement, the closing of the Merger (the “Closing”) shall take place at 8:00 a.m. Eastern Time, remotely via electronic exchange of documents and signatures, no later than the fourth (4th) Business Day following the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VII (except for any conditions that by their nature can only be satisfied on the Closing Date, but subject to the satisfaction of such conditions or waiver by the Party entitled to waive such conditions), unless another date, time or place is agreed to in writing by Buyer and the Company (the date of the Closing, the “Closing Date”). Section 1.3 Effective Time. On the Closing Date, the Company shall file with the Secretary of State of the State of Delaware a certificate of merger relating to the Merger (the “Certificate of Merger”), in the form agreed between the Company and Buyer, executed and acknowledged in accordance with the applicable provisions of the DGCL. The Merger shall become effective at the time that the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware, or at such later time as may be agreed by the Parties in writing and specified in the Certificate of Merger (the time the Merger becomes effective, the “Effective Time”). Section 1.4 The Certificate of Incorporation and Bylaws of the Surviving Corporation. The certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall, at the Effective Time, be amended and restated to read in its entirety as set forth in Exhibit A, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation until further amended in accordance with applicable Law and as provided therein. The bylaws of Merger Sub as in effect immediately prior to the Effective Time shall, at the Effective Time, be amended and restated to read in its entirety as set forth in Exhibit B, and as so amended and restated shall be the bylaws of the Surviving Corporation from the Effective Time until further amended in accordance with applicable Law and as provided therein.

-3- Section 1.5 Directors and Officers of the Surviving Corporation. Effective as of the Effective Time, until their successors have been duly elected or appointed and qualified, or their earlier death, resignation, incapacity or removal, as the case may be: (a) the directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and (b) the officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation. Section 1.6 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall determine that any actions are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and managers of the Surviving Corporation shall be authorized to take all such actions as may be necessary or desirable to vest all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement. ARTICLE II EFFECT OF THE MERGER ON CAPITAL STOCK Section 2.1 Effect of the Merger on Capital Stock of the Company Merger Sub. (a) At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Buyer or Merger Sub or any other Person: (i) All Shares that are owned, directly by Buyer, the Company (including Shares held as treasury stock or otherwise) or Merger Sub immediately prior to the Effective Time shall be automatically canceled and shall cease to exist and no consideration shall be delivered in exchange therefor. (ii) All Shares that are owned by any wholly owned Subsidiary of Buyer (other than Merger Sub) or any wholly owned Subsidiary of the Company immediately prior to the Effective Time shall be automatically converted into such number of shares of the Surviving Corporation so as to maintain relative ownership percentages. (iii) Each Share issued and outstanding immediately prior to the Effective Time (other than Shares (i) to be canceled in accordance with Section 2.1(a)(i) or (ii) to be converted in accordance with Section 2.1(a)(ii), subject to the provisions of Section 2.3) shall be converted into the right to receive the Merger Consideration, subject to the provisions of this Article II. (iv) All Shares converted into the Merger Consideration pursuant to this Section 2.1 shall automatically be canceled and shall cease to exist, and each holder of (i) a certificate that immediately prior to the Effective Time represented any such Shares (a “Certificate”) or (ii) Shares held in book-entry form (“Book-Entry Shares”) shall cease to have any rights with respect thereto, except (subject to Section 2.3) the right to receive the Merger

-4- Consideration, without interest, subject to compliance with the procedures set forth in Section 3.2. (v) Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation. Section 2.2 Certain Adjustments. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement until the earlier of (a) the Effective Time and (b) any termination of this Agreement in accordance with Section 8.1, the outstanding shares Company Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, stock split (including a reverse stock split), recapitalization, split- up, combination, exchange of shares, readjustment or other similar transaction, or a stock dividend thereon shall be declared with a record date within said period, then the Merger Consideration and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide Buyer the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.2 shall be construed to permit any Party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement. Section 2.3 Appraisal Shares. Notwithstanding anything in this Agreement to the contrary, Shares that are issued and outstanding immediately prior to the Effective Time (other than Shares canceled or converted in accordance with Section 2.1(a)(i) or Section 2.1(a)(ii)), as applicable, and that are held by any Person who is entitled to demand and has properly exercised appraisal rights in respect of such Shares in accordance with Section 262 of the DGCL (“Appraisal Shares”) shall not be converted into the Merger Consideration as provided in Section 2.1, but rather the holders of Appraisal Shares shall be entitled to payment by the Surviving Corporation of the “fair value” of such Appraisal Shares in accordance with Section 262 of the DGCL; provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 of the DGCL, then the right of such holder to be paid the “fair value” of such holder’s Appraisal Shares shall cease and such Appraisal Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for, the Merger Consideration as provided in Section 2.1. The Company shall provide prompt notice to Buyer of any demands received by the Company for appraisal of any Shares, withdrawals of such demands and any other instruments served pursuant to Section 262 of the DGCL received by the Company. Buyer shall have the right to participate in and direct all negotiations and Proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Buyer, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing. ARTICLE III DELIVERY OF MERGER CONSIDERATION; PROCEDURES FOR SURRENDER Section 3.1 Paying Agent. Prior to or at the Effective Time, Buyer shall enter into a customary paying agent agreement with a nationally recognized bank or trust company

-5- designated by Buyer and reasonably acceptable to the Company (the “Paying Agent”). Prior to or substantially concurrently with the Effective Time, Buyer shall deposit or shall cause to be deposited with the Paying Agent cash in an aggregate amount sufficient to provide all funds necessary for the Paying Agent to pay the aggregate Merger Consideration payable in respect of Company Stock in accordance with this Article III (the “Payment Fund”). The Paying Agent shall deliver the Merger Consideration to be paid pursuant to Section 2.1 out of the Payment Fund. Except as provided in Section 3.7, the Payment Fund shall not be used for any other purpose. Section 3.2 Exchange Procedures. (a) Certificates. Buyer shall cause the Paying Agent to mail, as soon as reasonably practicable after the Effective Time and in any event not later than the fifth (5th) Business Day following the Closing Date, to each holder of record of a Certificate representing Shares converted into the Merger Consideration pursuant to Section 2.1, (x) notice advising such holders of the effectiveness of the Merger, (y) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in customary form reasonably satisfactory to the Company) and (z) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate (or affidavit of loss in lieu of a Certificate as provided in Section 3.6) for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Buyer, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor, and Buyer shall cause the Paying Agent to deliver a notice advising such holders of the effectiveness of the Merger and to pay and deliver in exchange therefor as promptly as practicable, cash in an amount equal to the Merger Consideration multiplied by the number of Shares previously represented by such Certificate, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, payment may be made and shares may be issued to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other similar Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of Buyer that such Tax has been paid or is not applicable. No interest shall be paid or accrue on any cash payable upon surrender of any Certificate. (b) Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article III. In lieu thereof, each holder of record of one (1) or more Book-Entry Shares converted into the Merger Consideration pursuant to Section 2.1 shall automatically upon the Effective Time be entitled to receive, and Buyer shall cause the Paying Agent to pay and deliver as promptly as practicable after the Effective Time, cash in an amount equal to the Merger Consideration multiplied by the number of Shares previously represented by such Book-Entry Shares, and the Book-Entry Shares of such holder

-6- shall forthwith be canceled. No interest shall be paid or accrue on any cash payable upon conversion of any Book-Entry Shares. (c) Until surrendered as contemplated by this Section 3.2(c), each Certificate and Book-Entry Share (other than shares of Company Stock canceled pursuant to Section 2.1(a)(i) or converted pursuant to Section 2.1(a)(iii) and Appraisal Shares) shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (together, in the case of a Certificate, with a letter of transmittal in customary form, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent pursuant to such instructions) the Merger Consideration as contemplated by this Article III. Section 3.3 Full Satisfaction. The Merger Consideration issued and paid in accordance with the terms of this Article III upon the surrender of the Certificates (or immediately, in the case of the Book-Entry Shares) shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the Shares represented by such Certificates or Book- Entry Shares. After the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates formerly representing Shares are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article III. Section 3.4 Undistributed Payment Funds. Any portion of the Payment Fund that remains undistributed to the former holders of Shares one (1) year after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any former holder of Shares who has not theretofore complied with this Article III shall thereafter look only to the Surviving Corporation for payment of its claim for the Merger Consideration. Section 3.5 Abandoned Property, Escheat or Similar Laws. None of Buyer, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any cash from the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any Merger Consideration remaining unclaimed by former holders of Shares immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the fullest extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto. Section 3.6 Lost Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to Buyer, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Buyer or the Paying Agent, the posting by such Person of a bond in reasonable and customary amount as Buyer or the Paying Agent may direct, as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which such Person would have been entitled had such lost, stolen or destroyed Certificate been surrendered as provided in this Article III.

-7- Section 3.7 Investment of Payment Funds. The Paying Agent shall invest the cash included in the Payment Fund as directed by Buyer; provided, however, that no investment interest, gain or loss thereon shall affect the amounts payable to holders of Shares. Any interest or gains resulting from such investments shall be the sole and exclusive property of Buyer payable to Buyer upon its request, and no part of such interest or gains shall accrue to the benefit of holders of Shares; provided, further, that any investment of such cash shall in all events be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available). If for any reason (including investment losses) the cash in the Payment Fund shall be insufficient to fully satisfy all of the payment obligations to be made in cash by the Paying Agent hereunder, Buyer shall promptly deposit cash into the Payment Fund in an amount which is equal to the deficiency in the amount of cash required to fully satisfy such cash payment obligations. Section 3.8 Treatment of Equity Awards. (a) As of the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, the Company, Buyer or Merger Sub or any other Person: (i) Each Company Option that is outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable, shall automatically be deemed fully vested and shall be canceled and converted into the right of the holder of such Company Option to receive an amount in cash, without interest, equal to (A) the excess, if any, of the Merger Consideration over the exercise price per Share subject to such Company Option as of the Effective Time, multiplied by (B) the total number of Shares subject to such Company Option immediately prior to the Effective Time; provided, however, that if the exercise price per Share of such Company Option is equal to or greater than the Merger Consideration, such Company Option shall be canceled without any cash payment or other consideration being paid in respect thereof. (ii) Each Company RSU that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall automatically be deemed fully vested and shall be canceled and converted into the right of the holder of such Company RSU to receive an amount in cash, without interest, equal to the Merger Consideration in respect of each Share underlying such Company RSU. (iii) Each Company PSU that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall automatically be canceled and converted into the right of the holder of such Company PSU to receive an amount in cash, without interest, equal to the Merger Consideration in respect of each Share underlying such Company PSU; provided that the number of Shares underlying a Company PSU shall be determined in accordance with the applicable terms of such Company PSU.

-8- (iv) Each Company DSU that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall automatically be canceled and converted into the right to receive at the time specified in the applicable Company Plan and in accordance with Section 409A of the Code an amount in cash, without interest, equal to the Merger Consideration in respect of each Share underlying such Company DSU. (v) The payments described in Section 3.8(a)(i)-(iv) shall be paid through the payroll system of the Surviving Corporation (subject to any required withholdings or deductions) in the first regularly scheduled payroll occurring at least ten (10) days after the Effective Time or at such later date required to avoid the imposition of Taxes under Section 409A of the Code. (vi) Prior to the Effective Time, the Company Board (or, if appropriate, any appropriate committee thereof) shall take all necessary action for the treatment of the Company Options, Company RSUs, Company PSUs and Company DSUs as provided in this Section 3.8(a) and amend the Company Stock Plans, such that, following the Effective Time, there shall be no further awards of Company Equity Awards or other awards granted under the Company Stock Plans (whether vested or unvested) after the Effective Time and the Company Stock Plans will terminate at such time that no Company Equity Awards or other awards granted under the Company Stock Plans remain outstanding and no participant in the Company Stock Plans will have any right thereunder to acquire any equity securities or equity-based awards of the Company, the Surviving Corporation or one of its Subsidiaries. The Company shall provide Buyer with a reasonable opportunity to review drafts of all resolutions and any other documents effectuating the actions set forth in this Section 3.8(a)(vi) prior to the adoption of such resolutions or other documents and will give due consideration to all reasonable comments provided by Buyer in connection with such review. Section 3.9 Withholding. Notwithstanding anything to the contrary contained in this Agreement, each of Buyer, the Company, the Surviving Corporation and the Paying Agent (and any Affiliates and designees of the foregoing and any other withholding agent), as applicable, shall be entitled to deduct and withhold from any amount otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any other applicable state, local or foreign Tax Law. To the extent that amounts are so deducted or withheld and remitted to the applicable Governmental Entity, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY Except as set forth in the forms, statements, certifications, reports and documents required to be filed or furnished by the Company with the SEC pursuant to the Exchange Act or the Securities Act since the Applicable Date (the forms, statements, certifications, reports and documents filed with or furnished to the SEC since the Applicable Date, including those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case as amended,

-9- the “Company Reports”) that were filed with or furnished to the SEC at least two (2) Business Days prior to the date of this Agreement and are publicly available on EDGAR (excluding any disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature) or in the corresponding sections or subsections of the disclosure letter delivered to Buyer by the Company concurrently with the execution and delivery of this Agreement (the “Company Disclosure Letter”), it being agreed that, (i) for purposes of the representations and warranties set forth in this Article IV, disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on its face, and (ii) nothing in any Company Report shall be deemed to modify or qualify the representations and warranties set forth in Section 4.2, the Company hereby represents and warrants to Buyer and Merger Sub that: Section 4.1 Organization, Good Standing and Qualification. Each of the Group Companies is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such corporate or similar power or authority (other than with respect to the Company’s due organization, valid existence or good standing) would not, individually or in the aggregate, have a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has made available to Buyer true, correct and complete copies of the Organizational Documents of the Company as amended through the date of this Agreement, and such Organizational Documents are in full force and effect. The Company is not in violation in any material respect of any provision of its Organizational Documents. Section 4.2 Capital Structure. (a) The authorized capital stock of the Company consists of (i) 1,000,000,000 Shares and (ii) 100,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock” and, together with the Company Stock, the “Company Capital Stock”). As of July 30, 2026 (the “Measurement Date”), (x) there were (A) an aggregate of 33,772,550 Shares issued and outstanding and (B) no shares of Preferred Stock issued and outstanding and (y) there were (A) an aggregate of 1,159,138 Shares reserved for, and 1,262,537 Shares subject to, issuance pursuant to the Company Stock Plans, which included (i) 451,023.961764 Company RSUs, (ii) 305,674.378207 Company PSUs (assuming performance conditions are achieved at target level performance), (iii) 404,644 Company Options with a weighted exercise price per share of $40.90 and (iv) 101,195.424808 Company DSUs and (B) no shares of Preferred Stock reserved for, and no shares of Preferred Stock subject to, issuance pursuant to the Company Stock Plans. From the Measurement Date to the date of this Agreement, the Company has not issued or granted any Shares or other securities of the Company, other than pursuant to (I) the vesting and settlement of Company RSUs, Company PSUs or Company DSUs or (II) the exercise of Company Options, in each case of the foregoing clauses (I) and (II) which were granted on or prior to the Measurement Date. All of the issued and outstanding shares of Company Capital Stock have been duly authorized and validly issued and are fully paid and nonassessable.

-10- (b) Section 4.2(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, each Subsidiary of the Company (such Subsidiaries, together with any other Subsidiaries of the Company as of the Effective Time, the “Company Subsidiaries”) and the ownership interest of the Company, directly or indirectly, in each such Company Subsidiary. The ownership interest in each Company Subsidiary set forth on Section 4.2(b) of the Company Disclosure Letter as owned by the Company, directly or indirectly, has been duly authorized and validly issued and is fully paid and nonassessable, free and clear of any Liens other than Permitted Liens. No Subsidiary of the Company owns any Shares of the Company. (c) Except as set forth in Section 4.2(c) of the Company Disclosure Letter, as of the date of this Agreement, there are no preemptive or other outstanding rights, options, warrants, restricted stock units, restricted stock, conversion rights, stock appreciation rights, “phantom” stock rights, performance units, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate any Group Company to issue or sell any shares of capital stock or other equity or voting securities of any Group Company or any securities or obligations convertible or exchangeable into or exercisable for, or valued by reference to, or giving any Person a right to subscribe for or acquire from any Group Company, any equity or voting securities of any Group Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding. No Group Company has outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the equityholders of such Group Company on any matter. There is no Contract to which the Company is party relating to the voting or registration of any equity or voting securities of the Company. (d) All outstanding Shares and Company Equity Awards have been issued and granted in compliance in all material respects with all applicable Laws and Contracts. (e) Section 4.2(e) of the Company Disclosure Letter contains a complete, accurate and correct list of each outstanding Company Equity Award as of the date of this Agreement, including, as applicable, the holder’s employee identification number, date of grant, vesting schedule, the Company Stock Plan under which such Company Equity Award was granted, the exercise price (for Company Options) and number of Shares subject thereto (at target and maximum levels). (f) As of the date hereof, all dividends or distributions on any Shares that have been declared or authorized have been paid in full. Section 4.3 Corporate Authority and Approval. (a) The Company has all requisite corporate power and authority and has taken all corporate action necessary to execute and deliver this Agreement and will have all requisite corporate power and authority and has taken all corporate action necessary, subject to receipt of the Company Stockholder Approval, to consummate the Transactions. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of

-11- general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”). (b) The Company Board has unanimously (A) approved and declared advisable this Agreement and the Transactions, including the Merger, (B) determined that this Agreement and the Transactions, including the Merger, are advisable and are fair to, and in the best interests of, the Company and the holders of Shares and (C) resolved to make the Company Recommendation. The Company Board has received the opinions of Citigroup Global Markets Inc. (“Citi”) and J.P. Morgan Securities LLC (“JPM”) to the effect that, as of the date of such opinions and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Citi and JPM in preparing such opinions, the Merger Consideration provided for pursuant to this Agreement is fair, from a financial point of view, to the holders of the Shares. (c) Other than the Company Stockholder Approval, no vote of the holders of any class of equity securities of the Company is required for the execution and delivery of this Agreement or any other agreements and documents contemplated hereby to which the Company is a party, the performance by the Company of its obligations hereunder and thereunder, or to consummate the Merger and the Transactions. Section 4.4 Governmental Filings; No Violations. (a) Other than the necessary filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods or authorizations (i) pursuant to Section 1.3, (ii) required under the rules and regulations of NYSE, (iii) required under the HSR Act or any other applicable Antitrust Laws in connection with the Transactions, the Exchange Act and the Securities Act, (iv) to comply with state securities or “blue-sky” Laws, (v) as may be required pursuant to applicable Foreign Investment Laws and (vi) as set forth in Section 4.4(a) of the Company Disclosure Letter, no filings, notices or reports are required to be made by any Group Company with, nor are any consents, registrations, approvals, permits, expirations of waiting periods or authorizations required to be obtained by any Group Company from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Transactions, except, in each case, those the failure of which to make or obtain would not, individually or in the aggregate, have a Company Material Adverse Effect and would not reasonably be expected to prevent, materially delay or materially impede the consummation of the Transactions. (b) The execution, delivery and performance by the Company of this Agreement do not or will not (as applicable), and the consummation by the Company of the Transactions will not, constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of any Group Company, (ii) with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination, acceleration or modification (or right of termination, acceleration or modification) under, payment of additional fees under, loss of benefits under, the creation or acceleration of any obligations under, the creation of a Lien (other than any Permitted Lien) on any Company Material Contract, or, assuming (solely with respect to the performance of this Agreement and the consummation of the Transactions) the filings, notices, reports, consents, registrations, approvals, permits, expirations

-12- of waiting periods and authorizations referred to in Section 4.4(a) are made or obtained, under any Law, Governmental Order or License to which any Group Company is subject or (iii) any change in the rights or obligations under any Company Material Contract, except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, acceleration, loss, modification, payment, acceleration, creation or change that would not, individually or in the aggregate, have a Company Material Adverse Effect and would not reasonably be expected to prevent, materially delay or materially impede the consummation of the Transactions. Section 4.5 Company Reports; Financial Statements. (a) The Company has filed or furnished or will file or furnish, as applicable, on a timely basis, all Company Reports since the Applicable Date. Each of the Company Reports, at the time of its filing or being furnished, complied (or, if not yet filed or furnished, will comply) in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (or, if amended prior to the date of this Agreement, as of the date of such amendment), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments received from the Staff of the SEC with respect to the Company Reports. As of the date of this Agreement, none of the Company Reports filed on or prior to the date hereof is, to the Knowledge of the Company, subject to ongoing SEC review and, to the Knowledge of the Company, there are no inquiries or investigations by the SEC pending or threatened regarding the Company Reports. (b) The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NYSE. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The Company has no outstanding, and has not arranged any outstanding, “extension of credit” to any director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act. (c) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that material information required to be disclosed by the Company in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC under the Exchange Act. The Company maintains internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act). Such internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on the most recent evaluation of its Chief Executive Officer and its Chief Financial Officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) any significant deficiencies and material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect the Company’s ability to record,

-13- process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company has made available prior to the date of this Agreement to Buyer (A) either materials relating to or a summary of any disclosure of matters described in clause (i) or (ii) in the preceding sentence made by management of the Company to its auditors and the audit committee of the Company Board on or after the Applicable Date and prior to the date of this Agreement and (B) any material communication on or after the Applicable Date and prior to the date of this Agreement made by management of the Company or its auditors to the audit committee of the Company Board as required by the listing standards of NYSE, such audit committee’s charter or professional standards of the Public Company Accounting Oversight Board. (d) Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) (the “Company Balance Sheets”) fairly presents or, in the case of Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its Subsidiaries, as of the date of such balance sheet, and each of the consolidated statements of operations, cash flows and changes in stockholders’ equity (deficit) included in or incorporated by reference into the Company Reports (including any related notes and schedules) (together with the Company Balance Sheets, the “Company Financial Statements”) fairly presents, or, in the case of Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that are not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be expressly noted therein or in the notes thereto, and complied or will comply, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto. (e) Neither the Company nor any of its consolidated Subsidiaries is a party to or has any obligation or other commitment to become a party to any securitization transaction, off-balance sheet partnership or any similar Contract (including any structured finance, special purpose or limited purpose entity, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)) where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in any of the Company’s published financial statements or other Company Reports. Section 4.6 Absence of Certain Changes. (a) Since September 30, 2025, there has not been any Effect that, individually or in the aggregate, has had a Company Material Adverse Effect. (b) Since September 30, 2025 and through the date of this Agreement, the business of the Group Companies has been conducted in the Ordinary Course in all material respects.

-14- Section 4.7 Litigation and Liabilities. (a) As of the date of this Agreement, there are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries, except for those that would not, individually or in the aggregate, have a Company Material Adverse Effect and would not reasonably be expected to prevent, materially delay or materially impede the consummation of the Transactions. (b) There are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, contingent or otherwise, other than obligations or liabilities (i) disclosed, reflected, reserved against or otherwise provided for in the Company Financial Statements, (ii) incurred in the Ordinary Course since September 30, 2025, (iii) arising out of this Agreement (and which do not arise out of a breach by the Company of any representation or warranty in this Agreement) or third-party service provider obligations incurred in connection with the Transactions, (iv) incurred pursuant to Contracts or Licenses binding on the Company or any of its Subsidiaries or pursuant to which their respective assets are bound (other than those resulting from a breach of such Contract or License) or (v) that would not, individually or in the aggregate, have a Company Material Adverse Effect. (c) None of the Company or any of its Subsidiaries is a party to or subject to the provisions of any Governmental Order that would, individually or in the aggregate, have a Company Material Adverse Effect. Section 4.8 Employee Benefits and Labor Matters. (a) Section 4.8(a) of the Company Disclosure Letter sets forth a correct and complete list, as of the date of this Agreement, of all material Company Plans. With respect to each such material Company Plan, the Company has made available to Buyer, to the extent applicable: (i) the most recent plan document (and all material amendments thereto) or, to the extent unwritten, a summary of the benefits provided under such plan, and related trust, insurance and funding agreements, (ii) the most recent summary plan description and any summaries of material modifications, (iii) the most recent annual report on Form 5500 and all attachments thereto filed with the IRS, (iv) the most recent determination or opinion letter, if any, issued by the IRS, (v) the most recent financial statements or actuarial reports, if applicable, (vi) the most recent determination or opinion letter and (vii) all material, non-routine correspondence or filings with any Governmental Entity. (b) Except as set forth on Section 4.8(b) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries maintains, sponsors or participates in, contributes to or has any liability under or with respect to, (i) a Multiemployer Plan, (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA), (iii) an employee benefit plan subject to Section 302 or Title IV of ERISA or is otherwise a “defined benefit plan” (as defined in Section 3(35) of ERISA), (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA or (v) a “funded welfare plan” within the meaning of Section 419 of the Code. (c) Except as would not, either individually or in the aggregate, have a Company Material Adverse Effect, with respect to each Company Plan that is subject to Title IV

-15- of ERISA (each, a “Company Title IV Plan”), (i) no liability under Title IV or Section 302 of ERISA has been incurred by the Company or any of its Subsidiaries that has not been satisfied in full, other than any liability for premiums due the PBGC (which premiums have been paid when due), (ii) the minimum funding standards under Section 302 of ERISA and Sections 412 and 430 of the Code are satisfied and no waiver of any minimum funding standard or extension of any amortization period has been requested or granted (iii) no Proceedings have been commenced or threatened by the PBGC to terminate any Company Title IV Plan, (iv) no reportable event within the meaning of Section 4043(c) of ERISA for which the thirty (30)-day notice requirement has not been waived has occurred, (v) no liability (other than for premiums to the PBGC) under Title IV of ERISA has been or is expected to be incurred by any Group Company or any ERISA Affiliate and (vi) all premiums to the PBGC have been timely paid in full, (vii) no Company Title IV Plan is in “at-risk” status (within the meaning of Section 303 of ERISA). No Group Company has been required to post any security under ERISA or Section 436 of the Code with respect to any Company Plan, and to the Knowledge of the Company, no fact or event exists that could reasonably be expected to give rise to any such lien or requirement to post any such security with respect to any Company Plan. (d) Neither the Company nor any of its Subsidiaries or any of their respective ERISA Affiliates has incurred any material unsatisfied liability (including withdrawal liability) under any Company Plan, and, to the Knowledge of the Company, no circumstances exist that would reasonably be expected to result in any material liability to the Company nor any of its Subsidiaries or any of their respective ERISA Affiliates under, Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA that would result in the imposition of any material liability on Buyer or any of its Affiliates (including the Surviving Corporation following the Closing) other than liability for benefits or premiums payable to the PBGC arising in the ordinary course that are not yet due. (e) Each Company Plan that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the IRS and, to the Knowledge of the Company, no circumstance exists that is likely to result in the loss of the qualification of such plan under Section 401(a) of the Code. (f) Except as would not, either individually or in the aggregate, have a Company Material Adverse Effect, each Company Plan has been established, funded and operated in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA and the Code. (g) As of the date of this Agreement, there is no pending or, to the Knowledge of the Company, threatened litigation relating to the Company Plans, except as would not, either individually or in the aggregate, have a Company Material Adverse Effect. (h) Except as would not, either individually or in the aggregate, have a Company Material Adverse Effect, no Group Company has any obligations for retiree health or life benefits under any of the Company Plans or any Collective Bargaining Agreement, except as required by Section 4980B of the Code or Section 601 of ERISA (or any similar non-U.S. Law). (i) Neither the execution of this Agreement, the Company Stockholder Approval, receipt of approval or clearance from any one or more Governmental Entities of the

-16- Transactions, nor the consummation of the Transactions will, either alone or in combination with any other event, (A) result in any payment or increase in payment becoming due to any current or former officer, director, employee or individual independent contractor of the Company under any Company Plan or otherwise, (B) result in the acceleration of the time of payment, funding (through a grantor trust or otherwise) or vesting of any payments or benefits under any Company Plan or otherwise, (C) result in any breach or violation of, or default under or limit or restrict the right of the Company to merge, amend, transfer the assets of or terminate any of the Company Plans, (D) increase the benefits or result in the obligation to fund benefits or the transfer or setting aside of assets to fund any benefits under any Company Plan, (E) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code. (j) No officer, employee, director or consultant of the Company or any of its Subsidiaries is entitled to receive any tax gross-up, indemnity or similar payment from the Company or any of its Subsidiaries as a result of the imposition of any income tax or excise tax under Sections 409A or 4999 of the Code or otherwise. (k) Except as would not, either individually or in the aggregate, have a Company Material Adverse Effect, each Company Plan subject to the Laws of any jurisdiction outside of the United States (a “Foreign Benefit Plan”), (i) if intended to qualify for special tax treatment, meets all requirements for such treatment and, to the Knowledge of the Company, there are no existing circumstances or events that have occurred that could reasonably be expected to affect adversely the special tax treatment with respect to such Foreign Benefit Plan, (ii) if intended to be funded and/or book-reserved, is fully funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions, and (iii) if intended or required to be qualified, approved or registered with a Governmental Entity, is and has been so qualified, approved or registered, as applicable. (l) Except as set forth in Section 4.8(l) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is party to any Collective Bargaining Agreements. To the Knowledge of the Company, as of the date of this Agreement, there are no activities or Proceedings of any Labor Union to organize any Company Employees with regard to their employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, as of the date of this Agreement, there is no strike, lockout, dispute or concerted work slowdown or stoppage pending or threatened in writing directly against the Company or any of its Subsidiaries, except where such strike, lockout, or concerted work slowdown or stoppage would not, individually or in the aggregate, have a Company Material Adverse Effect. (m) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company is, and has been since the Applicable Date, in compliance with all applicable Laws governing employment or labor, including, but not limited to, all such Laws relating to wages, hours, worker classification, contractors, immigration, collective bargaining, discrimination, safety and health, workers’ compensation, privacy, retaliation, harassment, disability rights and benefits, reasonable accommodation, equal employment, fair employment practices, plant closings, mass layoffs, wrongful discharge and layoffs, including the Worker Adjustment and Retraining Notification Act (and any similar applicable state, local or foreign statute or regulation) (collectively, the “WARN Act”). The Company has not taken

-17- any action since January 1, 2024 that would constitute a “Mass Layoff” or “Plant Closing” within the meaning of the WARN Act. (n) To the Knowledge of the Company, in the past five (5) years, (A) no allegations of sexual harassment, sexual misconduct or sexual assault have been made against any member of the Company Board or employee of the Company at the level of Director or above, and (B) neither the Company nor any of or any of its Subsidiaries have entered into any settlement agreements related to allegations of sexual harassment, sexual misconduct or sexual assault involving any member of the Company Board or employee of the Company at the level of Director or above. Section 4.9 Compliance with Laws, Licenses. (a) The Group Companies, since the Applicable Date, have not been in violation of any applicable federal, state, local, foreign or transnational Law, any Governmental Order or any Privacy Requirement, except for such violations that would not, individually or in the aggregate, have a Company Material Adverse Effect. The Group Companies, since the Applicable Date, have not received any written notice or, to the Knowledge of the Company, other communication from any Governmental Entity regarding any actual or alleged violation of, or failure to comply with, any applicable Law, except for such violations that would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Group Companies is pending or, as of the date of this Agreement, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, have a Company Material Adverse Effect. (b) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Group Companies possess, and have possessed since the Applicable Date, each License necessary to conduct their business, (ii) all such Licenses are valid and in full force and effect or expired at a time when such Licenses were no longer required and (iii) the Group Companies are, and since the Applicable Date have been, in compliance with the terms and requirements of such Licenses. Since the Applicable Date, the Group Companies have not received any written notice or, to the Knowledge of the Company, other communication from any Governmental Entity regarding (I) any actual or alleged material violation of or material failure to comply with any term or requirement of any material License or (II) any actual or threatened revocation, withdrawal, suspension, cancellation or termination of any material License, in each case except as would not, individually or in the aggregate, have a Company Material Adverse Effect. (c) Section 4.9(c) of the Company Disclosure Letter sets forth a list, as of the date of this Agreement, of each License made, issued or granted to, or used by, the Group Companies (other than EHS Permits and Business Licenses) that is material to the business and operations of the Group Companies, taken as a whole. (d) The Group Companies and, to the Knowledge of the Company, the officers, directors, employees and agents of any of the Group Companies, are in compliance in all material respects with, and since the Applicable Date have complied in all material respects

-18- with: (i) the provisions of the FCPA; and (ii) the provisions of all anti-bribery, anti-corruption and anti-money laundering Laws of each jurisdiction in which the Group Companies operate or have operated. Since the Applicable Date, the Group Companies and, to the Knowledge of the Company, the officers, directors, employees and agents acting on behalf of the Group Companies, have not paid, given, offered or promised to pay, or authorized the payment or transfer, directly or indirectly, of any monies or anything of value to any national, provincial, municipal or other Government Official or any Governmental Entity for the purpose of corruptly influencing any act or decision of such Government Official or Governmental Entity to obtain or retain business, to direct business to any Person or to secure any other improper benefit or advantage, in each case in violation in any material respect of the FCPA or any Laws described in clause (ii) of the foregoing sentence. (e) The Group Companies have instituted and maintain policies and procedures reasonably designed to ensure compliance with the FCPA and other anti-bribery, anti-corruption and anti-money laundering Laws in each jurisdiction in which the Group Companies operate. (f) None of the Group Companies are, and since the Applicable Date, have been, subject to any pending, or, to the Knowledge of the Company, threatened civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, Proceedings, demand letters, settlements or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving the Group Companies relating to the FCPA or any other anti-bribery, anti-corruption or anti-money laundering Laws. (g) The Group Companies, since the Applicable Date, have been and currently are in compliance in all material respects with the Export and Sanctions Regulations. Section 4.9(g) of the Company Disclosure Letter sets forth a list, as of the date of this Agreement, of material specific licenses or authorizations held by a Group Company under the Export and Sanctions Regulations. The Group Companies have instituted and maintain policies and procedures reasonably designed to ensure compliance with the Export and Sanctions Regulations in each jurisdiction in which the Group Companies operate or are otherwise subject to jurisdiction. (h) None of the Group Companies are, and since the Applicable Date, have been, subject to any actual, pending or, to the Knowledge of the Company, threatened Proceedings, demands, notices of violation, demand letters, settlements or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving the Group Companies relating to the Export and Sanctions Regulations. Section 4.10 Material Contracts. (a) Section 4.10(a) of the Company Disclosure Letter sets forth a list, as of the date of this Agreement, of each Contract (other than purchase orders, statements of work, work orders and rebate agreements entered into in the Ordinary Course) to which either the Company or any of its Subsidiaries is a party or bound, other than any Company Plan or Contracts solely among the Group Companies or Company Plans (each such Contract, a “Company Material Contract”) which:

-19- (i) (A) limits or restricts in any material respect the Group Companies from competing in any line of business or with any Person or competing or operating in any geographic region, (B) contains exclusivity obligations, “most favored nation” provisions in favor of the counterparty or rights of first refusal, first offer or first negotiation or any similar right binding on, and material to, the Group Companies, taken as a whole, (C) obligates the Group Companies to purchase a minimum amount of goods or services in excess of $5,000,000 in any twelve (12)-month period (other than Contracts for the acquisition or disposition of supplies, inventory or products in connection with the Ordinary Course conduct of the business of the Group Companies, in each case, where such Contracts have a remaining term of one (1) year or less from the date of this Agreement or can be terminated by the Group Companies without penalty on ninety (90) days or less prior notice) or (D) limits or restricts in any material respect the Group Companies from acquiring any product or other asset or any service from any Person, selling any product or other asset or any service to any other Person; (ii) is a joint venture, strategic alliance or partnership agreement or provides for a similar arrangement that is material to the Group Companies, taken as a whole, or relates to the management, governance or control of, or the economic rights or obligations of the Company or any of its Subsidiaries in, any such joint venture, strategic alliance, partnership or other similar arrangement; (iii) obligates the Company to make any capital investment or capital expenditure in excess of $2,500,000 individually or $5,000,000 in the aggregate during any twelve (12)-month period, except Contracts for expenditures to the extent account for or reflected in the Capex Budget; (iv) is a Real Property Lease providing for annual payments of $500,000 or more; (v) is a Contract (other than those solely among the Group Companies) (x) relating to indebtedness, including any loan, guarantee or credit agreement, note, bond, mortgage, indenture, security agreement (other than those solely among the Group Companies) relating to indebtedness for borrowed money in an amount in excess of $7,500,000 individually, (y) relating to swap agreements, collar agreements, other hedging arrangements and any other derivative arrangement or (z) that creates or evidences a Lien (other than a Permitted Lien) on any of the assets or properties of the Group Companies; (vi) is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act; (vii) is an acquisition agreement or a divestiture agreement pursuant to which (A) the Company reasonably expects that it is required to pay total consideration (including assumption of debt) after the date of this Agreement in excess of $7,500,000 or (B) any other Person has the right to acquire any assets of the Company or any of its Subsidiaries after the date of this Agreement with a fair market value or purchase price of more than $7,500,000 or (C) the Company or any of its Subsidiaries has any material ongoing indemnification or other obligations as of the date of this Agreement, excluding, in each case of this Section 4.10(a)(vii), acquisitions or dispositions of (x) supplies, inventory or products in connection with the Ordinary Course conduct of the business of the Group Companies or

-20- (y) supplies, inventory, products, equipment, properties or other assets that are obsolete, worn out, surplus or no longer used or useful in the Ordinary Course conduct of business of the Group Companies; (viii) includes a license, covenant not to sue or other right to any material Intellectual Property or under which any Group Company agrees to limit its use or enforcement of material Company Owned IP in any material respect (including pursuant to any co-existence or similar agreement), in each case, other than (A) non-exclusive licenses in the Ordinary Course of business to any customer for such customer’s end use of the Group Companies’ products, or to any service provider to enable the provision of services to a Group Company, or (B) non-exclusive licenses in the Ordinary Course of business that are merely incidental to a Group Company’s purchase of any product or service, including licenses of uncustomized, generally commercially available software involving annual and up-front fees of no more than $1,000,000; (ix) governs the development or ownership of any Intellectual Property, software or product developed by or jointly with any other Person at the request or direction of any of the Group Companies, which Intellectual Property, software or product is material to the Group Company’s business, but excluding employment, consulting, services or invention assignment agreements entered into in the Ordinary Course of business with employees, contractors or consultants of the Group Companies, in each case, assigning all rights therein to the Group Companies; (x) is any settlement or similar Contract arising out of a Proceeding or threatened Proceeding (A) that materially restricts or imposes any material obligation on the Group Companies or materially disrupts the business of the Group Companies as currently conducted or (B) that would require the Company to pay consideration valued at more than $1,000,000 individually or $2,500,000 in the aggregate following the date of this Agreement; (xi) is a material Contract with any Governmental Entity; (xii) is a Contract between or among any of the Group Companies, on the one hand, and any directors, executive officers (as such term is defined in the Exchange Act) or any beneficial owner of five percent (5%) or more of the outstanding shares of any class of capital stock of any of the Group Companies, or any Affiliate of the foregoing (excluding the Group Companies), on the other hand (other than a Company Plan); (xiii) is a Contract that has or would reasonably be likely to, either pursuant to its own terms or the terms of any related Contracts, involve payments or receipts in excess of $10,000,000 during any consecutive twelve (12)-month period during the term of such Contract, other than (A) Contracts for expenditures to the extent accounted for or reflected in the Capex Budget or (B) Contracts for the acquisition or disposition of raw materials, inventory or supplies in the Ordinary Course; (xiv) is a Contract with Significant Customer or Significant Supplier; or (xv) is a Contract (other than any other Company Material Contract) the termination of which would have a Company Material Adverse Effect.

-21- (b) The Company has made available to Buyer a true, correct and complete copy of each Company Material Contract existing as of the date of this Agreement. Each of the Company Material Contracts is valid and binding on the applicable Group Company, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect as would not, individually or in the aggregate, have a Company Material Adverse Effect. None of the Group Companies or, to the Knowledge of the Company, any other party is in breach of or in default under any Company Material Contract, and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by a Group Company, except for such breaches and defaults as would not, individually or in the aggregate, have a Company Material Adverse Effect. None of the Group Companies has received written notice from any other party to a Company Material Contract that such other party intends to terminate, not renew or renegotiate in any material respect the terms of such Company Material Contract (except in accordance with its terms). Section 4.11 Environmental Matters. Except for such matters that would not, individually or in the aggregate, have a Company Material Adverse Effect: (a) each of the Group Companies is, and since the Applicable Date has been, in compliance with all applicable Environmental Laws; (b) each of the Group Companies has obtained, and is in compliance with, all permits and Licenses required under applicable Environmental Laws; (c) since the Applicable Date, no notice of violation or liability has been received by any of the Group Companies arising out of any Environmental Law the substance of which has not been resolved; (d) no Proceeding is pending or, to the Knowledge of the Company, threatened against any of the Group Companies under any Environmental Law; and (e) none of the Group Companies, and to the Knowledge of the Company, no other Person, has Released Hazardous Substances at any real property owned, operated or leased by a Group Company (or to the Knowledge of the Company at any real property formerly owned, operated or leased by a Group Company during its ownership, operation or tenancy) in a manner that has resulted or would reasonably be expected to result in liability for or an investigation, remediation or other response action by any of the Group Companies under any Environmental Law. Section 4.12 Real Property. (a) Section 4.12(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, (i) a list of all material real properties (by street address) owned by any of the Group Companies (each an “Owned Real Property”), and (ii) a list of the material leases, subleases, licenses or occupancy agreements pursuant to which any Group Company leases, subleases, licenses or occupies real property from any other Person (each a “Real Property Lease”).

-22- (b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) a Group Company has good, valid and marketable title to each Owned Real Property, free and clear of all Liens, other than Permitted Liens, and (ii) there are no existing, pending or, to the Knowledge of the Company, threatened rezoning, condemnation or eminent domain proceedings that challenge or adversely affect, or would challenge or adversely affect, the continuation of the present use or operation of any Owned Real Property or, to the Knowledge of the Company, Leased Real Property. (c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) a Group Company has good and valid leasehold title each real property subject to a Real Property Lease (each a “Leased Real Property”), free and clear of all Liens, other than Permitted Liens, and (ii) each Real Property Lease is valid, binding and in full force and effect and enforceable against the Company and, to the Knowledge of the Company, each of the other parties thereto, subject to the Bankruptcy and Equity Exception. The Company has not received or issued any written notice of an uncured material breach or default under any Real Property Lease, nor, to the Knowledge of the Company, has any event or omission occurred that, with the giving of notice or the lapse of time or both, would constitute an uncured material breach or default under any Real Property Lease which, in any of the foregoing cases, could give rise to any such party having a right to terminate such Real Property Lease or accelerate rent thereunder. (d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there are no leases, subleases, licenses, occupancy agreements, purchase agreements or other contractual obligations that grant an interest in the right of use or occupancy of any material portion of the Owned Real Property or, to the Knowledge of the Company, Leased Real Property to any Person other than the applicable Group Company, (ii) to the Knowledge of the Company, there is no Person in possession of any material portion of the Owned Real Property or Leased Real Property other than the applicable Group Company and (iii) there are no outstanding options, rights of first offer or rights of first refusal to purchase any of the Owned Real Property or any portion thereof or interest therein. (e) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all buildings, structures, fixtures, machinery, and equipment owned by, or, to the Knowledge of the Company, leased to the Group Companies (including the Leased Real Property) are sufficient to permit the Group Companies to conduct the businesses in the manner in which such businesses are currently being conducted. Section 4.13 Taxes. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect: (a) All Tax Returns required to be filed by or with respect to the Group Companies have been duly and timely filed (taking into account any valid extensions of time within which to file), and all such Tax Returns are true, correct and complete in all respects. All Taxes of or with respect to the Group Companies, whether or not shown as due on such Tax Returns, have been timely paid in full to the appropriate Governmental Entity or adequate reserves therefor have been made in the Company Financial Statements in accordance with GAAP.

-23- (b) All Taxes required to be collected or withheld by any of the Group Companies have been so collected and withheld and, to the extent required, have been paid over to the appropriate Governmental Entity. The Group Companies have complied with all applicable laws relating to the payment, collection, withholding and remittance of Taxes (including information reporting requirements). (c) No deficiency for any amount of Taxes has been proposed, assessed or asserted, in each case in writing or otherwise to the Knowledge of the Company by any Governmental Entity against any of the Group Companies, except for deficiencies which have been fully satisfied by payment, fully settled or withdrawn. No claim, audit or other Proceeding by any Governmental Entity is pending or threatened in writing with respect to any Taxes or Tax matters (including Tax Returns) of or with respect to any of the Group Companies. No Group Company has waived, extended or requested to waive or extend any statute of limitations with respect to any period for the collection or assessment of any Tax, which waiver or extension is currently in effect or which request is currently pending. (d) No Group Company has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 or Section 361 of the Code (or any similar provision of U.S. state or local Law) during the two (2)-year period ending on the date of this Agreement. (e) No Group Company has “participated” in a “listed transaction” as defined in Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of U.S. state or local Law). (f) There are no Liens for Taxes (other than Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate Proceedings and as to which appropriate reserves have been recorded in accordance with GAAP) upon the assets of any of the Group Companies. (g) No Group Company is party to (or will be liable in respect of) any Contract relating to the allocation, sharing, reimbursement or indemnification of Taxes, other than (i) customary commercial, leasing or employment Contracts entered into in the Ordinary Course, the primary purposes of which do not relate to Taxes and (ii) Contracts solely between or among any of the Company or one or more of its Subsidiaries. (h) No Group Company is, or has been, a member of a group (other than a group the common parent of which is or was the Company or any of its Subsidiaries) filing a consolidated, combined, unitary or similar income Tax Return. No Group Company has any liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), or as a transferee or successor or otherwise by operation of Law. (i) No Governmental Entity has notified any Group Company in writing that it is or may be subject to taxation of a particular type or required to file Tax Returns of such type by a jurisdiction in which it does not presently file Tax Returns of such type, including by virtue of having a permanent establishment or other place of business or taxable presence in any such

-24- jurisdiction. The Company is not and has not, in the five (5)-year period ending on the date of this Agreement, been a “United States real property holding corporation” within the meaning of Section 897 of the Code. (j) No Group Company is or will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) adjustment pursuant to Section 481 of the Code (or any similar or analogous provision of state, local or foreign Law) with respect to a change in accounting method or use of an improper accounting method that occurred at or prior to the Closing, (ii) installment sale or open transaction made or entered into at or prior to the Closing, (iii) closing agreement (within the meaning of Section 7121 of the Code (or any similar or analogous provision of state, local, or non-U.S. Law)) entered into at or prior to the Closing, or (iv) any intercompany transaction entered into or effected, or an “excess loss account” existing, prior to the Closing. (k) No Group Company is a party to, or in receipt of, any “closing agreement” (within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law)) or other ruling or written agreement with a Governmental Entity in respect of Taxes. Section 4.14 Intellectual Property. (a) Section 4.14(a) of the Company Disclosure Letter sets forth a list, as of the date of this Agreement, of all Registered Company IP, indicating for each item the legal and record owner, registration or application number, the applicable filing jurisdiction, filing date and issue date, as applicable. (b) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) all material Registered Company IP is subsisting and, to the Knowledge of the Company, valid and enforceable, and (ii) no interference, opposition, reissue, reexamination or other Proceeding is pending or has been threatened in writing in which any Registered Company IP (including the enforceability, validity, scope, use or ownership thereof) is being contested or challenged. (c) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the Knowledge of the Company, the Group Companies exclusively own, free and clear of all Liens (other than Permitted Liens), all Company Owned Intellectual Property and have a valid and enforceable license or other sufficient rights to use all other Intellectual Property used by the Group Companies, and such ownership and rights will not be terminated, impaired, or subject to any additional payment or other obligation (whether contingent or otherwise) as a result of the execution, delivery or performance of this Agreement or the consummation of the Transactions. (d) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the Knowledge of the Company, (i) the Group Companies have not since the Applicable Date infringed, misappropriated or otherwise violated, and do not infringe, misappropriate or otherwise violate, the Intellectual Property of any Person, (ii) no Person is infringing, misappropriating or otherwise violating any Company Owned IP, (iii) there are no

-25- pending or threatened in writing Proceedings alleging that any of the Group Companies have infringed, misappropriated or otherwise violated the Intellectual Property rights of any Person and (iv) the Company and its Subsidiaries have not received any written notice since the Applicable Date alleging that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates the Intellectual Property of any Person. (e) All Intellectual Property created or developed by former and current employees, consultants and contractors of the Company or its Subsidiaries in the course of employment or engagement by, or performance of services for, the Company or its Subsidiaries is owned by the Company or the applicable Subsidiary, either by written agreement or operation of Law. (f) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Group Companies take and have taken commercially reasonable measures to maintain, preserve and protect (i) their respective interests in Intellectual Property, and (ii) the confidentiality of the Trade Secrets included in Company-owned IP or otherwise held by the Group Companies. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there has not been any unauthorized disclosure or other compromise of any confidential or proprietary information of any Group Company (including any such information of any other Person disclosed in confidence to any Group Company). (g) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect: (i) the Company Information Technology operates and performs in accordance with its documentation and functional specifications and otherwise as required to permit the Group Companies to conduct their respective businesses as currently conducted without capacity, reliability, integrity, security or other issues, (ii) since the Applicable Date, the Company Information Technology has not malfunctioned or failed, (iii) the Group Companies have taken reasonable measures to protect the Company Information Technology from, and the Company Information Technology does not contain any, software or other computer code designed to disrupt, disable or harm in any manner the operation of any Information Technology, including any malicious code that causes software, data or any portion thereof to be erased, inoperable or otherwise incapable of being used, either automatically, with the passage of time, or upon command by any Person and (iv) to the Knowledge of the Company, since the Applicable Date, no Person has gained unauthorized access to the Company Information Technology or data Processed thereby. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the Knowledge of the Company, none of the software owned by any of the Group Companies contains or is distributed with any shareware, open source code or other software for which use or distribution is under a license that requires any of the Group Companies to do any of the following: (A) disclose or distribute the software owned by any of the Group Companies in source code form, (B) authorize a licensee of the software owned by any of the Group Companies to make derivative works of such software owned by the same or (C) distribute or otherwise make available the software owned by any of the Group Companies at no cost to the recipient. (h) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Group Companies comply and since the Applicable Date have complied with all Privacy Requirements and (ii) to the Knowledge of the Company, there have

-26- not been any incidents of, or third-party claims related to, any loss, theft, unauthorized Processing, access to or acquisition, modification, disclosure, corruption or other misuse of any Personal Data Processed by or on behalf of any Group Company. To the Knowledge of the Company, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, none of the Group Companies has received any notice of any claims, investigations (including investigations by any Governmental Entity), Proceedings or alleged violations of any Data Protection Laws and Governmental Orders with respect to Personal Data Processed by or on behalf of any of the Group Companies. Section 4.15 Insurance. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, as of the date hereof, each of the material insurance policies and arrangements relating to the business, assets and operations of the Group Companies, is in full force and effect and all premiums due thereunder have been paid when due. As of the date of this Agreement, none of the Group Companies has received any written notice regarding any cancellation or invalidation of any such insurance policy, other than such cancellation, or invalidation that would not, individually or in the aggregate, have a Company Material Adverse Effect. Section 4.16 Company Products. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (a) to the Knowledge of the Company, the Company does not have any liability for replacement or repair of any product developed, manufactured, marketed, sold, leased or distributed by the Company (each a “Company Product”) or other damages in connection therewith and (b) since the Applicable Date, there has not been any recall or post-sale warning concerning any Company Product conducted by or on behalf of the Company or, to the Knowledge of the Company, any third party as a result of any alleged defect in any Company Product. Section 4.17 Customers and Suppliers. Section 4.17 of the Company Disclosure Letter sets forth the fifteen (15) largest customers (by total aggregate annual revenue received by the Group Companies) of the Group Companies for the year ended on September 30, 2025 (the “Significant Customers”) and the fifteen (15) largest suppliers (by total aggregate annual spend amounts paid to such suppliers by, or on behalf of, the Group Companies) of the Group Companies for the year ended on September 30, 2025 (the “Significant Suppliers”). Since September 30, 2025, no Significant Customer or Significant Supplier has cancelled, terminated or otherwise modified its relationship with the Group Companies, except as permitted by the terms of a Contract with the Group Companies or as does not, individually or in the aggregate, constitute a Company Material Adverse Effect. Section 4.18 Takeover Statutes; No Rights Plan. Assuming the accuracy of the representations and warranties set forth in Section 5.8, no Takeover Statute is applicable to this Agreement, as it relates to the Merger or any of the Transactions. The Company Board has taken all actions necessary to render all potentially applicable Takeover Statutes inapplicable to this Agreement, the Merger and the other Transactions. The Company has no stockholder rights plan, “poison pill” or similar agreement or arrangement that is, or at the Effective Time will be, applicable to this Agreement, the Merger or the other Transactions.

-27- Section 4.19 Information Supplied. The information supplied by or on behalf of the Company to be contained in, or incorporated by reference in, the Proxy Statement, including any amendments or supplements thereto and any other document incorporated or referenced therein, will not, on the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Company Stockholder Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing provisions of this Section 4.19, no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Proxy Statement that were supplied by or on behalf of Buyer or Merger Sub for use therein. Section 4.20 Brokers and Finders. The Company has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Transactions, except that the Company has retained Citi and JPM as the Company’s financial advisors. Section 4.21 No Other Representations and Warranties. The Company, on its own behalf and behalf of its Affiliates and each of its and their respective Representatives, acknowledges and agrees that (a) except for the representations and warranties made by Buyer and Merger Sub in Article V, neither Buyer, Merger Sub nor any other Person makes any express or implied representation or warranty with respect to Buyer and its Affiliates or any of their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects in connection with this Agreement or the Transactions, and Buyer and Merger Sub hereby disclaim any such other representations or warranties and (b) neither Buyer nor any other Person makes or has made any representation or warranty to the Company or any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to Buyer or any of its Affiliates or any of their respective businesses, or (ii) any oral or, except for the representations and warranties made by Buyer and Merger Sub in Article V, written information made available to the Company or any of its Affiliates or Representatives in the course of their evaluation of Buyer, the Buyer Entities or the business of Buyer and its Subsidiaries, the negotiation of this Agreement or in the course of the Transactions. ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB Except as set forth in the corresponding sections or subsections of the disclosure letter delivered to the Company by Buyer concurrently with the execution and delivery of this Agreement (the “Buyer Disclosure Letter”), it being agreed that for purposes of the representations and warranties set forth in this Article V, disclosure of any item in any section or subsection of the Buyer Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on its face, Buyer and Merger Sub hereby represent and warrant to the Company that:

-28- Section 5.1 Organization, Good Standing and Qualification. Each of Buyer and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization. Prior to the date of this Agreement, Buyer has made available to the Company true, correct and complete copies of the Organizational Documents of Merger Sub as amended through the date of this Agreement, and such Organizational Documents are in full force and effect. Section 5.2 Corporate Authority and Approval. (a) Each of Buyer and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary to execute and deliver this Agreement and will have all requisite corporate power and authority and will have taken all corporate action necessary to consummate the Transactions. This Agreement has been duly executed and delivered by Buyer and Merger Sub and constitutes a valid and binding agreement of Buyer and Merger Sub, enforceable against each of them in accordance with its terms, subject the Bankruptcy and Equity Exception. The execution and delivery by Buyer and Merger Sub of this Agreement and the consummation of the Transactions, have been duly authorized by all necessary and proper action on the part of Buyer and Merger Sub, and no other action on the part of Buyer or Merger Sub is necessary to authorize this Agreement (other than the approval of this Agreement and the Transactions by Buyer, in its capacity as the sole stockholder of Merger Sub, which shall occur immediately following the execution of this Agreement). As of the date of this Agreement, the board of directors of Merger Sub has approved and declared advisable and fair this Agreement and the Transactions. As of the date of this Agreement, the Buyer Board has approved this Agreement and the Transactions. The sole stockholder of Merger Sub will approve and adopt this Agreement and the Transactions immediately following the execution of this Agreement. (b) No vote of the holders of any class of equity securities of Buyer or Merger Sub is required for the execution and delivery of this Agreement or any other agreements and documents contemplated hereby to which Buyer or Merger Sub is a party, the performance by Buyer or Merger Sub of its obligations hereunder and thereunder, or to consummate the Merger and the transactions contemplated hereunder and thereunder (other than the approval of this Agreement and the Transactions by Buyer, in its capacity as the sole stockholder of Merger Sub, which shall occur immediately following the execution of this Agreement). (c) Merger Sub is an indirect, wholly owned Subsidiary of Buyer that was formed solely for the purpose of engaging in the Merger. Since the date of its incorporation, Merger Sub has not carried, and prior to the Effective Time, will not carry, on any business or conduct any operations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto. Section 5.3 Governmental Filings; No Violations. (a) Other than the necessary filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods or authorizations (i) pursuant to Section 1.3 (ii) required under the HSR Act or any other applicable Antitrust Laws in connection with the Transactions, the Exchange Act and the Securities Act, (iii) as set forth in Section 5.3(a) of the Buyer Disclosure Letter, (iv) as may be required pursuant to applicable Foreign Investment Laws

-29- and (v) required under the Securities Act, the Exchange Act and any other applicable state, federal or foreign securities laws or the rules and regulations of the Milan Stock Exchange, no filings, notices or reports are required to be made by Buyer or Merger Sub with, nor are any consents, registrations, approvals, permits, expirations of waiting periods or authorizations required to be obtained by Buyer or Merger Sub from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Buyer and Merger Sub or the consummation by Buyer and Merger Sub of the Transactions, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Transactions. (b) The execution, delivery and performance by Buyer and Merger Sub of this Agreement do not or will not (as applicable), and the consummation by Buyer and Merger Sub of the Transactions will not, constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of Buyer or Merger Sub (subject to the receipt of the approval of this Agreement and the Transactions by the sole stockholder of Merger Sub ), (ii) with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination, acceleration or modification (or right of termination, acceleration or modification) under, payment of additional fees under, loss of benefits under, the creation or acceleration of any obligations under, any material Contract binding upon Buyer or, assuming (solely with respect to the performance of this Agreement and the consummation of the Transactions) the filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods and authorizations referred to in Section 5.3(a) are made or obtained, under any Law, Governmental Order or License to which Buyer or Merger Sub is subject or (iii) the creation or imposition of any Lien, other than any Permitted Lien, on any property, right or asset of Buyer, except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, acceleration, loss, modification, payment, acceleration, creation or change that would not, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Transactions. Section 5.4 Solvency. Buyer is not entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Assuming (a) the satisfaction of the conditions set forth in Article VII (in each case, other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) and (b) that the representations and warranties set forth in Article IV as written are true and correct in all material respects at and immediately after the Closing, then, after giving effect to the consummation of the Transactions, each of Buyer and the Surviving Corporation will be Solvent as of immediately after the consummation of the Merger and the other Transactions. For the purposes of this Agreement, the term “Solvent”, when used with respect to any Person, means that, as of any date of determination, (i) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed the value of all “liabilities of such Person, including contingent and other liabilities”, as of such date, (ii) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date and (iii) such Person will be able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable on or in respect of its indebtedness.

-30- Section 5.5 Litigation and Liabilities. As of the date of this Agreement, there are no Proceedings pending or, to the Knowledge of Buyer, threatened by or before any Governmental Entity with respect to Buyer or any of its Subsidiaries, except for those that would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Transactions. Section 5.6 Financial Ability. (a) At the Closing, Buyer will have sufficient funds available to it (including cash, available lines of credit or other sources of immediately available funds) to pay, or cause to be paid, all amounts required to be paid by Buyer, Merger Sub or the Surviving Corporation in connection with the consummation of the Transactions hereunder (including pursuant to Article III) and to pay all fees and expenses of Buyer and its Affiliates in connection therewith, and there is no restriction on the use of such cash for such purposes. (b) In no event shall the receipt or availability of any funds or financing by or to Buyer or any of its Affiliates or the consummation of any other financing transaction be a condition to any of the obligations of Buyer or Merger Sub hereunder. Section 5.7 Information Supplied. The information supplied by or on behalf of Buyer or Merger Sub to be contained in, or incorporated by reference in, the Proxy Statement, including any amendments or supplements thereto and any other document incorporated or referenced therein, will not, on the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Company Stockholder Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 5.7, no representation or warranty is made by Buyer or Merger Sub with respect to information or statements made or incorporated by reference in the Proxy Statement that were supplied by or on behalf of the Company for use therein. Section 5.8 Share Ownership. None of Buyer, Merger Sub or any of their respective “affiliates” or “associates” (as defined in Section 203 of the DGCL) (a) beneficially owns (as such term is used in Rule 13d-3 promulgated under the Exchange Act) any Shares or any options, warrants or other rights to acquire Shares or other securities of the Company, or has any other economic interest in the Company or (b) is, or at any time within the past three (3) years has been, an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company. Section 5.9 Brokers and Finders. Buyer and Merger Sub have not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Transactions for which any Group Company would be responsible. Section 5.10 No Other Representations and Warranties. Buyer and Merger Sub, each on its own behalf and behalf of its Affiliates and each of its and their respective Representatives, acknowledges and agrees that (a) except for the representations and warranties made by the Company in Article IV, neither the Company nor any other Person makes any

-31- express or implied representation or warranty with respect to the Company and its Affiliates or any of their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects in connection with this Agreement or the Transactions, and the Company hereby disclaims any such other representations or warranties and (b) neither the Company nor any other Person makes or has made any representation or warranty to Buyer or any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to the Company or any of its Affiliates or any of their respective businesses, or (ii) any oral or, except for the representations and warranties by the Company in Article IV, written information made available to Buyer or any of its Affiliates or Representatives in the course of their evaluation of the Company, the negotiation of this Agreement or in the course of the Transactions. ARTICLE VI COVENANTS Section 6.1 Interim Operations. (a) Interim Operations of the Company. During the period from the date of this Agreement until the Effective Time, except (A) as required or expressly permitted by this Agreement, (B) as required by applicable Law, (C) as otherwise approved in writing in advance (which approval shall not be unreasonably withheld, conditioned or delayed) by Buyer, or (D) as set forth in Section 6.1(a) of the Company Disclosure Letter, the Company covenants and agrees to: (x) use its commercially reasonable efforts to in all material respects conduct the business of the Group Companies in the Ordinary Course and, to the extent consistent therewith, (y) use its commercially reasonable efforts to in all material respects preserve intact the Group Companies’ business organizations, material assets and properties and maintain the Group Companies’ existing relations and goodwill with Governmental Entities, customers, suppliers, licensors, licensees, distributors, creditors, lessors, employees and business associates and others having material business dealings with them and (z) without limiting the generality of and in furtherance of the foregoing, not and shall cause its Subsidiaries not to: (i) (A) amend its Organizational Documents, (B) split, combine, subdivide or reclassify its outstanding shares of capital stock or other equity interests (except for any such transaction by a wholly owned Subsidiary of the Company which remains a wholly owned Subsidiary of the Company after consummation of such transaction), (C) declare, set aside, authorize or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any shares of its capital stock or other equity interests (except for (1) any dividends or distributions paid by a direct or indirect wholly owned Subsidiary of the Company to another direct or indirect wholly owned Subsidiary of the Company or to the Company and (2) regular quarterly dividends paid in respect of the Shares in an amount no greater than $0.33 per Share per quarter paid at such times and in a manner consistent with the Company’s historical quarterly dividend practice) or (D) purchase, repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests or any securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than (1) purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned Subsidiary of the Company by the Company or any other wholly owned Subsidiary of the

-32- Company or (2) in connection with cashless exercise or tax withholding provisions related to Company Equity Awards as in effect as of the date of this Agreement); (ii) except as required by any Company Plan in effect on the date of this Agreement (A) enter into, adopt, amend or modify in any material respect (including accelerating the vesting), or terminate any Company Plan or any plan, program, policy, practice, agreement or other arrangement that would be a Company Plan if it had been in existence on the date of this Agreement except (x) in conjunction with annual renewal or plan design changes for the Company Plans that are broad-based health and welfare plans that are made in the Ordinary Course or (y) for offer letters or employment agreements for any employee, officer or director whose hire is permitted by clause (G) of this Section 6.1(a)(ii) that do not provide for any severance or change in control payments or benefits; (B) grant or increase the compensation, severance, termination pay or other benefits payable to any current or former employee whose annual base compensation is in excess of $180,000 per year or of any director; (C) enter into or expand the coverage of any change of control, severance, deferred compensation, retention agreement or plan; (D) take any action to waive or amend any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Plan; (E) make any contributions or payments to any trust or other funding vehicle with respect to any Company Plan; (F) change any actuarial or other assumptions used to calculate funding obligations with respect to any Company Plan or change the manner in which such contributions are determined, except as may be required by GAAP; (G) terminate the employment (other than for cause) or hire or promote any employee, officer or director whose annual base compensation is in excess of $180,000 per year; (H) effectuate a “plant closing,” “mass layoff,” or similar action under the WARN Act; or (I) issue, grant, or authorize the issuance or grant of, or accelerate or amend, any Company Equity Award or other equity or equity-based award or other incentive compensation to any current or former employee, officer, director, or individual independent contractor of the Company; (iii) make or authorize any payment of, accrual of or commitment for any capital expenditures that would exceed the Capex Budget for the applicable fiscal year, other than (A) in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident (if covered by insurance or the portion of which is not covered by insurance is less than $1,000,000) or (B) for capital expenditures not exceeding $1,000,000 individually or $5,000,000 in the aggregate during the term of this Agreement; (iv) sell, assign, license, lease, exchange or otherwise transfer, abandon, allow to lapse or expire or otherwise dispose of, fail to maintain, pledge or create any Lien on, or authorize any of the foregoing with respect to any of the Company’s or its Subsidiaries’ assets, properties or rights, including Company Owned IP, other than (A) the creation of Liens that are Permitted Liens, (B) the sale of inventory in the Ordinary Course, (C) sales or assignments with respect to assets, properties and rights (other than Company Owned IP except for Company Owned IP that is exclusively related to assets, properties or other rights otherwise permitted to be sold or assigned pursuant to this clause (C)) not exceeding $1,000,000 individually or $5,000,000 in the aggregate, (D) abandonment, allowance to lapse, or failure to maintain Company Owned IP that is not material to the Group Companies in the Ordinary Course of Intellectual Property portfolio management and maintenance or (E) non-exclusive licenses granted (1) in the Ordinary Course to third parties for their use of the products or

-33- services of the Group Companies or (2) appurtenant to dispositions of assets, properties and rights permitted pursuant to clause (C) of this Section 6.1(a)(iv); (v) grant, issue, sell, deliver, pledge, dispose of or encumber or agree or commit to grant, issue, sell, deliver, pledge, dispose of or encumber any shares of capital stock or other securities or ownership interests in the Group Companies or any securities convertible into, or exercisable for or exchangeable for any such shares, securities or interests, except for the issuance of Shares with respect to, and upon the vesting, exercise or settlement of, Company Options, Company RSUs, Company PSUs or Company DSUs pursuant to their terms, in each case, outstanding on the date of this Agreement or granted after the date hereof in compliance with this Agreement; (vi) make any acquisition (whether by merger, consolidation or acquisition of stock or assets or similar transaction) of any equity interest or otherwise invest in any Person or any division or assets thereof, other than purchases of raw materials, inventory or supplies or other similar assets required to operate the Company’s business in the Ordinary Course; (vii) (A) incur, assume or guarantee, any Indebtedness, except for Indebtedness incurred pursuant to the Company Revolving Credit Agreement, provided, that the aggregate principal amount of Indebtedness under the Company Revolving Credit Agreement outstanding at any time does not exceed $20,000,000, or (B) amend, modify or supplement the Company Credit Agreements or Company Senior Notes Indenture (other than amendments that are on commercially reasonable terms and not adverse in any material respect to the Group Companies, Buyer or the transactions contemplated hereby and do not amend, modify or supplement any terms related to the redemption or repayment of such Indebtedness); (viii) change the fiscal year or make any material change with respect to the financial accounting policies or procedures of the Group Companies, except as required by changes in GAAP or Regulation S-X of the Exchange Act (or any interpretation thereof), any Governmental Entity or by applicable Law; (ix) (A) make (except in the Ordinary Course), change or rescind any material Tax election, (B) adopt (except in the Ordinary Course) or change any material method of Tax accounting or Tax accounting period, (C) amend any material Tax Return, (D) settle, compromise or resolve any Tax Proceeding or other claim for a material amount of Taxes, (E) enter into any “closing agreement” or other agreement with a taxing authority with respect to material Taxes or Tax matters, (F) surrender any right to claim a material Tax refund or (G) request any private letter ruling or other written advice or determination from a Governmental Entity with respect to material Taxes or Tax matters; (x) enter into any new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business of the Group Companies as of the date of this Agreement or as was expressly contemplated (A) by the Capex Budget or (B) as set forth in Section 6.1(a)(x) of the Company Disclosure Letter by the Group Companies prior to the date of this Agreement;

-34- (xi) make any loans, advances or capital contributions to, or investments in, any Person (other than (A) loans, advances or capital contributions solely among Group Companies, (B) indemnification of attorneys’ fees and expenses or business expenses paid or advanced to or on behalf of directors, officers, employees or independent contractors and trade credit and customer or vendor advances, in each case, in the Ordinary Course, or (C) investments made in the Ordinary Course pursuant to the Group Companies’ existing cash management practices); (xii) amend or modify in any material respect, or enter into, or terminate, or waive, release, or assign any material rights or claims under any Company Material Contract or any Contract that would be a Company Material Contract if in existence as of the date of this Agreement or after giving effect to such amendment or modification, other than (A) the entry into any Contract in the Ordinary Course, (B) amendments, modifications or waivers in the Ordinary Course or (C) as expressly permitted by any other clause of this Section 6.01(a); provided, that the exceptions in clauses (A) and (B) shall not apply to Contracts that are or would constitute Company Material Contracts pursuant to Section 4.10(a)(i)(A) (non-competes), Section 4.10(a)(i)(B) (exclusivity, MFN, ROFR), Section 4.10(a)(i)(D) (restrictions on doing business), Section 4.10(a)(ii) (JV), Section 4.10(a)(v) (debt, liens), Section 4.10(a)(vii) (M&A agreements), Section 4.10(a)(x) (settlement agreements), Section 4.10(a)(xi) (government contracts) or Section 4.10(a)(xii) (related party contracts); (xiii) settle, pay, discharge or satisfy any pending or threatened Proceeding, other than (A) if the amount of any such settlement, payment, discharge or satisfaction is not in excess of $1,000,000 individually or $3,000,000 in the aggregate (net of insurance proceeds), (B) relating to Taxes (which shall be governed by Section 6.1(a)(ix)) or (C) any Proceeding arising under applicable workers’ compensation Laws, in the Ordinary Course; provided that, in each case of clauses (A) and (C), such settlements, payments, discharges or satisfactions do not involve any non-de-minimis injunctive, equitable or other non-monetary relief or impose non-de-minimis restrictions on the business activities of any Group Company, do not involve any admission of wrongdoing by the Group Companies and do not relate to any actual or potential violation of any criminal Law; (xiv) adopt or enter into a plan of complete or partial liquidation, dissolution, merger (other than the Merger), consolidation, restructuring, recapitalization or other reorganization of the Group Companies (other than mergers, restructurings or reorganizations solely among wholly owned Group Companies); (xv) enter into or renew any Collective Bargaining Agreement; or (xvi) agree, authorize or commit to do any of the foregoing. (b) Nothing contained in this Agreement shall give Buyer, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time. Prior to the Effective Time, the Company will exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations. Section 6.2 No Solicitation.

-35- (a) The Company and its Subsidiaries will not, and the Company will direct and use its reasonable best efforts to cause its and its Subsidiaries’ respective Representatives not to, directly or indirectly, take any action to solicit, initiate, induce, propose, or knowingly encourage or knowingly facilitate the making of any Acquisition Proposal (including by granting any waiver under Section 203 of the DGCL) or any proposal, offer, inquiry or request that constitutes, or would reasonably be expected to result in or lead to, any Acquisition Proposal or engage, participate or continue in discussions or negotiations with any Person with respect thereto (except solely to notify such Person of the existence of the provisions of this Section 6.2), or disclose any non-public information or afford access to properties, books or records to any Person relating to any Acquisition Proposal or any proposal, offer, inquiry or request that constitutes, or would reasonably be expected to result in or lead to, any Acquisition Proposal, or approve or recommend, or propose to approve or recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, option agreement, acquisition agreement or other similar agreement relating to an Acquisition Proposal, or propose publicly or agree to do any of the foregoing relating to an Acquisition Proposal. (b) Nothing contained in this Agreement shall prevent the Company Board from making any disclosure if, in the good faith judgment of the Company Board, after consultation with outside counsel, the failure to make such disclosure would be reasonably likely to be inconsistent with the Company Board members’ exercise of their fiduciary duties to the Company’s stockholders under applicable Law. The Company shall also be permitted to make any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d- 9(f) under the Exchange Act (and no communication that consists solely of a “stop, look and listen” statement, in and of itself, will be considered a Change in the Company Recommendation) and comply with disclosure obligations under Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or the rules and regulations of NYSE with regard to an Acquisition Proposal. Notwithstanding the foregoing, no disclosure or communication will be permitted pursuant to this Section 6.2(b) that constitutes a Change in the Company Recommendation or that requires the giving of a Superior Proposal Notice or an Intervening Event Notice, except in accordance with Section 6.3(b). It is understood and agreed that, for purposes of this Agreement, a public statement by the Company or the Company Board that describes the receipt of an Acquisition Proposal, the identity of the Person making such Acquisition Proposal, the material terms of such Acquisition Proposal and the operation of this Agreement with respect thereto (that does not otherwise indicate or suggest that such Acquisition Proposal constitutes a Company Superior Proposal and reaffirms the Company Recommendation) will not be deemed to be (A) a withholding, withdrawal, modification or proposal by the Company Board to withhold, withdraw or modify the Company Recommendation, (B) an approval, recommendation or declaration of advisability with respect to such Acquisition Proposal or (C) a Change in the Company Recommendation. (c) Notwithstanding anything to the contrary in this Agreement but subject to the first sentence of Section 6.2(d), prior to (but not after) obtaining the Company Stockholder Approval, the Company may, directly or indirectly through its advisors, agents or other intermediaries, (A) furnish information and access to properties, books and records to any Person, and its Representatives (including sources of financing), that has made a bona fide, written Acquisition Proposal to the Company Board after the date of this Agreement which was not obtained as a result of a material breach of this Section 6.2 and such Person has executed an

-36- Acceptable Confidentiality Agreement and (B) participate in discussions and negotiate with such Person or its Representatives concerning any such unsolicited Acquisition Proposal, if and only if, in any such case set forth in clause (A) or (B) of this sentence, the Company Board determines, (x) after consulting with its outside legal counsel and its financial advisors, that such Acquisition Proposal constitutes or would reasonably be expected to result in a Company Superior Proposal and (y) that failure to do so would be reasonably likely to be inconsistent with the Company Board members’ exercise of their fiduciary duties to the Company’s stockholders under applicable Law. The Company agrees that any material non-public information provided to such Person that has not previously been provided to Buyer shall be provided to Buyer prior to or substantially concurrently with the time it is provided to such Person. The Company Board shall not take any of the actions referred to in the foregoing clauses (A) and (B) unless the Company shall have first delivered to Buyer written notice advising Buyer that the Company intends to take such action; provided that only one such notice need be given with respect to any specific Acquisition Proposal, other than any material amendment or material modification of any such Acquisition Proposal (in which case, a new notice shall be required). (d) In the event that, after the date of this Agreement, the Company receives an Acquisition Proposal, or any proposal, offer, inquiry or request (including any request for non-public information relating to the Company or any Subsidiary of the Company or for access to the properties, books or records of the Company or any Subsidiary of the Company) that constitutes or would reasonably be expected to result in or lead to, any Acquisition Proposal, the Company will (i) promptly (and in no event later than twenty-four (24) hours after a director or senior executive officer of the Company becomes aware of such an Acquisition Proposal, proposal, offer, inquiry or request) notify (which notice shall be provided in writing and shall identify the Person making such Acquisition Proposal, proposal, offer, inquiry or request and set forth the material terms thereof) Buyer thereof, (ii) keep Buyer reasonably and promptly (and, in any event within twenty-four (24) hours) informed of any material developments regarding the status or terms of any such Acquisition Proposal or request, and (iii) as promptly as practicable after the receipt or delivery thereof (but in no event later than twenty-four (24) hours after a director or senior executive officer of the Company becomes aware of receipt) provide to Buyer copies of all material written correspondence and other material written materials and reasonably comprehensive summaries of material oral communication, in each case, sent or provided to or by the Company, any of its Subsidiaries or their respective Representatives, including any proposed transaction agreements relating to such Acquisition Proposal, proposal, offer, inquiry or request. (e) The Company (x) shall, and shall cause its Subsidiaries to, immediately cease and cause to be terminated and shall use reasonable best efforts to cause its and their respective Representatives to, immediately cease and cause to be terminated, all discussions and negotiations, if any, that have taken place prior to the date of this Agreement with any Persons with respect to any Acquisition Proposal or the possibility thereof, (y) shall promptly (and in any event within two (2) Business Days after the date hereof) request each Person, if any, that has executed a confidentiality agreement within the twelve (12) months prior to the date of this Agreement in connection with its consideration of any Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries and (z) immediately terminate all physical and electronic data room access for such Person and its Representatives to diligence or other information regarding the Company or any

-37- of its Subsidiaries. From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, the Company shall not modify, amend or terminate, or waive, release or assign, any provisions of any confidentiality or standstill agreement (or any similar agreement) to which the Company or any of its Subsidiaries is a party relating to any such Acquisition Proposal; provided that if the Company Board determines in good faith after consultation with the Company’s outside legal counsel that the failure to waive a particular standstill provision would be reasonably likely to be inconsistent with the Company Board members’ exercise of their fiduciary duties to the Company’s stockholders under applicable Law, the Company shall be permitted on a confidential basis, upon written request by a relevant party thereto, to release or waive such standstill obligations solely to the extent necessary to permit the party referred therein to submit an Acquisition Proposal to the Company Board on a confidential basis. The Company shall provide written notice to Buyer of any waiver or release of any standstill by the Company. (f) For purposes of this Agreement, “Acquisition Proposal” means any indication of interest, proposal or offer from any Person or group of Persons, other than Buyer and its Affiliates, with respect to (i) a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, spin-off, extraordinary dividend, share exchange, business combination, sale, license, exchange, lease, disposition or similar transaction involving the Company or any of its Subsidiaries which is structured to result in such Person or group of Persons (or their stockholders), directly or indirectly, in one or a series of related transactions, acquiring beneficial ownership of (x) 20% or more of the Company’s consolidated total assets (including equity securities of the Company’s Subsidiaries), or (y) the Company’s consolidated total assets to which twenty percent (20%) or more of the revenues or earnings of the Company and its Subsidiaries are attributable for the most recent fiscal year for which the audited financial statements are then available or (ii) any acquisition by any Person or group of Persons (or their stockholders) (other than Buyer and its Subsidiaries) resulting in, or which if consummated would result in, any Person or group of Persons (or their stockholders) (other than Buyer and its Subsidiaries) obtaining control (through Contract or otherwise) over or becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, 20% or more of the total voting power of the equity securities of the Company (or any direct or indirect parent company thereof or any successor company thereto), in each case other than the Transactions. For purposes of this Agreement, “Company Superior Proposal” means a bona fide written Acquisition Proposal made after the date of this Agreement not resulting from a material breach of Section 6.2 that would result in a Person or group of Persons (or their stockholders) becoming, directly or indirectly, the beneficial owner of, 50% or more of the Company’s consolidated total assets, the Company’s consolidated total assets to which fifty percent (50%) or more of the revenues or earnings of the Company and its Subsidiaries are attributable for the most recent fiscal year for which the audited financial statements are then available or 50% or more of the total voting power of the equity securities of the Company (or any direct or indirect parent company thereof or successor company thereto), that the Company Board has determined in its good faith judgment, after consultation with its outside legal and financial advisors taking into account all the terms and conditions of such Acquisition Proposal, including likelihood of consummation on the terms proposed and all legal, financial and regulatory aspects of such proposal, as well as any revisions to the terms of the transactions contemplated by this Agreement offered by Buyer pursuant to Section 6.3(b)(i), is

-38- more favorable to the Company’s stockholders from a financial point of view than the Transactions and has a reasonable likelihood of being completed on the terms proposed. (g) Without limiting the foregoing, it is understood that any breach of the restrictions contained in this Section 6.2 by any of the Company’s Representatives acting at the direction or on behalf of the Company Board or senior management of the Company shall be deemed to be a breach of this Section 6.2 by the Company. (h) The Company shall not enter into any confidentiality or other agreement with any Person subsequent to the date of this Agreement that would restrict the Company’s ability to comply with any of the terms of this Section 6.2, and the Company represents that it is not a party to any such agreement. Section 6.3 Company Stockholder Meeting; Proxy Material. (a) Except as permitted by Section 6.3(b) below, the Company Board shall recommend adoption of this Agreement by the Company’s stockholders, and unless permitted by Section 6.3(b), neither the Company Board nor any committee thereof shall (i) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in any manner adverse to Buyer, the approval of this Agreement, the Merger or the Company Recommendation, (ii) approve, recommend, adopt, authorize or declare advisable, or propose publicly to approve, recommend, adopt, authorize or declare advisable, any Acquisition Proposal, (iii) fail to publish, send or provide to the holders of Shares, pursuant to Rule 14e-2(a) under the Exchange Act a statement recommending against any Acquisition Proposal that is a tender or exchange offer and publicly reaffirming the Company Recommendation within ten (10) Business Days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer, (iv) if an Acquisition Proposal (other than an Acquisition Proposal that is a tender or exchange offer) or any material modification thereof shall have been publicly announced or disclosed, fail to recommend against such Acquisition Proposal or material modification thereof or fail to reaffirm the Company Recommendation within ten (10) Business Days after Buyer so requests in writing following such public announcement or disclosure (or, if earlier, at least two (2) Business Days prior to the Company Stockholder Meeting), or (v) publicly announce an intention to effect any of the foregoing (any of the foregoing, a “Change in the Company Recommendation”). For purposes of this Agreement, a Change in the Company Recommendation shall also include any failure by the Company to include the Company Recommendation in the Proxy Statement. (b) (i) The Company Board shall be permitted, in response to an Acquisition Proposal received after the date of this Agreement, which has not been subsequently withdrawn and did not result from a breach of Section 6.2 or Section 6.3, to effect a Change in the Company Recommendation, or to cause the Company to terminate this Agreement pursuant to Section 8.1(c)(ii), in each case, only if all of the following conditions are met: (A) the Company Stockholder Approval has not been obtained; (B) the Company Board determines in good faith, after consulting with outside legal counsel and financial advisors, that such Acquisition Proposal constitutes a Company Superior Proposal and that failing to take such action would be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary

-39- duties to the Company’s stockholders under applicable Law; (C) before taking any such action, the Company promptly gives Buyer written notice advising Buyer of the intention of the Company Board to take such action (a “Superior Proposal Notice”), specifying the material terms and conditions of the applicable Acquisition Proposal, the identity of the Person making such Acquisition Proposal and the other information required by Section 6.2(d) (and the Company will also promptly give Buyer such a notice with respect to any subsequent material change in such proposal), and the Company has given Buyer at least four (4) Business Days (as modified, extended or continued by this Section 6.3(b)(i), the “Superior Proposal Match Period”) after delivery of such notice to propose revisions to the terms of this Agreement (or to make another proposal) in response to such Acquisition Proposal and during such period the Company negotiates in good faith, and has made its Representatives available to negotiate in good faith, with Buyer (to the extent Buyer wishes to negotiate) with respect to such proposed revisions or other proposal, if any (it being understood and agreed that any amendment or modification (other than immaterial amendments or modifications) of such Acquisition Proposal shall require a new notice period with a new Superior Proposal Match Period of two (2) Business Days); and (D) the Company Board determines in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Company Superior Proposal (as defined in Section 6.2(f)) at the end of such Superior Proposal Match Period and that failing to take such action would be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties to the Company’s stockholders under applicable Law, taking into account any revisions to the terms of this Agreement offered in writing by Buyer. (ii) The Company Board shall be permitted, in response to an Intervening Event that is continuing, to effect a Change in the Company Recommendation, if all of the following conditions are met: (A) the Company Stockholder Approval has not been obtained; (B) the Company Board determines in good faith, after consulting with outside legal counsel and financial advisors, that failing to effect a Change in the Company Recommendation would be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties to the Company’s stockholders under applicable Law; (C) before taking any such action, the Company gives Buyer written notice (the “Intervening Event Notice”) advising Buyer of the intention of the Company Board to take such action (which notice shall set forth in reasonable detail the reasons for such action and the description of the applicable Intervening Event), and the Company has given Buyer at least four (4) Business Days (as modified, extended or continued by this Section 6.3(b)(ii), the “Match Period”) after delivery of such notice to propose revisions to the terms of this Agreement (or to make another proposal) and during such period the Company negotiates in good faith, and has made its Representatives available to negotiate in good faith, with Buyer (to the extent Buyer wishes to negotiate) with respect to such proposed revisions or other proposal, if any (it being understood and agreed that any material change in the facts or circumstances underlying such Intervening Event shall require a new notice period with a new Match Period of two (2) Business Days); and (D) the Company Board determines in good faith, after consultation with its outside legal counsel and financial advisors, at the end of such Match Period, taking into account any revisions to the terms of this Agreement offered in writing by Buyer, that failing to effect a Change in the Company Recommendation would be reasonably likely to be inconsistent with the directors’ exercise of their fiduciary duties to the Company’s stockholders under applicable Law. Without limiting the Company’s right to terminate this Agreement in the circumstances set forth in Article VIII, a Change in the Company Recommendation shall not limit the Company’s obligation to submit this Agreement to the

-40- stockholders of the Company for the purpose of obtaining the Company Stockholder Approval at the Company Stockholder Meeting. (c) If the Company provides a Superior Proposal Notice or Intervening Event Notice to Buyer on a date that is less than five (5) Business Days before the Company Stockholder Meeting, the Company shall, if requested by Buyer acting reasonably, postpone the Company Stockholder Meeting to a date determined by Buyer that is not more than ten (10) Business Days after the scheduled date of the Company Stockholder Meeting but in any event the Company Stockholder Meeting shall not be postponed to a date which would prevent the Effective Time from occurring on or prior to the End Date. (d) As promptly as practicable following the date of this Agreement (but in any event within twenty (20) Business Days after the date of this Agreement), the Company shall prepare and file with the SEC the Proxy Statement. Each of Buyer and the Company shall use all reasonable efforts for the Proxy Statement to be cleared by the SEC and its staff under the Exchange Act as promptly as practicable after such filing. Buyer shall promptly comply with all reasonable requests from the Company for information regarding Buyer or Merger Sub and required by applicable Law for inclusion in the Proxy Statement and any amendments or supplements thereto. The Company will not file the Proxy Statement or any amendments or supplements thereto with the SEC without first providing Buyer and its counsel a reasonable opportunity to review and comment thereon, and the Company will (x) include the reasonable additions, deletions or changes suggested by Buyer or its counsel to the extent relating to Buyer or its Affiliates and (y) consider in good faith all other such reasonable additions, deletions or changes suggested by Buyer or its counsel in connection therewith. The Company shall cause the Proxy Statement to be mailed to stockholders of the Company as of the record date established for the Company Stockholder Meeting, no later than three (3) Business Days following the Proxy Statement Clearance Date. For the avoidance of doubt, any communications filed pursuant to Rules 14a-12 and 14a-6 under the Exchange Act or any other disclosures or statements with respect to the Merger contained in any filing required under securities Laws, other than the Proxy Statement, shall be subject to Section 6.8. (e) Each of the Company and Buyer shall ensure that none of the information supplied by or on its behalf for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If, at any time prior to the receipt of the Company Stockholder Approval, any information relating to the Company, Buyer or Merger Sub or any of their respective Affiliates, directors or officers is discovered by the Company, Buyer or Merger Sub, which is required to be set forth in an amendment or supplement to the Proxy Statement so that none of such documents would include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party discovering such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company.

-41- (f) The Company shall, as promptly as practicable after receipt thereof, provide Buyer with copies of any written comments, and advise Buyer of any oral comments, received from the SEC with respect to the Proxy Statement and shall provide Buyer with copies of all correspondence between the Company and its Affiliates, on the one hand, and the SEC, on the other hand, with respect thereto. The Company shall provide Buyer with a reasonable opportunity to participate in any meetings or calls with the SEC relating to the Proxy Statement and review and comment on any communications with the SEC prior to filing such with the SEC, and will promptly provide Buyer with a copy of all such filings and communications made with the SEC. The Company shall use its reasonable best efforts to respond to any comments of the SEC or its staff with respect to the Proxy Statement as promptly as reasonably practicable, and Buyer shall reasonably cooperate with the Company. (g) The Company shall take all action necessary in accordance with the DGCL and its certificate of incorporation and bylaws to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as reasonably practicable following the Proxy Statement Clearance Date, and in any event within thirty-five (35) days thereafter, for the purpose of obtaining the Company Stockholder Approval (the “Company Stockholder Meeting”), and, unless the Company Board has effected a Change in the Company Recommendation in accordance with Section 6.3(b), the Company Board shall include the Company Recommendation in the Proxy Statement; provided, however, that the Company Board may effect a Change in the Company Recommendation if permitted by, and in accordance with, Section 6.3(b). Without limiting the generality of the foregoing, but subject to Section 6.3(b) and the Company’s rights to terminate this Agreement under the circumstances set forth in Article VIII, the Company agrees that its obligations pursuant to the first sentence of this Section 6.3(g) or its other obligations under this Section 6.3 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company or its stockholders or Representatives of any Acquisition Proposal. The Company shall not, without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed), adjourn, postpone or otherwise delay the Company Stockholder Meeting; provided that the Company may, notwithstanding the foregoing, without the prior written consent of Buyer, adjourn or postpone the Company Stockholder Meeting (A) if the Company believes in good faith that such adjournment or postponement is reasonably necessary to allow reasonable additional time to (1) solicit additional proxies necessary to obtain the Company Stockholder Approval, or (2) distribute any supplement or amendment to the Proxy Statement the distribution of which the Company Board has determined in good faith to be necessary under applicable Law or (B) for an absence of a quorum, and the Company shall use its reasonable best efforts to obtain such a quorum as promptly as practicable. Notwithstanding the foregoing, the Company may not, without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed), adjourn or postpone the Company Stockholder Meeting more than a total of three (3) times pursuant to clause (A)(1) or (B) of the immediately preceding sentence, and no such adjournment or postponement pursuant to clause (A)(1) or (B) of the immediately preceding sentence shall be, without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed), for a period exceeding ten (10) days in connection with any one adjournment or postponement or more than an aggregate of thirty (30) days. Without the prior written consent of Buyer, the matters contemplated by the Company Stockholder Approval shall be the only matters (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s stockholders in connection

-42- therewith and the Transactions) that the Company shall propose to be voted on by the stockholders of the Company at the Company Stockholder Meeting and the Company shall not schedule any other meeting of the stockholders of the Company prior to the Company Stockholder Meeting, other than the Company’s annual meeting of stockholders that is held consistent with past practice (and so long as only matters typically presented at the Company’s annual meetings of stockholders, including any stockholder proposals received in the ordinary course that are (i) not related to the Merger or the Transactions and (ii) required under applicable Law as determined in good faith by the Company, are presented at such meeting). The Company shall otherwise coordinate and cooperate with Buyer with respect to the timing of the Company Stockholder Meeting, including consulting with Buyer regarding the record date of the Company Stockholder Meeting prior to setting such date. The Company shall provide updates to Buyer with respect to the proxy solicitation for the Company Stockholder Meeting (including interim results) as reasonably requested by Buyer. Section 6.4 Cooperation; Efforts to Consummate. (a) Each of the Company and Buyer shall use its reasonable best efforts to take (and, in the case of Buyer, including the efforts required by, and subject to the limitations set forth in Section 6.4(e) and Section 6.4(f)), or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the Merger and the other Transactions as promptly as practicable after the date of this Agreement and, in any event, prior to the End Date, including (i) preparing and filing, in consultation with the other Parties, as promptly as practicable with any Governmental Entity or other third party all documentation to effect all necessary actions or nonactions, proper or advisable filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtaining and maintaining all actions or nonactions, approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Entity or other third party, in each case, that are necessary, proper or advisable to consummate and make effective the Merger and the other Transactions (whether or not such approvals, consents, registrations, permits, authorizations and other confirmations are conditions to the consummation of the Merger pursuant to Article VII) and (iii) executing and delivering any additional instruments necessary to consummate the Transactions. (b) In furtherance and not in limitation of the foregoing, each of Buyer and the Company shall make as promptly as practicable after the date of this Agreement (i) the notification and report form required under the HSR Act and any other applicable Antitrust Laws and (ii) any filings, notices or reports required to be made pursuant to applicable Foreign Investment Laws; provided that each of Buyer and the Company shall make its filing with respect to the HSR Act within ten (10) Business Days after the date of this Agreement. Each of the Company and Buyer shall (A) supply as promptly as practicable any additional information and documentary material that may be requested by a Governmental Entity in connection with the foregoing, including any information, documentation or other material that may be requested by a Governmental Entity with respect to any controlling person of Buyer, (B) furnish to each other any necessary information and reasonable assistance as the other may request in connection with the foregoing, and (C) take all other actions necessary or advisable to cause the expiration or termination of any applicable waiting periods under the HSR Act and any other applicable Antitrust Laws and the Foreign Investment Laws, in each case as promptly as practicable and, in

-43- any event, prior to the End Date. The Company and Buyer shall each request early termination of the waiting period with respect to the Merger under the HSR Act. Buyer shall pay all filing fees payable under the HSR Act or in connection with any other applicable Antitrust Laws or Foreign Investment Laws, regardless of whether the Transactions are consummated. (c) Except as prohibited by applicable Law or Governmental Order, each of Buyer and the Company shall (i) cooperate and consult with each other in connection with any filing or submission with a Governmental Entity in connection with the Transactions and in connection with any investigation or other inquiry by or before a Governmental Entity relating to the Transactions, including any Proceeding initiated by a private party, including by allowing the other Party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions, (ii) promptly inform the other Party of (and, if in writing, supply to the other Party) any substantive communication received by such Party from, or given by such Party to, the Federal Trade Commission, the Antitrust Division of the Department of Justice or any other Governmental Entity and of any substantive communication received or given in connection with any Proceeding by a private party, in each case regarding any of the Transactions, (iii) consult with each other prior to taking any material position with respect to the filings contemplated by Section 6.4(b) in discussions with or filings to be submitted to any Governmental Entity, (iv) permit the other Party to review and discuss in advance, and consider in good faith the views of the other in connection with, any analyses, presentations, memoranda, briefs, arguments, opinions and proposals to be submitted to any Governmental Entity with respect to the filings contemplated by Section 6.4(b) and (v) coordinate with the other Party in preparing and exchanging such information and promptly provide the other (and its counsel) with copies of all filings, presentations or submissions (and a summary of any oral presentations) made by such Party with any Governmental Entity relating to this Agreement or the Transactions; provided that, each Party shall be permitted to redact any materials (A) to remove references concerning the valuation of the Company, (B) as necessary to comply with contractual arrangements or applicable Law and (C) as necessary to address reasonable attorney-client or other privileged, confidentiality or competitively sensitive information concerns. Notwithstanding the foregoing, in the event of any dispute between the Parties relating to strategy in connection with obtaining any necessary approvals under Antitrust Laws or Foreign Investment Laws with respect to the Merger and the other Transactions, the Parties shall escalate such dispute to the chief legal officers of the Company and Buyer for resolution. If such dispute is not resolved pursuant to the preceding sentence, Buyer shall have the right to make the final determination with respect to such matter acting reasonably and in good faith and in a manner consistent with Buyer’s obligations under Section 6.4(e). (d) Unless prohibited by applicable Law or Governmental Order, (i) none of the Company, Buyer or their respective Affiliates shall participate in or attend any meeting, or engage in any substantive conversation, with any Governmental Entity in respect of the Transactions (including with respect to any of the actions referred to in Section 6.4(a)) without giving the other Party the opportunity to attend and participate, (ii) each of the Company and Buyer shall give the other reasonable prior notice of any such meeting or conversation and (iii) in the event either the Company or Buyer is prohibited by applicable Law or Governmental Order or by the applicable Governmental Entity from participating or attending any such meeting or engaging in any such conversation, the participating or attending Party shall keep the non-

-44- participating or non-attending Party, as the case may be, reasonably apprised with respect thereto. (e) Notwithstanding anything to the contrary in this Section 6.4, Buyer and its Affiliates shall use reasonable best efforts to take all actions necessary to avoid or eliminate each and every impediment that may be asserted by any Governmental Entity with respect to the Transactions so as to enable the Closing to occur as promptly as practicable and, in any event, prior to the End Date, including (i) the prompt use of its best efforts to avoid the entry of, or to effect the dissolution of, any permanent, preliminary or temporary Governmental Order that would materially delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions, including (A) the proffer and agreement by Buyer of its willingness to sell, lease, license or otherwise dispose of, or hold separate pending such disposition, and promptly to effect the sale, lease, license, disposal and holding separate of, such assets, rights, product lines, categories of assets or businesses or other operations or interests therein of the Company and its Subsidiaries (and the entry into agreements with, and submission to orders of, the relevant Governmental Entity giving effect thereto, including the entry into hold separate arrangements, terminating, assigning or modifying Contracts (or portions thereof) or other business relationships of the Company and its Subsidiaries, accepting restrictions on business operations of the Company and its Subsidiaries and entering into commitments and obligations with respect to assets, rights, product lines, categories of assets or businesses or other operations or interests therein of the Company and its Subsidiaries) and (B) the proffer and agreement by Buyer of its willingness to take such other actions, and promptly to effect such other actions (and the entry into agreements with, and submission to orders of, the relevant Governmental Entity giving effect thereto, including the entry into hold separate arrangements, terminating, assigning or modifying Contracts (or portions thereof) or other business relationships, accepting restrictions on business operations and entering into commitments and obligations, in each case with respect to assets, rights, product lines, categories of assets or businesses or other operations or interests therein of the Company and its Subsidiaries), in each case if such action should be necessary or advisable to avoid, prevent, eliminate or remove the actual or threatened commencement of any Proceeding in any forum or issuance of any Governmental Order that would materially delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions by any Governmental Entity (each of the actions in the foregoing clauses (A) and (B), a “Remedial Action”), and (ii) defending through litigation on the merits (including any appeals therefrom) any claim asserted in any court, agency or other Proceeding by any Person, including any Governmental Entity, seeking to materially delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions. Notwithstanding anything to the contrary in this Agreement, Buyer and its Affiliates shall not be required to (x) proffer or agree to any Remedial Action with respect to assets, rights, product lines, categories of assets or businesses or other operations or interests therein of the Buyer or any of its pre-Closing Affiliates; or (y) proffer or agree to any Remedial Action with respect to assets, rights, product lines, categories of assets or businesses or other operations or interests therein of the Company or its Subsidiaries identified on Section 6.4(e) of the Company Disclosure Letter. The Company and its Subsidiaries shall not be permitted to proffer or agree to any Remedial Action without the prior written consent of Buyer, and, if requested by Buyer in writing, the Company shall agree to any Remedial Action; provided, however, that nothing in this Agreement shall obligate the Company to (1) agree to any Remedial Action that is not conditioned on the consummation of the Closing or (2) pay, prior to the Effective Time, any fee, penalty or other consideration to any third party for any

-45- consent or approval required for or triggered by the consummation of the Transactions under any contract or agreement or otherwise. (f) Buyer shall not, and shall cause its Affiliates not to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire any assets, or commence any new business, if the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation or commencement of such new business would reasonably be expected to impose a material delay in the obtaining of, or materially increase the risk of not obtaining, any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or order of any Governmental Entity necessary to consummate the Transactions, or prevent, materially delay or materially impede the consummation of the Transactions. Section 6.5 Status; Notifications. Subject to applicable Law and as otherwise required by any Governmental Entity, the Company and Buyer each shall keep the other apprised of the status of matters relating to the consummation of the Transactions. The Company shall give Buyer prompt notice of the occurrence of any Company Material Adverse Effect and each of the Company and Buyer shall give prompt notice to the other of (i) any failure of any condition to the other Party’s obligation to consummate the Transactions and (ii) any notice or other communication received by such Party from any Governmental Entity in connection with this Agreement or the Transactions or from any Person alleging that the consent of such Person is or may be required in connection with the Transactions, if the subject matter of such communication or the failure of such Party to obtain such consent would reasonably be expected to be material to the Company, the Surviving Corporation or Buyer; provided that the delivery of any notice pursuant to this Section 6.5 shall not affect or be deemed to modify any representation, warranty, covenant, right, remedy or condition to any obligation of any Party or update the Company Disclosure Letter or Buyer Disclosure Letter, as applicable. Section 6.6 Information; Access and Reports. (a) Subject to applicable Law and the other provisions of this Section 6.6, each of the Company and Buyer shall, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors and officers and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of Buyer or the Company or any of their respective Subsidiaries to any third party or any Governmental Entity in connection with the Transactions. Additionally, the Company shall, upon giving of reasonable notice by Buyer, afford Buyer’s authorized Representatives reasonable access, during normal business hours following reasonable advance notice throughout the period prior to the Effective Time, to its officers, employees, agents, contracts, books and records (including the work papers of its independent accountants upon receipt of any required consents from such accountants), as well as properties, offices and other facilities, and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to Buyer all information concerning its business, properties and personnel as may reasonably be requested by Buyer, in each case, for purposes reasonably related to the consummation of the Transactions.

-46- (b) The foregoing provisions of this Section 6.6 shall not require and shall not be construed to require either the Company or Buyer to permit any access to any of its officers, employees, agents, contracts, books or records, or its properties, offices or other facilities, or to permit any inspection, review, sampling or audit, or to disclose or otherwise make available any information that in the reasonable judgment of the Company or Buyer, as applicable, would (i) result in the disclosure of any Trade Secrets of any third parties or violate the terms of any confidentiality provisions in any agreement with a third party entered into prior to the date of this Agreement if the Party shall have used commercially reasonable efforts (without payment of any consideration, fees or expenses) to obtain the consent of such third party to such inspection or disclosure, (ii) result in a violation of applicable Law, including any fiduciary duty, (iii) result in the loss of the protection of any attorney-client privilege, (iv) result in the disclosure of any personal information that would expose the Party to the risk of liability, (v) unreasonably disrupt the operations of such Party or any of its Subsidiaries or (vi) include any environmental sampling or testing or other invasive or subsurface investigation. In the event that the Company or Buyer, as applicable, objects to any request submitted pursuant to and in accordance with this Section 6.6(b) and withholds information on the basis of the foregoing clauses (i) through (iv), the Company or Buyer, as applicable, shall inform the other Party as to the general nature of what is being withheld and the Company or Buyer shall use commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable disclosure that does not suffer from any of the foregoing impediments, including through the use of commercially reasonable efforts to (A) obtain the required consent or waiver of any third party required to provide such information and (B) implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the Parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law, jeopardizing the applicable privilege or exposure to the Company or Buyer to such liability. Each of the Company or Buyer, as it deems advisable and necessary, may reasonably designate competitively sensitive material provided to the other as “Outside Counsel Only Material” or with similar restrictions. Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient, or otherwise as the restriction indicates, and be subject to any additional confidentiality or joint defense agreement between the Parties. All requests for information made pursuant to this Section 6.6 shall be directed to the executive officer or other Person designated by the Company or Buyer, as applicable. All information exchanged or made available shall be governed by the terms of the Confidentiality Agreement. (c) To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened Proceedings, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement and under the joint defense doctrine.

-47- (d) No exchange of information or investigation by Buyer or its Representatives shall affect or be deemed to affect, modify or waive the representations and warranties of the Company set forth in this Agreement, and no investigation by the Company or its Representatives shall affect or be deemed to affect, modify or waive the representations and warranties of Buyer or Merger Sub set forth in this Agreement. Section 6.7 Exchange Act Deregistration; Post-Closing SEC Reports. Prior to the Effective Time, the Company shall cooperate with Buyer and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable on its part under applicable Laws and rules and regulations of NYSE to cause the Shares and any other security issued by the Company or one of its Subsidiaries and listed on NYSE to be de-listed from NYSE and de-registered under the Exchange Act as promptly as practicable following the Effective Time. Buyer will use reasonable best efforts to cause (a) the Surviving Corporation or NYSE to file with the SEC a Form 25 on the Closing Date and (b) the Surviving Corporation to file with the SEC a Form 15 on the first Business Day that is at least ten (10) days after the date the Form 25 is filed (such period between the Form 25 filing date and the Form 15 filing date, the “Delisting Period”). If the Company or Buyer reasonably determines that the Surviving Corporation is reasonably likely to be required to file any reports in accordance with the Exchange Act during the Delisting Period, the Company will use reasonable best efforts to deliver to Buyer prior to the Closing a draft, which is sufficiently developed such that it can be timely filed with a reasonable amount of effort within the time available, of any such reports reasonably likely to be required to be filed during the Delisting Period (“Post- Closing SEC Reports”). The Post-Closing SEC Reports provided by the Company in accordance with this Section 6.7 when delivered will (i) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (ii) comply in all material respects with the provisions of applicable Laws. Section 6.8 Publicity. The initial press releases with respect to the Merger to be issued by the Company and Buyer shall be mutually agreed between the Company and Buyer and thereafter the Company and Buyer shall consult with each other, and provide meaningful opportunity for review and give due consideration to reasonable comment by the other Party, prior to issuing any press releases or otherwise making planned public statements with respect to the Merger and prior to making any filings with any third party or any Governmental Entity (including any national securities exchange) with respect thereto and shall not issue any such press release or other public statement without obtaining the other Party’s prior written consent, except (i) as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or trading market (but after having consulted with the other Parties in accordance with this Section 6.8 to the extent reasonably practical under the circumstances), (ii) any consultation or consent that would not be reasonably practicable as a result of requirements of applicable Law, (iii) with respect to or following any Change in the Company Recommendation made in accordance with this Agreement or response to any Acquisition Proposal or (iv) any press release or other public statement consistent with the initial press releases or other mutually agreed communications (including any other public filings made with the SEC in connection with this Agreement or the Transactions). Each of the Company and Buyer may, without such consultation or consent, make any public statements in response to questions by the press, analysts, investors or those attending industry conferences or

-48- analyst or investor conference calls, make internal announcements to employees and make disclosures in documents (including exhibits and all other information incorporated therein) required to be filed with or furnished to the SEC, so long as such statements are not inconsistent with previous statements made by the Company or Buyer in compliance with this Section 6.8. Section 6.9 Employee Matters. (a) For a period of twelve (12) months following the Effective Time (or, if shorter, the applicable employee’s period of employment following the Closing Date) (the “Continuation Period”), the Surviving Corporation and its Subsidiaries shall (and Buyer shall cause the Surviving Corporation and its Subsidiaries to) provide each Continuing Employee with (i) a base salary or wage rate, as applicable, and target cash incentive opportunities (including, as applicable, annual or short-term bonus and commission opportunities but excluding severance, change in control, retention, transaction bonus or similar one-time or special arrangements, equity or equity-based incentive opportunities or other long-term incentives) that are, in each case, no less favorable than those provided to such Continuing Employee immediately before the Effective Time and (ii) broad-based employee health, welfare and retirement benefits (excluding any defined benefit retirement, retiree medical plans or other post-employment health and welfare benefits) that are substantially similar, in the aggregate, to either (x) those provided to similarly situated employees of Buyer or (y) those provided to such Continuing Employee immediately before the Effective Time. (b) For the Continuation Period (or such longer period required by the terms of the applicable Company Plan), the Surviving Corporation and its Subsidiaries shall (and Buyer shall cause the Surviving Corporation and its Subsidiaries to) provide each Continuing Employee with severance and termination benefits that are no less favorable than those applicable to such Continuing Employee immediately before the Effective Time as set forth in Section 6.9(b) of the Company Disclosure Letter. (c) With respect to each benefit or compensation plan, program, policy, arrangement or agreement that is made available to any Continuing Employee at or after the Effective Time (each such plan, a “New Plan”), the Surviving Corporation and its Subsidiaries shall (and Buyer shall cause the Surviving Corporation and its Subsidiaries to) use commercially reasonable efforts to cause to be granted to such Continuing Employee credit for all service with the Company and its Subsidiaries prior to the Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual, severance entitlement or termination pay), except to the extent that it would result in duplication of coverage or benefits for the same period of service. In addition, and without limiting the generality of the foregoing: (i) the Surviving Corporation and its Subsidiaries shall use commercially reasonable efforts to cause each Continuing Employee to be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such New Plan replaces coverage pursuant to a corresponding Company Plan (such plans, the “Old Plans”); (ii) for purposes of each New Plan providing life insurance, medical, dental, pharmaceutical, vision or disability benefits, the Surviving Corporation and its Subsidiaries shall use commercially reasonable efforts to cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for the Continuing

-49- Employees and their covered dependents; and (iii) for purposes of each New Plan providing medical, dental, pharmaceutical, or vision benefits, the Surviving Corporation and its Subsidiaries shall use commercially reasonable efforts to cause any eligible expenses incurred by the Continuing Employees and their covered dependents during the portion of the plan year of the Old Plans ending on the date that Continuing Employees’ participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employees and their covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time will be credited to such Continuing Employee following the Effective Time and will not be subject to accrual limits or other forfeiture and shall not limit future accruals. (d) In respect of each Continuing Employee’s annual bonus for the fiscal year in which the Closing Date occurs (the “Closing Year Annual Bonus”), Buyer shall, or shall cause the Surviving Corporation to, pay to each Continuing Employee a pro rata portion of the Closing Year Annual Bonus, in an amount determined assuming (i) with respect to any applicable individual performance goals, that such goals are achieved at no less than target levels of performance and (ii) with respect to any applicable Company performance goals, that such goals are achieved at the greater of (x) target performance and (y) actual performance as of the Closing Date (as determined by the Company in good faith immediately prior to the Closing), and pro- rated by a fraction, the numerator of which is the number of days elapsed in such fiscal year prior to the Closing and the denominator of which is 365 (the “Pro Rata Bonus Payment”); provided, that the Pro Rata Bonus Payment will be payable at the same time and subject to the same terms and conditions as called for in the applicable Company Plan in effect as of the Closing Date, unless the Continuing Employee’s employment is terminated prior to the applicable payment date for the Closing Year Annual Bonus by the Surviving Corporation without “cause”, in which case, if such Continuing Employee executes and does not revoke a customary general release of claims pursuant to a form provided by the Company, such Continuing Employee shall be entitled to receive an amount in cash no less than the Pro Rata Bonus Payment no later than sixty (60) days following such termination. Notwithstanding the foregoing, if any such Continuing Employee participates in the Company Plan set forth on Section 6.9(d) of the Company Disclosure Letter and experiences a qualifying termination prior to the applicable bonus payment date, such Continuing Employee’s Closing Year Annual Bonus (including any Pro Rata Bonus Payment) shall be paid in accordance with such Company Plan, and in no event shall a Continuing Employee be entitled to duplicative payments related to such Continuing Employee’s annual bonus in respect of the same period of service. (e) From and after the Effective Time, the Surviving Corporation shall (and Buyer shall cause the Surviving Corporation to) assume and honor all of the Company Plans in accordance with their terms as in effect immediately prior to the Effective Time and, in good faith, interpret the provisions of such Company Plans consistent with past practice and in any event, no less favorably than the manner in which the Company Plan has been interpreted in the past. (f) The Surviving Corporation shall (and Buyer shall cause the Surviving Corporation to) assume all Collective Bargaining Agreements to which the Company or any of

-50- its Subsidiaries is a party in accordance with their terms as in effect immediately prior to the Effective Time. Notwithstanding the foregoing or anything in this Agreement to the contrary, the terms and conditions of employment for any (i) Continuing Employees covered, or who become covered, by a Collective Bargaining Agreement shall be governed by the applicable Collective Bargaining Agreement until the expiration, modification or termination of such Collective Bargaining Agreement in accordance with its terms or applicable Law, and (ii) Continuing Employees otherwise located outside the United States shall be subject to applicable Law. (g) Nothing in this Agreement shall confer upon any Person any right to continue in the employ or service of the Company, Buyer or any of their respective Affiliates, or shall interfere with or restrict in any way the rights of the Company, Buyer or any of their respective Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of any Person at any time for any reason whatsoever, with or without cause, in accordance with any Collective Bargaining Agreements. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.9(g) shall (i) be deemed or construed to be an amendment or other modification of any Company Plan, or any plan, program or arrangement of the Company, Buyer or any of their respective Affiliates, or (ii) create any third-party rights in any current or former service provider or employee of the Company or its Affiliates (or any beneficiaries or dependents thereof). Section 6.10 Indemnification; Directors’ and Officers’ Insurance. (a) From and after the Effective Time and for period of six (6) years thereafter, Buyer agrees to cause the Surviving Corporation to indemnify and hold harmless, to the fullest extent permitted under applicable Law and the Organizational Documents of the Company (or Organizational Documents of any of its Subsidiaries) in effect as of the date of this Agreement, each present and former (determined as of the Effective Time) director and officer of the Company or any of its Subsidiaries, and each individual who is or was serving or has agreed at the request of the Company or any of its Subsidiaries to serve as a director, officer or manager of another Person, in each case, when acting in such capacity (collectively, the “Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities (collectively, “Costs”) incurred in connection with, arising out of or otherwise related to any Proceeding, in connection with, arising out of or otherwise related to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including in connection with (i) the Transactions and (ii) actions to enforce this provision or any other indemnification or advancement right of any Indemnified Party, and Buyer shall cause the Surviving Corporation to advance expenses as incurred to the fullest extent permitted to do so under applicable Law and the Organizational Documents of the applicable Group Company in effect as of the date of this Agreement; provided that any Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined by final adjudication that such Person is not entitled to indemnification. (b) Prior to the Effective Time, the Group Companies shall and, if the Group Companies are unable to, Buyer shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the

-51- directors’ and officers’ liability coverage of the Group Companies’ existing directors’ and officers’ insurance policies and (ii) the Group Companies’ existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of six (6) years from and after the Effective Time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Group Companies’ insurance carrier as of the date of this Agreement with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable in the aggregate to the insureds as the Group Companies’ existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the Transactions), provided, that in no event shall the Company or the Surviving Corporation, unless approved by Buyer, pay with respect to any such “tail” insurance policies more than 300% of the aggregate annual premium most recently paid by the Group Companies for the corresponding insurance policy (the “Maximum Amount”); provided, further, that if the Company or the Surviving Corporation is unable to obtain any such tail policy because its aggregate premium exceeds the Maximum Amount, it shall obtain as much comparable insurance as possible for the years within such six (6)-year period for an aggregate premium equal to the Maximum Amount. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Buyer shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are at least as favorable in the aggregate to the insureds as provided in the Group Companies’ existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Buyer shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable in the aggregate as provided in the Group Companies’ existing policies as of the date of this Agreement, provided that, in either case, the Surviving Corporation shall not to be required pay, unless approved by Buyer, an aggregate amount for such D&O Insurance in excess of the Maximum Amount; provided, further, that if the Surviving Corporation is unable to obtain any such insurance policy because its aggregate premium exceeds the Maximum Amount, it shall obtain as much comparable insurance as possible for the years within such six (6)-year period for an aggregate premium equal to the Maximum Amount. Buyer shall not, and shall cause the Surviving Corporation not to, cancel, impair, amend, modify or otherwise adversely affect any such D&O Insurance during the Tail Period. (c) Any Indemnified Party wishing to claim indemnification under this Section 6.10, upon learning of any such Proceeding, shall promptly notify Buyer thereof in writing, but the failure to so notify shall not relieve Buyer or the Surviving Corporation of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices Buyer or Surviving Corporation. In the event of any Proceeding: (i) Buyer or the Surviving Corporation shall have the right to assume the defense thereof (it being understood that by electing to assume the defense thereof, neither Buyer nor the Surviving Corporation will be deemed to have waived any right to object to the Indemnified Party’s entitlement to indemnification hereunder with respect thereto or assumed any liability with respect thereto), except that if Buyer or the Surviving Corporation elects not to assume such defense or legal counsel for the Indemnified Party advises that there are issues which raise conflicts of interest between Buyer or the Surviving Corporation and the Indemnified Party, the Indemnified Party

-52- may retain legal counsel satisfactory to them, and Buyer or the Surviving Corporation shall pay all reasonable and documented fees and expenses of such legal counsel for the Indemnified Party promptly as statements therefor are received; provided, however, that Buyer and the Surviving Corporation shall be obligated pursuant to this Section 6.10 to pay for only one firm of legal counsel for all Indemnified Parties in any jurisdiction unless the use of one legal counsel for such Indemnified Parties would present such legal counsel with a conflict of interest (provided, that the fewest number of legal counsels necessary to avoid conflicts of interest shall be used); (ii) the Indemnified Parties shall cooperate in the defense of any such matter if Buyer or the Surviving Corporation elects to assume such defense, and Buyer and the Surviving Corporation shall cooperate in the defense of any such matter if Buyer or the Surviving Corporation elects not to assume such defense; (iii) the Surviving Corporation shall not settle, compromise or consent to the entry of judgment in any Proceeding involving an Indemnified Party without such Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) unless such settlement, compromise or consent to judgment (A) includes a complete and unconditional release of such Indemnified Party from all liability, (B) contains no admission or acknowledgment of wrongdoing, liability, fault, misconduct, breach of duty or violation of Law by such Indemnified Party, and (C) imposes no injunctive relief, cooperation obligations, restrictions, bars, penalties or other non-monetary obligations on such Indemnified Party; (iv) Buyer and the Surviving Corporation shall not have any obligation hereunder to any Indemnified Party if and when a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnified action of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law; and (v) all rights to indemnification in respect of any such Proceedings shall continue until final disposition of all such Proceedings. Neither the Surviving Corporation nor Buyer shall have any liability to an Indemnified Party under this Section 6.10 for any settlement effected without the consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed). (d) From and after the Effective Time and for period of six (6) years thereafter, all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party as provided in the Organizational Documents of the Group Companies or any indemnification agreement between such Indemnified Party and the Group Companies, in each case, as in effect on the date of this Agreement and set forth on Section 6.10(d)(i) of the Company Disclosure Letter, shall survive the Transactions unchanged and shall not be amended, restated, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party. Additionally, Buyer shall cause the Surviving Corporation (i) to maintain the indemnification agreements set forth in Section 6.10(d)(ii) of the Company Disclosure Letter and any other indemnification agreements entered by the Company or its Subsidiaries after the date hereof with a director, officer or employee (it being understood and agreed that entry into such agreements shall be subject to the consent of Buyer (not to be unreasonably withheld, conditioned or delayed)) and (ii) to not change the outside counsel arrangements set forth on Section 6.10(d)(iii) of the Company Disclosure Letter without the consent of the applicable Indemnified Person, in each case, for a period of six (6) years from and after the Effective Time. (e) If Buyer or the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the

-53- continuing or surviving Person of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of Buyer or the Surviving Corporation shall assume all of the obligations set forth in this Section 6.10. (f) The rights of the Indemnified Parties under this Section 6.10 are in addition to any rights such Indemnified Parties may have under the Organizational Documents of the Group Companies, or under any applicable Contracts or Laws and nothing in this Agreement is intended to, shall be construed or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Group Companies for any of their respective directors or officers (it being agreed that the indemnification provided for in this Section 6.10 is not prior to or in substitution of any such claims under such policies). (g) This Section 6.10 is intended to be for the benefit of, and from and after the Effective Time shall be enforceable by, each of the Indemnified Parties, who shall be third- party beneficiaries of this Section 6.10. Section 6.11 Takeover Statutes. If any Takeover Statute is or may become applicable to the Transactions, the Company (including the Company Board) shall grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to eliminate or minimize the effects of such statute or regulation on the Transactions. Section 6.12 Section 16 Matters. The Company and the Company Board (or duly formed committees thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Effective Time, take all such actions as may be necessary or appropriate to cause the Merger and any other dispositions of equity securities of the Company (including derivative securities) in connection with the Merger by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law. Section 6.13 Transaction Litigation. In the event that any stockholder litigation related to this Agreement or the Transactions is brought against the Company or any members of the Company Board from and following the date of this Agreement and prior to the Effective Time (such litigation, “Company Transaction Litigation”), the Company shall promptly notify Buyer of such Company Transaction Litigation and shall keep Buyer reasonably informed with respect to the status thereof. The Company shall give Buyer a reasonable opportunity to participate in the defense or settlement (at Buyer’s sole expense and subject to a customary joint defense agreement) of any Company Transaction Litigation and shall consider in good faith Buyer’s advice with respect to such Company Transaction Litigation; provided that the Company shall in any event control such defense and the disclosure of information to Buyer in connection therewith shall be subject to the provisions of Section 6.6; provided, further, that the Company shall not settle or agree to settle any Company Transaction Litigation without prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed).

-54- Section 6.14 Treatment of the Company’s Debt. (a) The Company shall, and shall cause the Company Subsidiaries to, deliver all notices and take all other actions reasonably requested by Buyer that are required to facilitate in accordance with the terms thereof the termination of all commitments outstanding under each of the Company Credit Agreements, the repayment in full of all obligations, if any, outstanding thereunder, the release of all Liens, if any, securing such obligations, and the release of guarantees, if any, in connection therewith, in each case, on the Closing Date as of the Effective Time (such termination, repayment and releases, the “Credit Facility Terminations”). In furtherance and not in limitation of the foregoing, the Company shall, and shall cause the Company Subsidiaries to, deliver to Buyer at least two (2) Business Days prior to the Closing Date, substantially final drafts of payoff letters and related lien release documentation with respect to each of the Company Credit Agreements (each such payoff letter and related release documentation, together, a “Payoff Letter”) in form and substance customary for transactions of this type (and executed copies of such Payoff Letters shall be delivered on the Closing Date), from the applicable agent on behalf of the Persons to whom such indebtedness is owed, which Payoff Letters shall, among other things, include the relevant payoff amount and provide that all Liens (and guarantees), if any, granted in connection therewith relating to the assets, rights and properties of the Company and the Company Subsidiaries securing such indebtedness, shall, upon the payment of the amount set forth in the applicable Payoff Letter on the Closing Date, be released and terminated. Notwithstanding anything herein to the contrary, in no event shall this Section 6.14(a) require the Company or any of the Company Subsidiaries to cause the Credit Facility Terminations to be effective unless and until the Effective Time has occurred and Buyer has provided or caused to be provided to the Company or the Company Subsidiaries funds (or Buyer has directed the Company or any of the Company Subsidiaries to use funds on their balance sheet) to pay in full the amounts set forth in each Payoff Letter. (b) The Company shall, and shall cause the Company Subsidiaries to, and shall use reasonable best efforts to cause its and their Representatives to, as applicable, (i) deliver to the trustee under the Company Senior Notes Indenture on a timely basis in advance of the Effective Time, a notice of optional redemption at the Effective Time for up to all of the outstanding aggregate principal amount of the Company Senior Notes, pursuant to the redemption provisions of the Company Senior Notes Indenture (it being understood that such notice shall be conditional on the consummation of the Merger) and (ii) provide all assistance reasonably requested by Buyer to facilitate the redemption (and, at the option of Buyer, satisfaction and discharge) of the Company Senior Notes at the Effective Time pursuant to the redemption provisions, and other applicable provisions relating thereto of the Company Senior Notes Indenture (the “Redemption”) and, in each case, take any other actions reasonably requested by Buyer that are customary or necessary in connection therewith, including the execution and delivery by the Company, the Company Subsidiaries or their Representatives (as applicable) of customary officers’ certificates and, if requested by the trustee, legal opinions to the trustee under the Company Senior Notes Indenture, to the extent such certificates and opinions are required pursuant to the terms of the Company Senior Notes Indenture; provided, that such requested assistance does not unreasonably interfere with the ongoing operations of the Company and the Company Subsidiaries. The Company (or the applicable Company Subsidiary) shall deliver a copy of any such notice or other document to Buyer at least three (3) Business Days prior to delivering or entering into such notice or other document and the

-55- Company shall consider in good faith any proposed changes thereto that Buyer reasonably requests. Notwithstanding anything herein to the contrary, in no event shall this Section 6.14(b) require the Company or any of the Company Subsidiaries (A) to cause the Redemption to be effective unless and until the Effective Time has occurred and Buyer has provided or caused to be provided to the trustee under the Company Senior Notes Indenture funds sufficient to effect the Redemption in compliance with the provisions of the Company Senior Notes Indenture (including any fees or expenses payable to any agent or counsel of the trustee) or (B) to execute and deliver any document or instrument (or cause any document or instrument to be executed and delivered) not conditioned on or delivered substantially concurrently with the Effective Time. Section 6.15 Financing Cooperation. (a) Prior to the earlier of the Closing or termination of this Agreement in accordance with Article VIII, the Company shall use commercially reasonable efforts, and shall cause the Company Subsidiaries to use commercially reasonable efforts, and shall use commercially reasonable efforts to cause its Representatives to use their reasonable best efforts, to provide customary cooperation that is reasonably requested by Buyer or Merger Sub to assist Buyer and Merger Sub, at Buyer’s sole cost and expense, in connection with their efforts to obtain any debt financing in connection with the Transactions (the “Financing”), which cooperation shall include reasonable best efforts to do the following: (i) participating (which shall be limited to teleconference or virtual meeting platforms) in, only to the extent customary for financings of the same type as the Financing, a reasonable number of lender and investor meetings, lender presentations, due diligence sessions and rating agency meetings, in each case, upon reasonable advance notice, during normal business hours and at mutually agreed times; (ii) providing reasonable and customary assistance to Buyer and Merger Sub in their preparation of customary rating agency presentations, customary bank information memoranda, offering memoranda, prospectuses and similar documents reasonably and customarily required in connection with the Financing, in each case, solely with respect to information relating to the Company and its business, and promptly furnishing, to the extent practicable, to Buyer and Merger Sub such information regarding the Company (and updates thereto as reasonably requested by such Persons), including historical financial information, in each case, that is readily available from the books and records of the Company in the ordinary course of business, and other customary financial information as is reasonably requested by Buyer and Merger Sub and that is customarily prepared or delivered in connection with the arrangement, offering, execution and consummation of financings of a type similar to the Financing; and (iii) delivering at least three (3) Business Days prior to the Closing Date information and documentation related to the Company required and reasonably requested in writing by Buyer or Merger Sub at least nine (9) Business Days prior to the Closing Date with respect to compliance under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

-56- (b) Notwithstanding anything in Section 6.15(a) to the contrary, the cooperation and other obligations contemplated by Section 6.15(a) shall not (A) require any action that would (or would reasonably be expected to) (x) cause the failure of any condition of the Company to the Closing or any condition related to the availability of the Financing at the Closing to be satisfied or (y) cause the Company to breach any representation, warranty, covenant or agreement in this Agreement, (B) require the Company, the Company Subsidiaries or their respective Representatives to (i) execute, deliver, enter into, approve or perform any agreement, commitment, document, certificate or instrument, or modification of any agreement, commitment, document, certificate or instrument or incur any other actual or potential liability or obligation relating to the Financing, in each case, that becomes effective prior to the Closing, (ii) deliver or cause the delivery of any legal opinions or reliance letters or any certificate as to solvency or any other certificate in connection with the Financing, (iii) adopt any resolutions, execute any consents or otherwise take any corporate or similar action or deliver any certificate, in connection with the Financing or the incurrence of indebtedness contemplated thereby, in each case, that becomes effective prior to the Closing or (iv) pay any commitment or other similar fee, incur or reimburse any costs or expenses or incur any liability or obligation of any kind or give any indemnities prior to the Closing in connection with the Financing, other than any payment that is subject to reimbursement required under Section 6.15(c), (C) require the change of any fiscal period, (D) require the Company, the Company Subsidiaries or their respective Representatives to provide, or cause to be provided, any information the disclosure of which is prohibited or restricted under applicable Law or any binding agreement with a third party that is not entered into for the purpose of evading this covenant or is legally privileged or consists of attorney work product or could reasonably be expected to result in the loss or waiver of any privilege, attorney work product protections or similar protections, (E) require the Company, the Company Subsidiaries or their respective Representatives to take any action that would (or would reasonably be expected to) conflict with or violate any applicable Laws or result in a violation or breach of, or default under, any material contract to which any Company or Company Subsidiaries is a party, (F) unreasonably disrupt or interfere with the business or operations of the Company or the Company Subsidiaries, (G) require the preparation or delivery of any financial statements or other financial data that are not prepared in the ordinary course of its financial reporting practice, (H) require any action that would (or would reasonably be expected to) result in any director, officer, employee, stockholder or other personnel of the Company or the Company Subsidiaries incurring any personal liability, (I) require the Company, the Company Subsidiaries or their respective Representatives to provide, or cause to be provided, any information to the extent it could result in the disclosure of any Trade Secrets, customer- specific data or competitively sensitive information not otherwise required to be provided under this Agreement or (J) require the Company, the Company Subsidiaries or their respective Representatives to take any action that would (or would reasonably be expected to) conflict with or violate the Organizational Documents of the Company or the Company Subsidiaries; it being understood and agreed that under no circumstances shall the Company or the Company Subsidiaries be required to provide projections, estimates or pro forma financial information relating to the Transactions, including any pro forma cost savings, synergies, capitalization or other pro forma adjustments relating to the Transactions and to be incorporated into any pro forma financial information, all of which shall be the responsibility of Buyer and Merger Sub. (c) Buyer shall, following a written request by the Company, reimburse the Company for any reasonable and documented out-of-pocket expenses and costs (limited, in the

-57- case of attorneys’ fees and disbursements to the reasonable and documented out-of-pocket attorneys’ fees and disbursements) incurred in connection with the Company’s or the Company’s Subsidiaries’ obligations under Section 6.14 and this Section 6.15 and shall indemnify and hold harmless the Company, the Company Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs (including cost of investigation), settlement payments, injuries, liabilities, judgments, awards, penalties, fines or expenses (including reasonable and documented out-of-pocket attorneys’ fees and disbursements) suffered or incurred by any of them as a result of, or in connection with, (1) such cooperation, (2) the Financing, (3) the Credit Facility Terminations and the Redemption and (4) any information used in connection therewith, except, in each case, to the extent such losses, damages, claims, costs (including cost of investigation), settlement payments, injuries, liabilities, judgments, awards, penalties, fines, or expenses (including outside attorneys’ fees and disbursements) arose from (x) fraud, willful misconduct or gross negligence by, or breach of its material obligations under this Agreement by, the Company, any of its Affiliates or any of their respective pre-Closing Representatives, or (y) information provided by the Company, the Company Subsidiaries or any of their respective pre-Closing Representatives, as applicable, that contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, as determined in a final, non-appealable judgment of a court of competent jurisdiction. The Company hereby consents to the use of its logos in connection with the Financing so long as such logos are used solely in a manner that is not intended or reasonably likely to harm, disparage or otherwise adversely affect the Company or the reputation or goodwill of the Company. (d) Buyer acknowledges and agrees that (i) the obtaining of the Financing is not a condition to Closing and (ii) a breach of this Section 6.15 shall not constitute a breach by the Company for purposes of Section 7.3 unless (x) Buyer has provided the Company with notice in writing of such breach (with reasonable specificity as to the basis for any such breach) and the Company has failed to cure such breach in as promptly as practicable, (y) such breach is a Willful Breach and (z) such breach is the primary cause of the Financing not being consummated. Section 6.16 FIRPTA Certificate. At or prior to the Closing, the Company shall deliver to Buyer and Merger Sub a certificate and IRS notice in form and substance required under Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c) stating that the Company is not and has not been during the relevant period a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code. The Company hereby authorizes Buyer to deliver such certificate and notice to the IRS on behalf of the Company upon the Closing. Section 6.17 Resignations. Prior to the Effective Time, the Company will use its reasonable best efforts to cause each director of the Company to execute and deliver a letter to the Company effectuating such director’s resignation, effective as of the Effective Time, as a director of the Company. Section 6.18 Merger Sub Stockholder Consent. Buyer, in its capacity as the sole stockholder of Merger Sub, will, immediately following the execution of this Agreement, approve by written consent the execution and delivery by Merger Sub of this Agreement, the

-58- performance by Merger Sub of its covenants and agreements contained herein and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth herein. ARTICLE VII CONDITIONS Section 7.1 Conditions to Obligation of Each Party. The respective obligation of each Party to consummate the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver at or prior to the Closing of each of the following conditions: (a) Stockholder Approval. The Company Stockholder Approval shall have been obtained. (b) Regulatory Approvals. (i) Any applicable waiting period (and any extension thereof) under the HSR Act relating to the Merger shall have expired or been terminated; and (ii) any applicable waiting period, clearance or approval of any Governmental Entity or other condition set forth in Section 7.1(b)(ii) of the Buyer Disclosure Letter shall have expired or been obtained. (c) Laws or Governmental Orders. No Governmental Entity shall after the date of this Agreement have enacted, issued or promulgated any Law or Governmental Order that is in effect and prevents, prohibits or makes illegal the consummation of the Transactions. Section 7.2 Conditions to Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger is further subject to the satisfaction, or to the extent permitted by applicable Law, waiver by the Company prior to the Closing of each of the following conditions: (a) (i) Each of the representations and warranties of Buyer and Merger Sub set forth in Section 5.1 (Organization, Good Standing and Qualification), Section 5.2 (Corporate Authority and Approval) and Section 5.9 (Brokers and Finders) shall be true and correct in all material respects, at and as of the date hereof and the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date) and (ii) the other representations and warranties of Buyer and Merger Sub set forth in Article V shall be true and correct at and as of the date hereof and the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except with respect to this clause (ii) where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Transactions. (b) Buyer and Merger Sub shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by them prior to the Closing. (c) The Company shall have received a certificate duly executed on behalf of Buyer and Merger Sub by a duly authorized officer of Buyer and Merger Sub certifying that (in

-59- his or her capacity as such and not in his or her personal capacity and without any personal liability) the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied. Section 7.3 Conditions to Obligation of Buyer and Merger Sub to Effect the Merger. The obligations of Buyer and Merger Sub to effect the Merger are further subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Buyer prior to the Closing of the following conditions: (a) (i) Each of the representations and warranties of the Company set forth in the first sentence of Section 4.1 (Organization, Good Standing and Qualification), Section 4.2(a) (Capital Structure), the first sentence of Section 4.2(c) (Capital Structure) and Section 4.6(a) (Absence of Certain Changes) shall be true and correct, at and as of the date hereof and the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), in each case, except, with respect to Section 4.2(a) (Capital Structure) and the first sentence of Section 4.2(c) (Capital Structure) for de minimis inaccuracies; (ii) the representations and warranties of the Company set forth in Section 4.2(e)(Capital Structure), Section 4.2(f) (Capital Structure), Section 4.3 (Corporate Authority and Approval), Section 4.4(b)(i) (Governmental Filings; No Violations) (solely with respect to the Company), Section 4.18 (Takeover Statutes; No Rights Plan) and Section 4.20 (Brokers and Finders) shall be true and correct in all material respects, at and as of the date hereof and the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); (iii) the representations and warranties of the Company set forth in Article IV that are qualified by a “Company Material Adverse Effect” qualification shall be true and correct in all respects as so qualified at and as of the date hereof and the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (iv) the other representations and warranties of the Company set forth in Article IV shall be true and correct (without giving effect to any qualification as to materiality contained therein) at and as of the date hereof and the Closing, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except with respect to this clause (iv) where the failure of such representations and warranties to be so true and correct would not have, individually or in the aggregate, have a Company Material Adverse Effect. (b) The Company shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Closing. (c) Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect. (d) Buyer shall have received a certificate duly executed on behalf of the Company by a duly authorized officer of the Company certifying that (in his or her capacity as such and not in his or her personal capacity and without any personal liability) the conditions set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(c) have been satisfied. Section 7.4 Frustration of Closing Conditions. No Party may rely, either as a basis for not consummating the Merger or terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the

-60- case may be, to be satisfied if such failure was caused by such Party’s material breach of any covenant or agreement of this Agreement. ARTICLE VIII TERMINATION Section 8.1 Termination or Abandonment. This Agreement may be terminated and abandoned prior to the Effective Time, whether before or after the Company Stockholder Approval: (a) by the mutual written consent of the Company and Buyer; (b) by either the Company or Buyer, if: (i) the Effective Time shall not have occurred on or before the first Business Day that is twelve (12) months after the date of this Agreement (the “End Date”), provided, that (x) if, as of such date all conditions set forth in Section 7.1, Section 7.2 and Section 7.3 shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied by action taken at the Closing and other than the conditions set forth in Section 7.1(b) or Section 7.1(c) (but with respect to Section 7.1(c), only to the extent the applicable Law or Governmental Order relates to the HSR Act or any other applicable Antitrust Law or Foreign Investment Law)), then such date shall, automatically without the action of any Person, be extended to the first Business Day that is fifteen (15) months after the date of this Agreement (“First Extended End Date”), and references to the “End Date” shall instead refer to the First Extended End Date; and (y) if, as of the First Extended End Date all conditions set forth in Section 7.1, Section 7.2 and Section 7.3 shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied by action taken at the Closing and other than the conditions set forth in Section 7.1(b) or Section 7.1(c) (but with respect to Section 7.1(c), only to the extent the applicable Law or Governmental Order relates to the HSR Act or any other applicable Antitrust Law or Foreign Investment Law)), then the End Date shall, automatically without the action of any Person, be extended again to the first Business Day that is eighteen (18) months after the date of this Agreement (“Second Extended End Date”), and references to the “End Date” shall instead refer to the Second Extended End Date; provided, further, that the Parties shall be entitled to extend the End Date by mutual written agreement and the Party seeking to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not have breached in any material respect its obligations under this Agreement in any manner that has been the primary cause of the failure to consummate the Merger on or before the End Date; (ii) any Law or Governmental Order permanently enjoining, prohibiting or making illegal the consummation of the Merger shall have been issued and become final, binding and non-appealable; provided, that the Party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall not have breached in any material respect its obligations under this Agreement in any manner that has been the primary cause of such Law or Governmental Order; or

-61- (iii) if the Company Stockholder Meeting (including any adjournments or postponements thereof) shall have been held and been concluded and the Company Stockholder Approval shall not have been obtained; (c) by the Company: (i) if Buyer or Merger Sub shall have breached or failed to perform in any material respect any of their representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in a failure of a condition set forth in Section 7.1 or Section 7.2 and (B) cannot be cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) forty-five (45) Business Days following the Company’s delivery of written notice to Buyer stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(c)(i) and the basis for such termination; provided, that the Company shall not have a right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company is then in material breach of any representation, warranty, agreement or covenant contained in this Agreement; or (ii) prior to receipt of the Company Stockholder Approval, in order to enter into a definitive agreement providing for a Company Superior Proposal, provided that no such termination shall be effective unless the Company (a) has complied with Section 6.3(b), and (b) pays the Company Termination Fee due to Buyer in accordance with Section 8.3(a) prior to or concurrently with such termination; (d) by Buyer: (i) if the Company shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in a failure of a condition set forth in Section 7.1 or Section 7.3 and (B) cannot be cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) forty-five (45) Business Days following Buyer’s delivery of written notice to the Company stating Buyer’s intention to terminate this Agreement pursuant to this Section 8.1(d)(i) and the basis for such termination; provided, that Buyer shall not have a right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Buyer or Merger Sub is then in material breach of any representation, warranty, agreement or covenant contained in this Agreement; or (ii) prior to receipt of the Company Stockholder Approval, if the Company Board shall have effected a Change in the Company Recommendation. Section 8.2 Effect of Termination. In the event of a valid termination of this Agreement pursuant to Section 8.1, the terminating Party shall forthwith give written notice thereof to the other Party or Parties and this Agreement shall terminate, and the Transactions shall be abandoned, without further action by any of the Parties. In the event of a valid termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of the Company, Buyer, Merger Sub or their respective Subsidiaries or Affiliates, except that: (i) no such termination shall relieve the Company of its obligation to pay the Company Termination Fee, if, as and when required pursuant to Section 8.3 or any of its other obligations under Section 8.3 expressly

-62- contemplated to survive the termination of this Agreement pursuant to Section 8.3; (ii) no such termination shall relieve any Party for liability for such Party’s Fraud or Willful Breach of any covenant or obligation contained in this Agreement prior to its termination; and (iii) the Confidentiality Agreement and the provisions of this Section 8.2, Section 8.3 and Article IX shall survive the termination hereof. Section 8.3 Company Termination Fee. (a) Company Termination Fee. If (A) this Agreement is terminated by the Company pursuant to Section 8.1(c)(ii), (B) this Agreement is terminated by Buyer pursuant to Section 8.1(d)(ii), or (C) (x) after the date of this Agreement, an Acquisition Proposal (substituting in the definition thereof “50%” for “20%” in each place each such phrase appears) (a “Company Qualifying Transaction”) is publicly proposed or publicly disclosed prior to, and not publicly withdrawn at least three (3) Business Days prior to, the Company Stockholder Meeting in the case of a termination pursuant to Section 8.1(b)(iii), prior to the End Date in the case of termination pursuant to Section 8.1(b)(i) or prior to the applicable breach in the case of a termination pursuant to Section 8.1(d)(i), (y) this Agreement is terminated by the Company or Buyer pursuant to Section 8.1(b)(i) or Section 8.1(b)(iii) or by Buyer pursuant to Section 8.1(d)(i) and (z) concurrently with or within twelve (12) months after such termination, the Company (1) consummates a Company Qualifying Transaction or (2) enters into a definitive agreement providing for a Company Qualifying Transaction and later consummates such Company Qualifying Transaction (whether during or following such twelve (12)-month period), then the Company shall pay to Buyer, by wire transfer of immediately available funds to an account designated in writing by Buyer, a fee of $115,920,000 in cash (the “Company Termination Fee”), such payment to be made prior to or concurrently with such termination in the case of clause (A) above, within three (3) Business Days after such termination in the case of clause (B) above, or within three (3) Business Days after the consummation of such Company Qualifying Transaction in the case of clause (C) above; it being understood that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion. (b) Acknowledgements. Each Party acknowledges that the agreements contained in this Section 8.3 are an integral part of this Agreement and that, without Section 8.3(a), Buyer would not have entered into this Agreement. Accordingly, if the Company fails to promptly pay the Company Termination Fee when payable pursuant to Section 8.3(a), the Company shall pay to Buyer all fees, costs and expenses of enforcement (including attorneys’ fees as well as expenses reasonably incurred in connection with any action initiated seeking such payment), together with interest on the amount of the Company Termination Fee at the prime lending rate as published in The Wall Street Journal, in effect on the date such payment is required to be made. Notwithstanding anything to the contrary in this Agreement, the Parties hereby acknowledge that in the event that the Company Termination Fee becomes payable by, and is paid by, the Company to Buyer, such Company Termination Fee shall be Buyer’s sole and exclusive remedy pursuant to this Agreement (other than in respect of Fraud or Willful Breach). The Parties further acknowledge that the right to receive the Company Termination Fee shall not limit or otherwise affect any Party’s right to specific performance as provided in Section 9.4.

-63- ARTICLE IX MISCELLANEOUS AND GENERAL Section 9.1 Survival. The representations, warranties, covenants and agreements in this Agreement shall survive the Closing or the termination of this Agreement only to the extent provided in this Section 9.1. (a) The following provisions of this Agreement shall survive the Merger: this Article IX (Miscellaneous and General), the Confidentiality Agreement, the agreements of the Parties contained in Article I (The Merger), Article III (Delivery of Merger Consideration; Procedures for Surrender), Section 4.21 (No Other Representations and Warranties), Section 5.10 (No Other Representations and Warranties), Section 6.9 (Employee Matters), Section 6.10 (Indemnification; Directors’ and Officers’ Insurance) and Section 9.10 (Expenses), and those other covenants and agreements contained herein that by their terms apply, or that are to be performed, in whole or in part, after the Merger, and the provisions that substantively define any related defined terms. (b) The following provisions of this Agreement shall survive the termination of this Agreement: this Article IX (Miscellaneous and General), the Confidentiality Agreement, and the agreements of the Parties contained in Section 4.21 (No Other Representations and Warranties), Section 5.10 (No Other Representations and Warranties), Section 6.15(c) (Financing Cooperation), Section 8.2 (Effect of Termination), Section 8.3 (Company Termination Fee) and Section 9.10 (Expenses), and the provisions that substantively define any related defined terms. (c) All other representations, warranties, covenants and agreements in this Agreement or in any instrument or other document delivered pursuant to this Agreement shall not survive the Closing or the termination of this Agreement, as applicable. Section 9.2 Modification or Amendment; Waiver. (a) Subject to the provisions of applicable Law and the provisions of Section 6.10, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification, by each Party (and Guarantor, if the amendment is to Section 9.15), or in the case of a waiver, by the Party against whom the waiver is to be effective. The conditions to each of the Parties’ respective obligations to consummate the Transactions are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law; provided, however, that any such waiver shall only be effective if made in writing and executed by the Party against whom the waiver is to be effective. (b) No failure or delay by any Party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

-64- Section 9.3 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Section 9.4 Specific Performance. Each of the Parties acknowledges and agrees that the rights of each Party to consummate the Transactions are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each Party agrees that, in addition to any other available remedies a Party may have in equity or at law, each Party shall be entitled to enforce specifically the terms and provisions of this Agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of this Agreement without necessity of posting a bond or other form of security. In the event that any Proceeding should be brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law. Section 9.5 Notices. All notices, requests, instructions, consents, claims, demands, waivers, approvals and other communications to be given or made hereunder by one or more Parties to one or more of the other Parties shall be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by a nationally recognized overnight courier service upon the Party or Parties for whom it is intended, (b) delivered by registered or certified mail, return receipt requested or (c) sent by email with no “bounceback” or notice of non- delivery generated to sender. Such communications shall be sent to the respective Parties at the following street addresses or email addresses or at such other street address or email address for a Party as shall be specified for such purpose in a notice given in accordance with this Section 9.5: If to the Company: Atkore Inc. 16100 South Lathrop Avenue Harvey, Illinois 60426 Attention: *** Telephone: *** Email: ***

-65- with a copy to (which shall not constitute notice): Debevoise & Plimpton LLP 66 Hudson Boulevard New York, New York 10001 Attention: William D. Regner Erik J. Andren Email: wdregner@debevoise.com ejandren @debevoise.com If to Buyer, Merger Sub or Guarantor: Prysmian S.p.A. Via Chiese 6 20126 Milano, Italy Attention: *** and *** Email: *** *** with a copy to (which shall not constitute notice): Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attention: Adam O. Emmerich Ahsan M. Barkatullah Email: AOEmmerich@wlrk.com AMBarkatullah@wlrk.com Section 9.6 Entire Agreement. (a) This Agreement (including the exhibits and annexes hereto), the Company Disclosure Letter, the Buyer Disclosure Letter and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations, understandings, and representations and warranties, whether oral or written, with respect to such matters. (b) Each Party acknowledges and agrees to the provisions set forth in Section 4.21 and Section 5.10 and, without limiting such provisions, additionally acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement or any instrument or other document delivered pursuant to this Agreement, (i) no Party has made or is making any other representations, warranties, statements, information or inducements, (ii) no Party has relied on or is relying on any other representations, warranties, statements, information or inducements and (iii) each Party hereby disclaims reliance on any other representations, warranties, statements, information or inducements, oral or written, express or implied, or as to

-66- the accuracy or completeness of any statements or other information, made by, or made available by, itself or any of its Representatives, in each case with respect to, or in connection with, the negotiation, execution or delivery of this Agreement, any instrument or other document delivered pursuant to this Agreement or the Transactions, and notwithstanding the distribution, disclosure or other delivery to the other or the other’s Representatives of any documentation or other information with respect to any one or more of the foregoing, and waives any claims or causes of action relating thereto, other than those for Fraud in connection with, arising out of or otherwise related to the express representations and warranties set forth in this Agreement or any instrument or other document delivered pursuant to this Agreement. Section 9.7 Third-Party Beneficiaries. Except (x) that, in accordance with Section 261 of the DGCL, the Company shall have the right, if this Agreement is terminated and subject to Section 8.2, on behalf of the Company’s stockholders (each of which are third party beneficiaries of this Agreement solely to the extent required for this provision to be enforceable), to pursue damages in accordance with this Agreement (including damages incurred or suffered by the Company’s stockholders in the event such stockholders would not receive the benefit of the bargain negotiated by the Company on their behalf as set forth in this Agreement) in the event of a breach by Buyer or Merger Sub of this Agreement, it being agreed that, except as provided in clause (y) below, in no event shall any such stockholders of the Company be entitled to enforce any of their rights, or any of Buyer’s or Merger Sub’s obligations, under this Agreement in the event of any such breach, but rather the Company shall have the sole and exclusive right to do so as a Representative for such stockholders of the Company (and upon receipt of any payments as a result thereof, the Company shall be entitled to retain the amount of such payments so received), (y) for the right of the Company’s stockholders and the holders of Company Equity Awards to receive, following the Effective Time, the Merger Consideration in accordance with Article III and the rights of the holders of Company Equity Awards to receive, following the Effective Time, the consideration payable in accordance with Article III and (z) with respect to the provisions of Section 6.10, the Indemnified Parties, the Parties hereby agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties on the terms and subject to the conditions set forth in this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties and their respective successors, legal representatives and permitted assigns any rights or remedies, express or implied, hereunder, including, without limiting the generality of Section 9.6, the right to rely upon the representations and warranties set forth in this Agreement. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.2 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Section 9.8 Non-Recourse. Unless expressly agreed to otherwise by the Parties in writing, this Agreement may only be enforced against, and any Proceeding in connection with, arising out of or otherwise resulting from this Agreement, or any instrument or other document delivered pursuant to this Agreement or the Transactions, may only be brought against the Guarantor and the Persons expressly named as Parties (or any of their respective

-67- successors, legal representatives and permitted assigns) and then only with respect to the specific obligations set forth herein with respect to such Person. No past, present or future director, employee (including any officer), incorporator, manager, member, partner, stockholder, other equity holder or persons in a similar capacity, controlling person, Affiliate or Representative of the Guarantor or any Party (or any Affiliate of the Guarantor or any Party), or any of their respective successors, Representatives and permitted assigns (unless, for the avoidance of doubt, such Person is the Guarantor or a Party), shall have any liability or other obligation for any obligation of the Guarantor or any Party under this Agreement or for any Proceeding in connection with, arising out of or otherwise resulting from this Agreement, or any instrument or other document delivered pursuant to this Agreement or the Transactions; provided, however, that nothing in this Section 9.8 shall limit any liability or other obligation of the Parties or the Guarantor for breaches of the terms and conditions of this Agreement. Section 9.9 Fulfillment of Obligations. Whenever this Agreement requires a Group Company to take any action, such requirement shall be deemed to include an undertaking, prior to the Effective Time, on the part of the Company to cause such Group Company to take such action and, on the part of the Surviving Corporation to cause such Group Company to take such action. Whenever this Agreement requires Merger Sub or any other Subsidiary of Buyer to take any action, such requirement shall be deemed to include an undertaking on the part of Buyer to cause such Subsidiary to take such action. Any obligation of one Party to any other Party under this Agreement, which obligation is performed, satisfied or properly fulfilled by an Affiliate of such Party, shall be deemed to have been performed, satisfied or fulfilled by such Party. Section 9.10 Expenses. Except as otherwise provided in this Agreement and whether or not the Transactions are consummated, all costs and expenses (including fees and expenses of counsel and financial advisors) incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such costs and expenses. Section 9.11 Severability. The provisions of this Agreement shall be deemed severable, and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision to be negotiated by the Parties, each acting reasonably and in good faith, shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application of such provision, in any other jurisdiction. Section 9.12 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties (and any of their respective successors, legal representatives and permitted assigns). Except as expressly contemplated by Section 6.10, no Party may assign any of its rights or delegate any of its obligations under this Agreement, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other

-68- Parties, and any attempted or purported assignment or delegation in violation of this Section 9.12 shall be null and void. Section 9.13 Interpretation and Construction. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. (b) The Preamble and all Recital, Article, Section, Subsection, Schedule, Annex and Exhibit references used in this Agreement are to the preamble, recitals, articles, sections, subsections, schedules, annexes and exhibits to this Agreement unless otherwise specified herein. (c) Except as otherwise expressly provided herein, for purposes of this Agreement: (i) the terms defined in the singular have a comparable meaning when used in the plural and vice versa; (ii) words importing the masculine gender shall include the feminine and neutral genders and vice versa; (iii) whenever the words “includes” or “including” are used, they shall be deemed to be followed by the words “including without limitation”; (iv) the word “or” is not exclusive; (v) the words “hereto,” “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement; (vi) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if” and (vii) documents, materials and information are deemed to have been “made available” to Buyer and Merger Sub, if such documents, materials or information were available for review by such Person and its Representatives through the data room for the Transactions, otherwise furnished to Buyer, Merger Sub or their respective Representatives (including by electronic mail), or disclosed in the Company Reports filed and publicly available, in each case, on or before 5:00 p.m. (New York City time) on the day immediately preceding the date of this Agreement. (d) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. (e) Except as otherwise expressly provided herein, the term “dollars” and the symbol “$” mean United States Dollars. (f) Except as otherwise expressly provided herein, all references in this Agreement to any statute include the rules and regulations promulgated thereunder, in each case as amended, re-enacted, consolidated or replaced from time to time and in the case of any such amendment, re-enactment, consolidation or replacement, reference herein to a particular provision shall be read as referring to such amended, re-enacted, consolidated or replaced provision and shall also include, unless the context otherwise requires, all applicable guidelines, bulletins or policies made in connection therewith. (g) The Company Disclosure Letter and Buyer Disclosure Letter may include items and information the disclosure of which is not required either in response to an express disclosure requirement contained in a provision of this Agreement or as an exception to one or more representations or warranties contained in Article IV or Article V, as applicable, or to one

-69- or more covenants contained in this Agreement. Inclusion of any items or information in the Company Disclosure Letter or Buyer Disclosure Letter, as applicable, shall not be deemed to be an acknowledgement or agreement that any such item or information (or any non-disclosed item or information of comparable or greater significance) is “material” or that, individually or in the aggregate, has had or would have a Company Material Adverse Effect, or to affect the interpretation of such term for purposes of this Agreement. (h) The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. Section 9.14 Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury. (a) This Agreement and all Proceedings against any other Person in connection with, arising out of or otherwise relating to this Agreement, shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the Law of the State of Delaware without regard to the conflict of law principles thereof (or any other jurisdiction) to the extent that such principles would direct a matter to another jurisdiction. (b) Each of the Parties agrees that: (i) it shall bring any Proceeding in connection with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the Transactions exclusively in the Court of Chancery of the State of Delaware, or (and only if) such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division); provided that if subject matter jurisdiction over the matter that is the subject of the Proceeding is vested exclusively in the United States federal courts, such Proceeding shall be heard in the United States District Court for the District of Delaware (the courts in this clause (i), together with any appellate court thereof, the “Chosen Courts”); and (ii) solely in connection with such Proceedings, (A) it irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) it waives any objection to the laying of venue in any Proceeding in the Chosen Courts, (C) it waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party, (D) mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 9.5 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof and (E) it shall not assert as a defense, any matter or claim waived by the foregoing clauses (A) through (D) of this Section 9.14 or that any Governmental Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts. (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY BE IN CONNECTION WITH, ARISE OUT OF OR OTHERWISE RELATE TO THIS AGREEMENT, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE TRANSACTIONS IS LIKELY

-70- TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY, IN CONNECTION WITH, ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES (i) THAT NO REPRESENTATIVE OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) IT MAKES THIS WAIVER VOLUNTARILY AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, ACKNOWLEDGMENTS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.14. Section 9.15 Guaranty. (a) To induce the Company to enter into this Agreement, Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not as surety, to the Company the due and punctual payment and performance of each of the payment obligations of Buyer and Merger Sub, as applicable under this Agreement (the “Guaranteed Obligations”). This guaranty is an absolute, unconditional and continuing guaranty of the full and punctual discharge and performance of the Guaranteed Obligations. This guaranty is a guaranty of payment and performance and not of collection. So long as this Section 9.15 is in effect, Guarantor shall not exercise any right or remedy arising by reason of its performance of its guaranty, whether by subrogation, reimbursement, indemnification, contribution or otherwise, against the Company or any other guarantor of the Guaranteed Obligations or any security therefor. Notwithstanding anything herein to the contrary, the Company agrees and acknowledges that the Guarantor may assert, as a defense to, or release or discharge of, any payment or performance by the Guarantor hereunder, any claim, set-off, deduction, defense or release that Buyer or Merger Sub could assert against the Company under the terms of, or with respect to, this Agreement, or otherwise with respect to the Guaranteed Obligations. (b) If and whenever Buyer or Merger Sub defaults for any reason whatsoever in the payment of any of the Guaranteed Obligations, Guarantor shall, as soon as reasonably practicable following demand, unconditionally perform (or procure the performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligations in regard to which such default has been made in the manner prescribed by this Agreement and so that the same benefits are conferred on the Company as such Person would have received if the Guaranteed Obligations had been duly performed and satisfied by Buyer and Merger Sub. (c) Guarantor represents and warrants to the Company as of the date of this Agreement (except to the extent any representation or warranty expressly relates to an earlier date or period, in which case as of such date or period) as follows:

-71- (i) Guarantor is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. (ii) Guarantor has all requisite corporate power and authority to enter into this Section 9.15 and to perform its obligations under this Section 9.15. (iii) The execution, delivery and performance of this Section 9.15 by the Guarantor, have been duly and validly authorized by the board of directors of the Guarantor, and this Section 9.15 has been duly and validly executed and delivered by Guarantor and, assuming this Agreement constitutes the valid and binding agreement of the Company, this Section 9.15 constitutes the valid and binding agreement of Guarantor, enforceable against Guarantor in accordance with its terms, subject to the Bankruptcy and Equity Exception. (iv) The execution, delivery and performance by Guarantor of this Section 9.15 do not and will not (A) violate or conflict with the Organizational Documents of Guarantor, (B) violate any Law applicable to Guarantor or (C) result in a breach or default under, or give rise to any right of termination, acceleration or cancellation under, any material Contract to which Guarantor is a party, except, in the case of clauses (B) and (C), for any such violation, breach, default, termination, acceleration or cancellation that would not reasonably be expected to impair in any material respect the ability of Guarantor to perform its obligations under this Section 9.15. (v) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other third party is required to be obtained or made by Guarantor in connection with the execution, delivery or performance by Guarantor of this Section 9.15, except for such consents, approvals, orders, authorizations, registrations, declarations or filings the failure of which to obtain or make would not reasonably be expected to impair in any material respect the ability of Guarantor to perform its obligations under this Section 9.15. (d) Except for the representations and warranties expressly set forth in this Section 9.15, neither Guarantor nor any other Person makes any other express or implied representation or warranty on behalf of Guarantor. Guarantor’s obligations under this Section 9.15 are expressly limited to Guaranteed Obligations and shall automatically expire upon the full discharge and performance of all Guaranteed Obligations and thereafter, Guarantor shall no longer have any duties or obligations under this Agreement. (e) This guaranty is to be a continuing guaranty and accordingly is to remain in force until all the Guaranteed Obligations have been performed or satisfied. This guaranty is in addition to and without prejudice to and not in substitution for any rights that the Company, the Surviving Corporation, their successors and assigns and any third-party beneficiary may now or in future have or hold for the performance and observance of the Guaranteed Obligations. The Guaranteed Obligations shall be discharged as a result of (i) indefeasible payment in full of the Guaranteed Obligations in accordance with the terms of this Agreement, or (ii) those defenses to the payment of the Guaranteed Obligations that Buyer or Merger Sub has (A) arising from Fraud or Willful Breach by the Company or (B) under the specific terms of this Agreement.

-72- (f) As a separate and independent stipulation, Guarantor acknowledges, confirms and agrees that any of the Guaranteed Obligations that is or becomes unenforceable against, or not capable of recovery from, Buyer or Merger Sub by reason of any legal limitation, disability or incapacity on or of Buyer or Merger Sub (other than any limitation imposed by this Agreement) will nevertheless be enforceable against and recoverable from Guarantor as though the same had been incurred by Guarantor and Guarantor were the sole or principal obligor in respect of that Guaranteed Obligation. Guarantor hereby waives: (A) notice of acceptance of this guaranty, and of the creation or existence of any of the Guaranteed Obligations and of any action by the Company in reliance hereon or in connection herewith; (B) presentment, demand for payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Guaranteed Obligations; and (C) any requirement that suit be brought against Buyer or Merger Sub, or that any other action be taken or not taken as a condition to Guarantor’s liability for the Guaranteed Obligations or as a condition to the enforcement of this Agreement or the Guaranteed Obligations against Guarantor (in each case except to the extent expressly set forth in this Agreement); and the liability of Guarantor under this Agreement shall be irrevocable and enforceable irrespective of: (A) any change in the time, manner, terms, place of payment, or in any other term of all or any of the Guaranteed Obligations, or any other document executed in connection therewith in conformity with the terms of this Agreement; (B) any sale, exchange, release, or non-perfection of any property standing as security for the Guaranteed Obligations, or any release, amendment, waiver, or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; (C) failure, omission, delay, waiver, or refusal by the Company to exercise, in whole or in part, any right or remedy held by such Person with respect to the Guaranteed Obligations; and (D) any change in the existence, structure, or ownership of Guarantor, Buyer or Merger Sub, or any insolvency, bankruptcy, reorganization, or other similar proceeding. (g) Notwithstanding anything to the contrary set forth herein, the Company hereby acknowledges and agrees that (i) no recourse hereunder may be had against any Representative of Guarantor, whether by or through attempted piercing of the corporate veil or otherwise, by the enforcement of any judgment or assessment or by any legal or equitable Proceeding, by virtue of any Law, or otherwise, and (ii) no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any Representative of Guarantor under this Section 9.15 or for any claim based on, in respect of or by reason of the Guaranteed Obligations. The Company acknowledges and agrees that Guarantor is agreeing to enter into this Section 9.15(g) in reliance on the provisions set forth in this Section 9.15(g) and that this Section 9.15(g) shall survive the termination of this Agreement. For the avoidance of doubt, in no event shall the potential liability of Guarantor in connection with this Agreement or the Transactions exceed that of Buyer in connection with this Agreement or the Transactions. (h) For so long as this Section 9.15 remains in effect, Guarantor shall not consolidate with or merge into any other Person, or transfer all or substantially all of its assets to any Person, unless, in each case, the resulting, surviving or transferee Person expressly assumes in writing all of the obligations of Guarantor under this Section 9.15 (unless such assumption arises automatically by operation of law), and Guarantor shall not take any action, including any dividend, distribution or other transfer of assets, in each case, outside the ordinary course of business that would reasonably be expected to render Guarantor unable to perform its obligations hereunder.

-73- (i) If the Company brings any Proceeding to enforce this Section 9.15 and prevails in such Proceeding in a final and non-appealable judgement, Guarantor shall reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Company in connection with such Proceeding. (j) Guarantor agrees that it shall be bound by, and entitled to the benefits of, Section 9.5 (Notices) and Section 9.14 (Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury) of this Agreement, solely with respect to any Proceeding in connection with, arising out of or otherwise relating to this Section 9.15. Section 9.16 Financing Provisions. Notwithstanding anything in this Agreement to the contrary, the Company, on behalf of itself, its Subsidiaries and each of its controlled Affiliates, hereby: (a) agrees that any legal action, whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Parties, arising out of or relating to, this Agreement or the Financing, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such court, (b) agrees that any such legal action shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in any agreement relating to the Financing and except to the extent relating to the interpretation of any provisions in this Agreement (including any provision in a commitment letter or in any definitive documentation related to the Financing that expressly specifies that the interpretation of such provisions shall be governed by and construed in accordance with the law of the State of Delaware), (c) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any such legal action brought against the Financing Parties in any way arising out of or relating to, this Agreement or the Financing, (d) agrees that none of the Financing Parties shall have any liability to the Company or any of its Subsidiaries or any of their respective controlled affiliates or representatives relating to or arising out of this Agreement or the Financing (subject to the last sentence of this Section 9.16), and (e) agrees that the Financing Parties are express third party beneficiaries of, and may enforce, any of the provisions of this Section 9.16 and that this Section 9.16 may not be amended in a manner materially adverse to the Financing Parties without the written consent of the Financing Entities (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, nothing in this Section 9.16 shall in any way limit or modify the rights and obligations of Buyer under this Agreement or any Financing Party’s obligations to Buyer under a commitment letter or the rights of the Company and its Subsidiaries against the Financing Parties with respect to the Financing or any of the transactions contemplated thereby or any services thereunder following the Closing Date. [Signature Pages Follow]

[Signature Page to Agreement and Plan of Merger] IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the Parties as of the date first written above. ATKORE INC. By /s/ William E. Waltz Name: William E. Waltz Title: President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger] PRYSMIAN S.p.A. By /s/ Massimo Battaini Name: Massimo Battaini Title: Chief Executive Officer TRINITY MERGER SUB, INC. By /s/ Andrea Pirondini Name: Andrea Pirondini Title: President PRYSMIAN CABLES AND SYSTEMS USA, LLC (solely for purposes of Section 9.8 and Section 9.15) By /s/ Andrea Pirondini Name: Andrea Pirondini Title: President and Chief Executive Officer

Annex A-1 Annex A Certain Definitions “Acceptable Confidentiality Agreement” means a confidentiality agreement to which the Company is a party having provisions that are not materially less favorable in any substantive respect to the Company than the provisions of the Confidentiality Agreement; provided, that such confidentiality agreement shall not restrict compliance by the Company with the terms of this Agreement; provided, further, that such confidentiality agreement need not contain any “standstill” or similar provisions. “Acquisition Proposal” has the meaning set forth in Section 6.2(f). “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person (for purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise). “Antitrust Law” means the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the HSR Act and all other United States or non-United States antitrust, competition or other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition. “Applicable Date” means September 30, 2024. “Appraisal Shares” has the meaning set forth in Section 2.3. “Book-Entry Shares” has the meaning set forth in Section 2.1(a)(iv). “Business Day” means any day ending at 11:59 p.m. (New York Time) other than a Saturday or Sunday or a day on which banks in the City of New York, New York or Milan, Italy are required or authorized by Law to close. “Business Licenses” means building occupancy, routine business licensing or qualification requirements, including business Licenses, business tax registrations and similar authorizations. “Buyer” has the meaning set forth in the Preamble to this Agreement. “Capex Budget” means, the Company’s expenditure budget for the fiscal year ending September 30, 2026 and the fiscal year ending September 30, 2027 set forth on Section 10 of the Company Disclosure Letter; provided, that any unused amounts for any fiscal year shall be carried forward and available for expenditure during any subsequent fiscal year. For the period after September 30, 2027 until the End Date, the Capex Budget shall be an amount equal to 60% of the Capex Budget for the fiscal year ended September 30, 2027.

Annex A-2 “Certificate” has the meaning set forth in Section 2.1(a)(iv). “Change in the Company Recommendation” has the meaning set forth in Section 6.3(a). “Citi” has the meaning set forth in Section 4.3(b). “Closing Year Annual Bonus” has the meaning set forth in Section 6.9(d). “Code” means the Internal Revenue Code of 1986, as amended. “Collective Bargaining Agreement” means a collective bargaining agreement or other similar Contract with a Labor Union. “Company Balance Sheets” has the meaning set forth in Section 4.5(d). “Company Board” has the meaning set forth in the Recitals to this Agreement. “Company Credit Agreements” means (i) that certain Term Loan Credit Agreement, dated as of May 26, 2021 (as amended by Amendment No. 1 thereto, dated as of March 15, 2023 and by Amendment No. 2 thereto, dated as of September 29, 2025 as may be further amended, amended and restated, supplemented or otherwise modified from time to time after the date hereof in compliance with the terms of this Agreement), by and among Company and JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, and (ii) the Company Revolving Credit Agreement. “Company DSU” means any deferred stock unit of the Company granted under any Company Stock Plan. “Company Employee” means a current or former employee of the Company or any of its Subsidiaries. “Company Equity Awards” means the Company Options, the Company RSUs, the Company PSUs and the Company DSUs. “Company Financial Statements” has the meaning set forth in Section 4.5(d). “Company Information Technology” means all Information Technology owned, leased, licensed or used by the Group Companies. “Company Material Adverse Effect” means any Effect that, individually or in the aggregate with any other Effect is, or would reasonably be expected to be, materially adverse to the condition (financial or otherwise), properties, assets, operations, liabilities, business or results of operations of the Group Companies taken as a whole; provided, however, that none of the following, alone or in combination, shall be deemed to constitute a Company Material Adverse Effect, or be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur:

Annex A-3 (A) Effects generally affecting the economy, credit, capital, securities or financial markets or political, regulatory, economic or business conditions (including tariffs, trade policies and sanctions) in any jurisdiction in which the Group Companies have operations or in which products or services of the Group Companies are sold; (B) Effects that are the result of factors generally affecting the industries, markets or geographical areas in which the Group Companies has operations; (C) changes in the relationship of the Group Companies, contractual or otherwise, with customers, employees, unions, suppliers, distributors, financing sources, partners or similar relationship or any resulting Effect that was caused by the entry into, announcement, pendency or performance of the Transactions, or resulting or arising from the identity of the Buyer as the acquiror of the Company, Merger Sub or their Affiliates; provided, that the exceptions in this clause (C) shall not apply to the representations and warranties set forth in Section 4.4 or in the conditions set forth in Article VII with respect to such representations and warranties; (D) changes or modifications in accounting standards applicable to the Group Companies, including GAAP, or in any Law of general applicability, including the repeal thereof, or in the interpretation or enforcement thereof, after the date of this Agreement; (E) any failure by the Group Companies to meet any internal or public projections or forecasts or estimates of revenues or earnings for any period; provided that the exception in this clause (E) shall not prevent or otherwise affect a determination that any Effect underlying such failure has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a Company Material Adverse Effect; (F) Effects resulting from acts of war (whether or not declared), civil disobedience, hostilities, sabotage, terrorism, cyberterrorism, ransomware or malware, military actions or the escalation of any of the foregoing, any hurricane, flood, tornado, earthquake or other weather or natural disaster, or any epidemic, pandemic, outbreak of illness or other public health event (including pandemics and epidemics) or any other force majeure event, or any national or international calamity or crisis; (G) any actions taken or failed to be taken by the Company or its Subsidiaries that are required to be taken by this Agreement or any actions taken with Buyer’s express written consent or failed to be taken at Buyer’s express written request; or (H) any Effect or announcement of an Effect affecting the credit rating or other rating of financial strength of the Company, its Subsidiaries or any of their respective securities; provided that the exception in this clause (I) shall not prevent or otherwise affect a determination that any Effect underlying such Effect, announcement of an Effect has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a Company Material Adverse Effect;

Annex A-4 provided, further that, with respect to clauses (A), (B), (D) and (F), such Effect shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred or is occurring to the extent it disproportionately adversely affects the Group Companies (taken as a whole) compared to other businesses operating in the industries and geographies in which the Group Companies operate (in which case only the incremental disproportionate impact may be taken into account, and only to the extent otherwise permitted by this definition). “Company Option” means each option to purchase the Shares granted under any Company Stock Plan. “Company Owned IP” means all Intellectual Property owned or purported to be owned by any of the Group Companies. “Company Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) and each other bonus, commission, stock option, stock appreciation right, restricted stock, restricted stock unit, performance stock unit, stock purchase or other equity-based, incentive compensation, profit sharing, savings, retirement, disability, vacation, deferred compensation, severance, separation, termination, retention, change of control, stay bonus and other similar material plan, program, agreement or arrangement that is maintained or contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries would reasonably be expected to have any liability, other than any such plan, scheme or arrangement (i) that is sponsored or maintained by, or provided through, a Governmental Entity or Labor Union, (ii) that the Company or any of its Subsidiaries is required by Law to maintain or contribute to or (iii) any Multiemployer Plan. “Company Product” has the meaning set forth in Section 4.16. “Company PSU” means any performance restricted stock unit of the Company granted under any Company Stock Plan. “Company Recommendation” has the meaning set forth in the Recitals to this Agreement. “Company Reports” has the meaning set forth in Article IV. “Company Revolving Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of August 28, 2020 (as amended by that certain Amendment Number One thereto, dated as of May 26, 2021, Amendment Number Two thereto, dated as of March 24, 2023, Amendment Number Three thereto, dated as of September 17, 2024, and Amendment Number Four thereto, dated as of April 30, 2025), by and among Atkore International Inc., Wells Fargo Bank, National Association, as administrative agent, and the other parties thereto (as may be amended, amended and restated, supplemented or otherwise modified from time to time after the date hereof in compliance with the terms of this Agreement). “Company RSU” means each restricted stock unit of the Company granted under

Annex A-5 any Company Stock Plan (other than any Company PSU or Company DSU). “Company Senior Notes Indenture” means that certain Indenture, dated May 26, 2021, by and among the Company, The Bank of New York Mellon Trust Company, N.A., as trustee, and the other parties thereto (as may be amended, amended and restated, supplemented or otherwise modified from time to time after the date hereof in compliance with the terms of this Agreement). “Company Senior Notes” means the 4.250% Senior Notes due 2031 issued pursuant to the Company Senior Notes Indenture (as may be amended, amended and restated, supplemented or otherwise modified from time to time after the date hereof in compliance with the terms of this Agreement). “Company Stock” has the meaning set forth in the Recitals to this Agreement. “Company Stock Plans” means the Company’s 2020 Omnibus Incentive Plan (as amended) and the Company’s 2016 Omnibus Equity Incentive Plan (as amended). “Company Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter at a stockholders’ meeting duly called and held for such purpose. “Company Stockholder Meeting” has the meaning set forth in Section 6.3(g). “Company Subsidiaries” has the meaning set forth in Section 4.2(b). “Company Superior Proposal” has the meaning forth in Section 6.2(f). “Confidentiality Agreement” means the confidentiality letter agreement entered into between Buyer and the Company, dated December 3, 2025. “Continuing Employee” means each individual who is a Company Employee immediately prior to the Effective Time (including those on vacation, sick leave, maternity leave, military service, lay-off, disability or other paid time off or leave of absence) and continues to be an employee of Buyer or one of its Subsidiaries (including the Surviving Corporation) immediately following the Merger. “Contract” means any written contract, agreement, lease, license, note, mortgage, indenture, arrangement or other similar obligation. “Costs” has the meaning set forth in Section 6.10(a). “Copyrights” has the meaning set forth in the definition of “Intellectual Property.” “Credit Facility Terminations” has the meaning set forth in Section 6.14(a). “Data Protection Laws” means all applicable Laws relating to the Processing or security (both technical and physical) of Personal Data including (i) Section 5 of the Federal

Annex A-6 Trade Commission, (ii) the Electronic Communications Privacy Act of 1986, (iii) the Video Privacy Protection Act of 1988, (iv) the California Invasion of Privacy Act, and all other applicable state Laws regulating wiretapping and/or interception or recording of communications, (v) the Stored Communications Act, (vi) the California Consumer Privacy Act and all other applicable United States state privacy Laws, (vii) the Illinois Biometric Information Privacy Act and other applicable Laws regulating biometric data, (viii) the CAN-SPAM Act, the Telephone Consumer Protection Act and all other applicable Laws concerning marketing and advertising and (ix) analogous applicable Laws in other jurisdictions. “Delisting Period” has the meaning set forth in Section 6.7. “D&O Insurance” has the meaning set forth in Section 6.10(b). “EDGAR” means the SEC’s online database of public company filings. “EHS Permits” means Licenses relating primarily to environmental, health and safety matters or building occupancy. “Effect” means any effect, event, development, change, state of facts, condition, circumstance or occurrence. “Effective Time” has the meaning set forth in Section 1.3. “End Date” has the meaning set forth in Section 8.1(b)(i). “Environmental Law” means any Law relating to the protection of the environment or, as it relates to exposure to Hazardous Substances, human health and safety. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Export and Sanctions Regulations” means sanctions and export control Laws and regulations where such Person does business or is otherwise subject to jurisdiction, including the U.S. International Traffic in Arms Regulations, the Export Administration Regulations, U.S. sanctions Laws and regulations administered by the Department of the Treasury’s Office of Foreign Assets Control and the anti-boycott regulations administered by the U.S. Department of Commerce and U.S. Department of Treasury. “FCPA” means the United States Foreign Corrupt Practices Act of 1977. “Financing” has the meaning set forth in Section 6.15(a). “Financing Entities” has the meaning set forth in the definition of “Financing Parties.”

Annex A-7 “Financing Parties” means each debt provider (including each agent and arranger) that commits to arrange or provide or actually arranges or provides Buyer or any of its Subsidiaries Financing (the “Financing Entities”), and their respective Representatives and other Affiliates; provided, that neither Buyer nor Merger Sub shall be a Financing Party. “First Extended End Date” has the meaning set forth in Section 8.1(b)(i). “Foreign Investment Laws” means Laws regarding (a) foreign direct investments, including, but not limited to, Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. § 4565), and all interim or final rules issued and effective thereunder, or (b) concerning the review, notification or regulation of foreign subsidies or other forms of state support provided by non-domestic governments, including any Laws governing the assessment of distortive foreign subsidies in connection with mergers, acquisitions, joint ventures or public procurement. “Fraud” means actual and intentional common law fraud under Delaware law with respect to a representation and warranty set forth in Article IV or Article V by the Party making such representation or warranty. For the avoidance of doubt, “Fraud” shall not include any claim for equitable fraud, promissory fraud, unfair dealings fraud or any torts (including a claim for fraud) based on negligence or recklessness. “Foreign Benefit Plan” has the meaning set forth in Section 4.8(k). “GAAP” means United States generally accepted accounting principles. “Government Official” means any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, and includes any official or employee of any entity directly or indirectly owned or controlled by any Governmental Entity, and any officer or employee of a public international organization, as well as any Person acting in an official capacity for or on behalf of any such Governmental Entity, or for or on behalf of any such public international organization. “Governmental Entity” means any United States, non-United States, supranational or transnational governmental (including public international organizations), quasi- governmental, regulatory or self-regulatory authority, agency, commission, body, department or instrumentality or any court, tribunal or arbitrator or other entity or subdivision thereof or other legislative, executive or judicial entity or subdivision thereof, in each case, of competent jurisdiction. “Governmental Order” means any order, writ, judgment, temporary, preliminary or permanent injunction, decree, ruling, stipulation, determination or award entered by or with any Governmental Entity. “Guaranteed Obligations” has the meaning set forth in Section 9.15(a). “Guarantor” has the meaning set forth in the Preamble to this Agreement. “Group Companies” means the Company and its Subsidiaries.

Annex A-8 “Hazardous Substance” means any substance, material or waste listed, defined, designated, classified or regulated as “hazardous,” “toxic,” “radioactive,” a “pollutant,” a “contaminant,” or words of similar meaning or effect pursuant to any Environmental Law, including any petroleum product or derivative or by-product, asbestos and asbestos-containing material, polychlorinated biphenyls, per- and polyfluoroalkyl substances, or urea formaldehyde foam insulation. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976. “Indebtedness” means, with respect to any Person, as of the date of determination and without duplication, all liabilities of such Person (a) for borrowed money; (b) evidenced by notes, bonds, debentures or other similar Contracts; (c) for lease obligations of such Person that are required to be capitalized on the books and records of such Person in accordance with GAAP (other than obligations not exceeding $10,000,000 in the aggregate that are incurred in the Ordinary Course ); (d) to pay the deferred and unpaid purchase price of property (other than obligations not exceeding $10,000,000 in the aggregate); (e) pursuant to securitization or factoring programs or arrangements; (f) for Contracts relating to swap agreements, collar agreements, other hedging arrangements and any other derivative arrangement; and (g) in the nature of a guarantee of the obligations described in clauses (a) through (g) above of any other Person (other than a guarantee among Group Companies). Notwithstanding the foregoing, “Indebtedness” shall not include (i) any trade payables incurred in the ordinary course of business and not overdue for more than sixty (60) days or (ii) operating lease obligations. “Indemnified Parties” has the meaning set forth in Section 6.10(a). “Information Technology” means all software, computer systems (including computers, screens, servers, middleware, workstations, routers, hubs, switches, networks, data communications lines and hardware), network and telecommunications systems hardware and other information technology equipment. “Intellectual Property” means, collectively, all United States and non-United States intellectual property rights, including all such rights in (a) patents and patent applications, including divisions, continuations, continuations-in-part, extensions, reissues, reexaminations, and any other governmental grant for the protection of inventions or industrial designs (“Patents”); (b) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, logos, designs, symbols, trade dress, trade names, Internet domain names, social media handles, whether registered or unregistered, and other indicia of source, quality or origin, including all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby (“Trademarks”); (c) published and unpublished works of authorship in any media (including software, source code, object code, information, data, databases and other compilations of information), copyrights, whether registered or unregistered, therein and thereto, and registrations and applications therefor, including all renewals, extensions, restorations and reversions thereof, and including all derivative, compilation and ancillary rights of every kind, whether now known or hereafter recognized, related to copyrights (“Copyrights”); (d) Trade Secrets; and (e) moral rights, rights of publicity and rights of privacy.

Annex A-9 “Intervening Event” means any Effect that (i) is material to the Company, (ii) was unknown to, and not reasonably foreseeable by, the Company Board as of the date of this Agreement, or if known and reasonably foreseeable to the Company Board as of the date of this Agreement, the material consequences of which were not known or reasonably foreseeable to the Company Board as of the date of this Agreement, and (iii) does not involve or relate to (A) an Acquisition Proposal, or (B) (x) any failure by the Group Companies to meet any internal or public projections or forecasts or estimates of revenues or earnings for any period, or (y) any change in the price or trading volume of the Shares or the credit rating or other rating of financial strength of the Company, its Subsidiaries or any of their respective securities (provided, that, for purposes of clause (B), the matters giving rise to or contributing to such events may be deemed to constitute, or be taken into account in determining whether there has been, an Intervening Event, to the extent not otherwise excluded by the definition of Intervening Event). “IRS” means the United States Internal Revenue Service. “JPM” has the meaning set forth in Section 4.3(b). “Knowledge” when used in this Agreement (i) with respect to the Company, means the actual knowledge, after reasonable inquiry of their direct reports, of the Persons listed in Section A(2) of the Company Disclosure Letter and (ii) with respect to Buyer, means the actual knowledge, after reasonable inquiry of their direct reports, of the Persons listed in Section A(3) of the Buyer Disclosure Letter. “Labor Union” means any labor union, works council or similar employee or labor organization. “Laws” means any federal, state, local, foreign, international or transnational law, statute, ordinance, common law, rule, regulation, standard, judgment, determination, order, writ, injunction, decree, arbitration award, treaty, agency requirement, authorization, license or permit of any Governmental Entity. “Leased Real Property” has the meaning set forth in Section 4.12(c). “Licenses” means any permits, licenses, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders issued or granted by a Governmental Entity. “Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, lease, encumbrance, option, put, call, preemptive rights easement, restriction, right of first offer or refusal, hypothecation or other claim in respect of such property or asset. “Merger” has the meaning set forth in the Recitals to this Agreement. “Merger Sub” has the meaning set forth in the Preamble to this Agreement. “Merger Consideration” has the meaning set forth in the Recitals to this Agreement.

Annex A-10 “Milan Stock Exchange” means Euronext Milan, any successor stock exchange operated by Borsa Italiana S.p.A. or any successor thereto. “Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 3(37) of ERISA. “NYSE” means the New York Stock Exchange, any successor stock exchange operated by the NYSE Euronext or any successor thereto. “Ordinary Course” means, with respect to an action taken by any Person, that such action is consistent with the ordinary course of business and past practices of such Person. “Organizational Documents” means (i) with respect to any Person that is a corporation, its articles or certificate of incorporation, memorandum and articles of association, as applicable, and bylaws, or comparable documents, (ii) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, or comparable documents, (iii) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, or comparable documents, (iv) with respect to any Person that is a trust or other entity, its declaration or agreement of trust or other constituent document or comparable documents and (v) with respect to any other Person that is not an individual, its comparable organizational documents. “Owned Real Property” has the meaning set forth in Section 4.12(a). “Patents” has the meaning set forth in the definition of “Intellectual Property.” “Paying Agent” has the meaning set forth in Section 3.1. “Payment Fund” has the meaning set forth in Section 3.1. “Payoff Letter” has the meaning set forth in Section 6.14(a). “PBGC” means the Pension Benefit Guaranty Corporation. “Permitted Lien” means (i) real estate and personal property Taxes, assessments, governmental levies, fees or charges or statutory Liens, in each case, for Taxes or assessments that are not yet due and payable or which are being contested in good faith and by appropriate Proceedings and for which adequate reserves (as determined in accordance with GAAP) have been established on the Company Balance Sheets, (ii) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business with respect to amounts not yet due and payable or which are being contested in good faith and by appropriate Proceedings and for which adequate reserves (as determined in accordance with GAAP) have been established on the Company Balance Sheets that would not be individually or in the aggregate materially adverse, (iii) zoning, entitlement, building codes and other land use regulations, ordinances or legal requirements imposed by any Governmental Entity having jurisdiction over real property and that are not violated in any material respect by the current use and operation of such real property or the operation of the businesses of the Group Companies, (iv) all rights relating to the construction and maintenance in connection with any public utility

Annex A-11 of wires, poles, pipes, conduits and appurtenances thereto, on, under or above real property, (v) all matters disclosed in Section A(4) of the Company Disclosure Letter, (vi) any state of facts which an accurate survey or inspection of real property would disclose and which, individually or in the aggregate, do not materially impair the continued use of such real property for the purposes for which it is used by such Person, (vii) title exceptions disclosed by any title insurance commitment or title insurance policy for any such real property issued by a title company and delivered or otherwise made available to Buyer prior to the date hereof, (viii) statutory Liens in favor of lessors arising in connection with any leased real property, (ix) other defects, irregularities or imperfections of title, encroachments, easements, servitudes, permits, rights of way, flowage rights, restrictions, leases, licenses, covenants, sidetrack agreements and oil, gas, mineral and mining reservations, rights, licenses and leases, which, in each case, do not materially impair the continued use of real property for the purposes for which it is used by such Person, (x) grants of non-exclusive licenses or other non-exclusive rights with respect to Intellectual Property that do not, in each case, otherwise contain or constitute a mortgage, lien, pledge, charge, security interest, encumbrance or limitation on transfer and otherwise made in the Ordinary Course, (xi) Liens pursuant to the Company Credit Agreements, so long as such Liens will be released and terminated in connection with the Credit Facility Terminations pursuant to Section 6.14(a), and (xii) Liens that, individually or in the aggregate, do not, and would not reasonably be expected to, materially detract from the value of the properties, rights or assets of the Company and its Subsidiaries or materially interfere with the use thereof as currently used by such Person. “Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature. “Personal Data” means any data or information in any media that is associated with, related to or linked to, or can reasonably be used to identify, a particular individual or device, and any data or information that constitutes “personal information,” “personally identifiable information,” “personal data,” “protected health information” or any analogous term under any applicable Law. “Post-Closing SEC Reports” has the meaning set forth in Section 6.7. “Privacy Requirements” means all applicable (i) Data Protection Laws, (ii) contractual obligations of the Group Companies relating to Processing of Personal Data, (iii) internal and public-facing privacy, data handling and/or security policies of the Group Companies, and (iv) if applicable, any rules of self-regulatory organizations, codes of conduct, or other industry frameworks to which the Group Companies is bound, including the Payment Card Industry Data Security Standard. “Pro Rata Bonus Payment” has the meaning set forth in Section 6.9(d). “Proceeding” means any action, cause of action, claim, demand, litigation, suit, investigation, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal,

Annex A-12 regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise. “Processing” means, with respect to data or information (including Personal Data), any operation or set of operations such as collection, recording, organization, structuring, storage, adaptation, enhancement, enrichment or alteration, retrieval, consultation, analysis, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction. “Proxy Statement” means the letter to stockholders, notice of meeting and form of proxy and any other document incorporated or referenced therein, as each may be amended or supplemented, to be filed with the SEC in connection with seeking the Company Stockholder Approval. “Proxy Statement Clearance Date” means the earlier of (i) ten (10) calendar days after the filing of the preliminary Proxy Statement with the SEC if, on or prior to such date, the SEC has not informed the Company, orally or in writing, that it intends to review, or has indicated that it does not intend to review, the preliminary Proxy Statement and (ii) in the event that the Company receives comments from the SEC on the preliminary Proxy Statement, the date the SEC informs the Company, orally or in writing, that the SEC staff has no further comments on the preliminary Proxy Statement. “Real Property Lease” has the meaning set forth in Section 4.12(a). “Redemption” has the meaning set forth in Section 6.14(b). “Registered” means issued by, registered with, or the subject of a pending application for issuance or registration before, any Governmental Entity or domain name registrar. “Registered Company IP” means Company Owned IP that is Registered. “Representative” means, with respect to any Person, any director, officer, principal, partner, manager, member (if such Person is a member-managed limited liability company or similar entity), employee, consultant, investment banker, financial advisor, legal counsel, attorneys-in-fact, accountant or other advisor, agent or other representative of such person, in each case acting in their capacity as such. “Release” means disposing, discharging, injecting, spilling, leaking, migrating, pumping, pouring, releasing, leaching, emitting, escaping or emptying into or upon the indoor or outdoor environment. “Remedial Action” has the meaning set forth in Section 6.4(e). “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002. “SEC” means the U.S. Securities and Exchange Commission.

Annex A-13 “Second Extended End Date” has the meaning set forth in Section 8.1(b)(i). “Securities Act” means the Securities Act of 1933, as amended. “Shares” has the meaning set forth in the Recitals. “Significant Customers” has the meaning set forth in Section 4.17. “Significant Suppliers” has the meaning set forth in Section 4.17. “Subsidiary” means, with respect to any Person, any other Person (i) of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries or (ii) of which such Person, directly or indirectly, possesses the power to direct or cause the direction of the management and policies by Contract. “Tail Period” has the meaning set forth in Section 6.10(b). “Takeover Statute” means a “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation. “Tax” or “Taxes” means any income, gross income, gross receipts, profits, capital stock, recording, franchise, withholding, payroll, social security, workers’ compensation, unemployment, disability, property, ad valorem, value added, stamp, excise, production, severance, occupation, service, digital services, environmental, sales, consumption, turnover, goods and services, use, license, lease, transfer, import, export, customs, duty, escheat, alternative minimum, estimated or other tax (including any fee, assessment, or other charge in the nature of or in lieu of any tax) imposed by any Governmental Entity or political subdivision thereof, and any interest, penalty, additions to tax or additional amounts in respect of the foregoing. “Tax Law” means the Law of any Governmental Entity or political subdivision thereof relating to any Tax. “Tax Return” means any report of Taxes due, any claim for refund of Taxes paid, any information return with respect to Taxes, any documentation with respect to transfer pricing or any other similar report, statement, declaration or document filed or required to be filed under the Code or other Tax Law with respect to Taxes, including any attachments, exhibits, or other materials submitted with any of the foregoing, and including any amendments or supplements to any of the foregoing. “Trademarks” has the meaning set forth in the definition of “Intellectual Property.” “Trade Secrets” means trade secrets and all other confidential and proprietary information, including rights in know-how, processes, schematics, business methods, formulae,

Annex A-14 technical data, specifications, operating and maintenance manuals, drawings, prototypes, models, designs, customer lists and supplier lists. “Transactions” means the transactions contemplated by this Agreement. “Willful Breach” means an intentional and willful act, or an intentional and willful material failure to act, in each case that is taken or not taken with the knowledge that the taking of such act or failure to take such act would cause or constitute, or would reasonably be expected to cause or constitute, a material breach of this Agreement; it being acknowledged and agreed, without limitation, that any failure by any Party to consummate the Merger and the other Transactions after the applicable conditions thereto have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, which conditions would be capable of being satisfied at such time) shall constitute a Willful Breach of this Agreement.

Exhibit A FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION of ATKORE INC. ARTICLE I The name of the corporation is Atkore Inc. (the “Corporation”). ARTICLE II The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is the Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company. ARTICLE III The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the “DGCL”). ARTICLE IV Section 1. The Corporation shall be authorized to issue 1,000 shares of capital stock, all of which 1,000 shares shall be shares of common stock, par value $0.01 per share (the “Common Stock”). Section 2. Except as otherwise provided by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of the Common Stock shall have one vote, and the Common Stock shall vote together as a single class. ARTICLE V Any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to be voted in the election of directors. ARTICLE VI In furtherance and not in limitation of those powers conferred by law, the board of directors of the Corporation (the “Board”) is expressly authorized and empowered to make, alter and repeal the by-laws of the Corporation (the “By-Laws”).

ARTICLE VII Meetings of the stockholders shall be held at such place, within or without the State of Delaware, as may be designated by, or in the manner provided in, the By-Laws or, if not so designated, at the registered office of the Corporation in the State of Delaware. Elections of directors need not be by written ballot unless and to the extent that the By-Laws so provide. ARTICLE VIII The Corporation reserves the right at any time or from time to time to amend, alter, change or repeal any provision contained in this Fifth Amended and Restated Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Fifth Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article. ARTICLE IX Section 1. No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director or officer, provided that nothing contained in this Section 1 shall eliminate or limit the liability of (i) a director or officer for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) a director under Section 174 of the DGCL, (iv) a director or officer for any transaction from which the director or officer derived an improper personal benefit or (v) an officer in any action by or in the right of the Corporation. All references in this Section 1 to an officer shall have the meaning ascribed to such term in Section 102(b)(7) of the DGCL. Section 2. To the fullest extent permitted by the DGCL, the Corporation shall indemnify and advance expenses to the directors and officers of the Corporation, provided that, except as otherwise provided in the By-Laws, the Corporation shall not be obligated to indemnify or advance expenses to a director or officer of the Corporation in respect of an action, suit or proceeding (or part thereof) instituted by such director or officer, unless such action, suit or proceeding (or part thereof) has been authorized by the Board. The rights provided by this Section 2 shall not limit or exclude any rights, indemnities or limitations of liability to which any director or officer of the Corporation may be entitled, whether as a matter of law, under the By- Laws, by agreement, vote of the stockholders, approval of the directors of the Corporation or otherwise. Section 3. Any repeal or amendment of this Article, or the adoption of any other provision of this Fifth Amended and Restated Certificate of Incorporation inconsistent with this Article, by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of this Corporation existing at the time of such repeal, amendment or adoption of an inconsistent provision.

Exhibit B FIFTH AMENDED AND RESTATED BY-LAWS of ATKORE INC. dated as of [●], 2026

-i- TABLE OF CONTENTS ARTICLE I OFFICES SECTION 1. REGISTERED OFFICE ..........................................................................................1 SECTION 2. OTHER OFFICES ...................................................................................................1 ARTICLE II MEETINGS OF STOCKHOLDERS SECTION 1. ANNUAL MEETINGS ...........................................................................................1 SECTION 2. SPECIAL MEETINGS ............................................................................................1 SECTION 3. VOTING ..................................................................................................................1 SECTION 4. QUORUM ................................................................................................................2 SECTION 5. NOTICE OF MEETINGS........................................................................................2 SECTION 6. ACTION WITHOUT MEETING ............................................................................2 ARTICLE III DIRECTORS SECTION 1. NUMBER AND TERM ...........................................................................................2 SECTION 2. RESIGNATIONS ....................................................................................................2 SECTION 3. VACANCIES ...........................................................................................................3 SECTION 4. REMOVAL ..............................................................................................................3 SECTION 5. COMMITTEES........................................................................................................3 SECTION 6. MEETINGS .............................................................................................................3 SECTION 7. QUORUM ................................................................................................................4 SECTION 8. COMPENSATION ..................................................................................................4 SECTION 9. ACTION WITHOUT MEETING ............................................................................4 ARTICLE IV OFFICERS SECTION 1. OFFICERS ...............................................................................................................4 SECTION 2. CHAIRMAN OF THE BOARD ..............................................................................4 SECTION 3. PRESIDENT ............................................................................................................4 SECTION 4. VICE PRESIDENTS ...............................................................................................4 SECTION 5. TREASURER ..........................................................................................................5 SECTION 6. SECRETARY ..........................................................................................................5 SECTION 7. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES ......................5

-ii- ARTICLE V MISCELLANEOUS SECTION 1. CERTIFICATED AND UNCERTIFICATED STOCK ..........................................5 SECTION 2. LOST CERTIFICATES ...........................................................................................5 SECTION 3. TRANSFER OF SHARES .......................................................................................6 SECTION 4. STOCKHOLDERS RECORD DATE .....................................................................6 SECTION 5. DIVIDENDS ............................................................................................................6 SECTION 6. FISCAL YEAR ........................................................................................................7 SECTION 7. CHECKS ..................................................................................................................7 SECTION 8. NOTICE AND WAIVER OF NOTICE ..................................................................7 SECTION 9. CORPORATE SEAL ...............................................................................................7 ARTICLE VI INDEMNIFICATION SECTION 1. INDEMNIFICATION..............................................................................................7 SECTION 2. ADVANCE OF EXPENSES. ..................................................................................8 SECTION 3. PROCEDURE FOR INDEMNIFICATION. ...........................................................8 SECTION 4. BURDEN OF PROOF. ............................................................................................9 SECTION 5. CONTRACT RIGHT; NON-EXCLUSIVITY; SURVIVAL. .................................9 SECTION 6. INSURANCE. ..........................................................................................................9 SECTION 7. EMPLOYEES AND AGENTS..............................................................................10 SECTION 8. INTERPRETATION; SEVERABILITY. ..............................................................10 ARTICLE VII AMENDMENTS ARTICLE VIII EXCLUSIVE FORUM

ARTICLE I OFFICES SECTION 1. REGISTERED OFFICE – The address, including street, number, city, and county, of the registered office of Atkore Inc. (the “Corporation”) in the State of Delaware is the Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company. SECTION 2. OTHER OFFICES – The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time select or the business of the Corporation may require. ARTICLE II MEETINGS OF STOCKHOLDERS SECTION 1. ANNUAL MEETINGS – Annual meetings of stockholders for the election of directors, and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. If the Board of Directors fails so to determine the time, date and place of meeting, the annual meeting of stockholders shall be held at the registered office of the Corporation on the first Tuesday in April. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting. SECTION 2. SPECIAL MEETINGS – Special meetings of the stockholders for any purpose or purposes may be called by the Chairman of the Board of Directors, the President or the Secretary, or by resolution of the Board of Directors. SECTION 3. VOTING – Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation of the Corporation and these By-Laws may vote in person or by proxy, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at

-2- the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is entitled to be present. SECTION 4. QUORUM – Except as otherwise required by law, by the Certificate of Incorporation of the Corporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding shares constituting a majority of the voting power of the Corporation shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted that might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof. SECTION 5. NOTICE OF MEETINGS – Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat, at his or her address as it appears on the records of the Corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat. SECTION 6. ACTION WITHOUT MEETING – Unless otherwise provided by the Certificate of Incorporation of the Corporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. ARTICLE III DIRECTORS SECTION 1. NUMBER AND TERM – The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of not less than one person. The exact number of directors shall initially be [two] and may thereafter be fixed from time to time by the Board of Directors. Directors shall be elected at the annual meeting of stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify. A director need not be a stockholder. SECTION 2. RESIGNATIONS – Any director may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chairman of the Board of Directors, the

-3- President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective. SECTION 3. VACANCIES – If the office of any director becomes vacant, the remaining director(s) in the office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his or her successor shall be duly chosen. If the office of any director becomes vacant and there are no remaining directors, the stockholders, by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation, at a special meeting called for such purpose, may appoint any qualified person to fill such vacancy. SECTION 4. REMOVAL – Except as hereinafter provided, any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of the voting power entitled to vote for the election of directors, at an annual meeting or a special meeting called for the purpose, and the vacancy thus created may be filled, at such meeting, by the affirmative vote of holders of shares constituting a majority of the voting power of the Corporation. SECTION 5. COMMITTEES – The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. SECTION 6. MEETINGS – The newly elected directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent of all the directors. Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President, or by the Secretary on the written request of any director, on at least one day’s notice to each director (except that notice to any director may be waived in writing by such director) and shall be held at such place or places as may be determined by the Board of Directors, or as shall be stated in the notice of the meeting. Unless otherwise restricted by the Certificate of Incorporation of the Corporation or these By- Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in any meeting of the Board of Directors or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

-4- SECTION 7. QUORUM – A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation of the Corporation or these By-Laws shall require the vote of a greater number. SECTION 8. COMPENSATION – Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor. SECTION 9. ACTION WITHOUT MEETING – Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee. ARTICLE IV OFFICERS SECTION 1. OFFICERS – The officers of the Corporation shall be a President, a Treasurer and a Vice President and Secretary, all of whom shall be elected by the Board of Directors and shall hold office until their successors are duly elected and qualified. In addition, the Board of Directors may elect a Chairman of the Board of Directors and such Vice Presidents, Assistant Secretaries and Assistant Treasurers as it may deem proper. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. SECTION 2. CHAIRMAN OF THE BOARD OF DIRECTORS – The Chairman of the Board of Directors, if elected by the Board of Directors, shall have such powers and duties as may be prescribed by the Board of Directors. Such officer shall preside at all meetings of the Board of Directors. SECTION 3. PRESIDENT – The President shall be the Chief Operating Officer of the Corporation. He or she shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. SECTION 4. VICE PRESIDENTS – Vice Presidents, if any, shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors.

-5- SECTION 5. TREASURER – The Treasurer shall be the Chief Financial Officer of the Corporation. He or she shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He or she shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman of the Board of Directors, or the President, taking proper vouchers for such disbursements. He or she shall render to the Chairman of the Board of Directors, the President and the Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he or she shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe. SECTION 6. SECRETARY – The Secretary shall give, or cause to be given, notice of all meetings of stockholders and of the Board of Directors and all other notices required by law or by these By-Laws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board of Directors or the President, or by the Board of Directors, upon whose request the meeting is called as provided in these By-Laws. He or she shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him or her by the Board of Directors. SECTION 7. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES – Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors. ARTICLE V MISCELLANEOUS SECTION 1. CERTIFICATED AND UNCERTIFICATED STOCK – The interest of each stockholder of the Corporation may be evidenced by certificates for shares of stock in such form as the Board of Directors may from time to time prescribe or be uncertificated. SECTION 2. LOST CERTIFICATES – A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or such owner’s legal representatives, to give the Corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

-6- SECTION 3. TRANSFER OF SHARES – The shares of stock of the Corporation shall be transferred upon its books, (a) in the case of certificated shares of stock, by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued; and (b) in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by their duly authorized attorneys or legal representatives, and upon compliance with appropriate procedures for transferring shares in uncertificated form. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer. SECTION 4. STOCKHOLDERS RECORD DATE – In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (c) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. SECTION 5. DIVIDENDS – Dividends upon the capital stock of the Corporation shall in the discretion of the Board of Directors from time to time be declared by the Board of Directors out of funds legally available therefor after setting aside of proper reserves.

-7- SECTION 6. FISCAL YEAR – The fiscal year of the Corporation shall be determined by resolution of the Board of Directors. SECTION 7. CHECKS – All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors. SECTION 8. NOTICE AND WAIVER OF NOTICE – Whenever any notice is required to be given under these By-Laws, personal notice is not required unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by law. Whenever any notice is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation or of these By-Laws, a waiver thereof, in writing and signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. SECTION 9. CORPORATE SEAL – The corporate seal shall have inscribed thereon the name of the Corporation and the words “Corporate Seal, Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise imprinted upon the subject document or paper. ARTICLE VI INDEMNIFICATION SECTION 1. INDEMNIFICATION. (a) In General. The Corporation shall indemnify, to the full extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”) and other applicable law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (each, a “proceeding”) by reason of the fact that (i) such person is or was serving or has agreed at the request of the Corporation to serve as a director or officer of the Corporation, or (ii) such person, while serving as a director or officer of the Corporation, is or was serving or has agreed at the request of the Corporation to serve as a director, officer, employee, manager or agent of another corporation, partnership, joint venture, trust or other enterprise or (iii) such person is or was serving or has agreed at the request of the Corporation to serve as a director, officer or manager of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted by such person in such capacity, and who satisfies the applicable standard of conduct set forth in the DGCL or other applicable law:

-8- (i) in a proceeding other than a proceeding by or in the right of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person’s behalf in connection with such proceeding and any appeal therefrom; or (ii) in a proceeding by or in the right of the Corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by such person or on such person’s behalf in connection with the defense or settlement of such proceeding and any appeal therefrom. (b) Indemnification in Respect of Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 1(a) of this Article VI or in defense of any claim, issue or matter therein, such person shall be indemnified by the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. (c) Indemnification in Respect of Proceedings Instituted by Indemnitee. Section 1(a) of this Article VI does not require the Corporation to indemnify a present or former director or officer of the Corporation in respect of a proceeding (or part thereof) instituted by such person on his or her own behalf, unless such proceeding (or part thereof) has been authorized by the Board or the indemnification requested is pursuant to the last sentence of Section 3 of this Article VI. SECTION 2. ADVANCE OF EXPENSES. – The Corporation shall advance all expenses (including reasonable attorneys’ fees) incurred by a present or former director or officer in defending any proceeding prior to the final disposition of such proceeding upon written request of such person and delivery of an undertaking by such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The Corporation may authorize any counsel for the Corporation to represent (subject to applicable conflict of interest considerations) such present or former director or officer in any proceeding, whether or not the Corporation is a party to such proceeding. SECTION 3. PROCEDURE FOR INDEMNIFICATION. – Any indemnification under Section 1 of this Article VI or any advance of expenses under Section 2 of this Article VI shall be made only against a written request therefor (together with supporting documentation) submitted by or on behalf of the person seeking indemnification or advance. Indemnification may be sought by a person under Section 1 of this Article VI in respect of a proceeding only to the extent that both the liabilities for which indemnification is sought and all portions of the proceeding relevant to the determination of whether the person has satisfied any appropriate standard of conduct have become final. A person seeking indemnification or advance of expenses may seek to enforce such person’s rights to indemnification or advance of expenses (as the case may be) in the Court of Chancery of the State of Delaware to the extent all or any portion of a requested indemnification has not been granted within 90 days of, or to the extent all or any portion of a requested advance of expenses has not been granted within 20 days of, the submission of such request. All expenses (including reasonable attorneys’ fees) incurred

-9- by such person in connection with successfully establishing such person’s right to indemnification or advancement of expenses under this Article VI, in whole or in part, shall also be indemnified by the Corporation. SECTION 4. BURDEN OF PROOF. (a) In any proceeding brought to enforce the right of a person to receive indemnification to which such person is entitled under Section 1 of this Article VI, the Corporation has the burden of demonstrating that the standard of conduct applicable under the DGCL or other applicable law was not met. A prior determination by the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct does not itself constitute evidence that the claimant has not met the applicable standard of conduct. (b) In any proceeding brought to enforce a claim for advances to which a person is entitled under Section 2 of this Article VI, the person seeking an advance need only show that he or she has satisfied the requirements expressly set forth in Section 2 of this Article VI. SECTION 5. CONTRACT RIGHT; NON-EXCLUSIVITY; SURVIVAL. (a) The rights to indemnification and advancement of expenses provided by this Article VI shall be deemed to be separate contract rights between the Corporation and each director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the DGCL are in effect, and no repeal or modification of any of these provisions or any relevant provisions of the DGCL shall adversely affect any right or obligation of such director or officer existing at the time of such repeal or modification with respect to any state of facts then or previously existing or any proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such “contract rights” may not be modified retroactively as to any present or former director or officer without the consent of such director or officer. (b) The rights to indemnification and advancement of expenses provided by this Article VI shall not be deemed exclusive of any other indemnification or advancement of expenses to which a present or former director or officer of the Corporation seeking indemnification or advancement of expenses may be entitled by any agreement, vote of stockholders or disinterested directors, or otherwise. (c) The rights to indemnification and advancement of expenses provided by this Article VI to any present or former director or officer of the Corporation shall inure to the benefit of the heirs, executors and administrators of such person. SECTION 6. INSURANCE. – The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person or on such person’s behalf in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would

-10- have the power to indemnify such person against such liability under the provisions of this Article VI. SECTION 7. EMPLOYEES AND AGENTS. – The Board, or any officer authorized by the Board generally or in the specific case to make indemnification decisions, may cause the Corporation to indemnify any present or former employee or agent of the Corporation in such manner and for such liabilities as the Board may determine, up to the fullest extent permitted by the DGCL and other applicable law. SECTION 8. INTERPRETATION; SEVERABILITY. – Terms defined in Sections 145(h) or (i) of the DGCL have the meanings set forth in such sections when used in this Article VI. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the fullest extent permitted by applicable law. ARTICLE VII AMENDMENTS These By-Laws may be altered, amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof if notice of such proposed alteration, amendment or repeal to be considered is contained in the notice of such special meeting) by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation. Except as otherwise provided in the Certificate of Incorporation of the Corporation, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present alter, amend or repeal these By-Laws, or enact such other By-Laws as in their judgment may be advisable for the regulation and conduct of the affairs of the Corporation. Notwithstanding the foregoing, no amendment, alteration or repeal of Article VI of these By-Laws shall adversely affect any right or protection existing under these By-Laws immediately prior to such amendment, alteration or repeal, including any right or protection of a present or former director or officer thereunder in respect of any act or omission occurring prior to the time of such amendment. ARTICLE VIII EXCLUSIVE FORUM Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a

-11- claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these By-Laws (as either may be amended or restated from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

Atkore Inc. to be Acquired by Prysmian for $95.00 per Share in Cash Separately Announces Third Quarter 2026 Results HARVEY, Ill. – August 3, 2026 – Atkore Inc. (“Atkore” or the “Company”) (NYSE: ATKR), a leading manufacturer of electrical infrastructure products, announced today that it has entered into a definitive agreement to be acquired by Prysmian S.p.A. (BIT: PRY) in an all-cash transaction representing an enterprise value of approximately $3.8 billion. Under the terms of the agreement, at the closing of the transaction, Atkore shareholders will receive $95.00 per share in cash for each share of Atkore common stock. The per share purchase price represents a premium of approximately 30% to Atkore’s closing share price of $72.96 on July 31, 2026, and approximately 57% to Atkore’s closing share price of $60.69 on September 29, 2025, the last trading day before Atkore announced its initial strategic review. “This transaction is the culmination of our comprehensive strategic review process to maximize shareholder value and reflects the strength of Atkore’s differentiated portfolio of critical electrical infrastructure products,” said Michael V. Schrock, Atkore’s Chairman of the Board of Directors. "Atkore and Prysmian are highly complementary organizations, and we believe this combination will create a stronger platform with greater scale and a more comprehensive portfolio of solutions to better serve customers. Reaching this milestone reflects the dedication and hard work of our employees, and we expect Atkore to benefit from additional opportunities as part of a larger global organization. We look forward to completing this transaction and realizing the benefits we expect it to bring to our stakeholders." "Electrification, AI-driven data centers and digitalization all require major investments in infrastructure, and they are critical to the modern economy, and the opportunity is substantial in the United States," said Massimo Battaini, Prysmian CEO. "As a leading provider of energy and digital connections, our priority has been to find the right solution to enhance our outstanding growth and profitability by adding the right commercial platform and product portfolio to maximize our potential. Atkore offers an attractive combination of complementary products, structural growth exposure and meaningful synergy opportunities – and represents a major acceleration in Prysmian’s evolution into a fully-fledged electrical solutions provider. Prysmian’s excellent track record of investing in innovation for the benefit of our customers will ensure that we will be the right owner to realize the full potential of Atkore, and we look forward to welcoming their team into Prysmian as we continue to grow our North American electrical solutions portfolio."

Strategic Rationale Prysmian and Atkore’s combined solutions will create a one-stop shop in North America that will simplify and accelerate electrification and data center roll-out for customers. The transaction will expand Prysmian’s product and service offering in North America and broaden its portfolio with complementary electrical infrastructure products. In addition, it will further enhance Prysmian’s exposure to long-term structural growth trends in electrification and data center investment. The combination will create a leading integrated electrical infrastructure solutions provider, enabling Prysmian to serve its customers more comprehensively through complementary products, an expanded commercial offering and deeper customer relationships. Approvals, Timing and Path to Close Each company’s Board of Directors has unanimously approved the transaction, and Atkore’s Board of Directors will, in conjunction with the proxy filing, recommend that Atkore’s shareholders vote to approve the transaction. The transaction is targeted to close by calendar year end 2026, subject to the approval of Atkore’s shareholders, regulatory approvals and other customary closing conditions. The transaction will be funded by a mix of debt, including hybrid bonds, and equity, including treasury shares disposal, targeting to preserve Prysmian’s investment grade profile. Prysmian Conference Call to Discuss Transaction This morning, August 3, 2026, at 10:00 AM CEST (4:00 AM ET), Prysmian will hold a conference call for analysts and institutional investors, hosted by Prysmian CEO Massimo Battaini. Link to participate in the conference call (members of the financial community) Link to access in listen-only mode (others) Atkore Third Quarter 2026 Financial Results In a separate press release, Atkore today issued its earnings for its fiscal 2026 third quarter ended June 26, 2026, which is accessible on the Investor Relations section of the Company’s website at https://investors.atkore.com. In light of Atkore’s agreement to be acquired by Prysmian, the conference call to discuss the Company’s financial results for its fiscal 2026 third quarter, which was previously scheduled for 8:00 AM ET on Tuesday, August 4, 2026, has been canceled. The Company will host a conference call on Friday, August 7, 2026, at 8:00 AM ET, to discuss its financial results, as required under the terms of the indenture governing its Senior Notes due 2031.

Advisors Citi is serving as lead financial advisor to Atkore, Debevoise & Plimpton LLP is serving as legal advisor and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor. J.P. Morgan Securities LLC is also serving as financial advisor to Atkore. About Prysmian Prysmian is a leading provider of solutions for energy and digital connections, delivering major electrical transmission projects on land and at sea, modernizing power grids, and unlocking renewable energy, electrification, and digital connectivity worldwide. The company combines engineering excellence with sustainability-driven innovation, enabled by its 34,000 employees, 109 production facilities and 30 R&D centers in over 50 countries. Prysmian is a public company, listed on the Italian stock exchange, and recorded 2025 revenues of approximately €20 billion. About Atkore Atkore is a leading manufacturer of electrical products for commercial, industrial, data center, and solar applications. With 5,400 employees and $2.9 billion in sales in fiscal year 2025, Atkore delivers sustainable solutions to meet the growing demands of electrification and digital transformation. To learn more, please visit www.atkore.com. Dissemination of Company Information Atkore intends to make future announcements regarding company developments and financial performance through its website, www.atkore.com, as well as through press releases, filings with the Securities and Exchange Commission (“SEC”), conference calls, media broadcasts, and webcasts. Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Atkore and Prysmian (the “proposed transaction”). In connection with the proposed transaction, Atkore intends to file a proxy statement with the SEC. The definitive proxy statement, when available, will be sent or given to the stockholders of Atkore. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) as well as other filings containing information about Atkore, without charge, at the SEC’s website, http://www.sec.gov. Free copies of the proxy statement, once available, and Atkore’s other filings with the SEC may also be obtained from Atkore. Free copies of documents filed with the SEC by Atkore will be made available on Atkore’s investor relations website at https://investors.atkore.com. Participants in the Solicitation Atkore and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Atkore is set forth in its definitive proxy statement, which was filed with the SEC on December 12, 2025, under the headings “Proposal 1: Election of Directors” and “Executive Officers and Compensation.” Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available. Forward-Looking Statements Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between Atkore and Prysmian, constitutes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Such statements are based upon the current beliefs and expectations of the management of Atkore and Prysmian and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that Atkore’s stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; risks related to litigation brought in connection with the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on Atkore’s ability to retain customers, attract and retain key personnel or employees and maintain relationships with suppliers, agents, distributors, vendors and other business partners, and on Atkore’s operating results and business generally; negative effects of the announcement or the consummation of the proposed transaction on the market price of Atkore’s common stock; risks related to declines in, and uncertainty regarding, the general business and economic conditions in the United States and international markets in which Atkore operates, and the potential impact of general business and economic conditions on Atkore, Prysmian or the proposed transaction; inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; and the response of Atkore’s or Prysmian’s management to any of the aforementioned factors. Discussions of a number of important additional risks and uncertainties are contained in Atkore’s filings with the U.S. Securities and Exchange Commission, including Atkore’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and will be contained in the preliminary proxy statement to be filed by Atkore in connection with the proposed transaction. Neither Atkore nor Prysmian is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Atkore Contacts: Lisa Winter Vice President - Communications 708-225-2453 AtkoreCommunications@atkore.com Matthew Kline Vice President - Treasury & Investor Relations 708-225-2116 Investors@atkore.com

Headline: Bill Waltz, President and CEO-Atkore, Announces a Signed Agreement for Prysmian to Acquire Atkore Last September, we announced several actions to improve operational efficiency, enhance focus on Atkore’s electrical portfolio, including products across the Electrical and Safety & Infrastructure business units, and deliver greater value for our shareholders and customers. Shortly thereafter, in November 2025, Atkore announced the Board of Directors would explore a broader range of options, including the potential sale or merger of the whole company. Since that time, a Strategic Review Committee of the Board of Directors has been evaluating outside interests in our business to determine where/how to drive value for our stockholders and position us for success. This morning, we announced that we have entered into an agreement to be acquired by Prysmian, which officially marks the completion of our strategic review process. You can refer to today’s Atkore press release here. Today’s announcement is an exciting achievement that reflects the strength of our team as well as the value of our differentiated portfolio of critical electrical infrastructure products. Importantly, our skilled employees, robust geographic footprint and deep customer relationships are highly attractive to Prysmian as it continues to grow its North American electrical solutions portfolio. If you are not familiar, Prysmian is a leading provider of solutions for energy and digital connections, delivering major electrical transmission projects on land and at sea, modernizing power grids, and unlocking renewable energy, electrification, and digital connectivity worldwide. Prysmian is a public company listed on the Italian stock exchange and recorded 2025 revenues of approximately €20 billion, with 34,000 employees worldwide. Their global headquarters is located in Milan, Italy, and its North American headquarters is in Highland Heights, Kentucky. Atkore is highly complementary to Prysmian, and combining our extensive Regional Service Center network and strong distribution-channel relationships with Prysmian's comprehensive portfolio is expected to create a stronger platform with greater scale and a more comprehensive set of solutions to better serve customers. Additionally, Prysmian’s Mission to “accelerate growth for our clients” and their Values of Passion, Teamplay, Innovation and Belonging align closely with Atkore’s Core Values. Reaching this milestone reflects the dedication and hard work of our employees, and we expect Atkore to benefit from additional opportunities as part of a larger global organization. It is important to recognize that this is just the first step in the process, and it remains business as usual for all of us. The transaction is targeted to close by calendar year end 2026, pending approval by Atkore shareholders, regulatory approvals, and other customary closing conditions. Until then, Atkore and Prysmian remain separate and independent companies. I realize there will be questions regarding today’s announcement. Attached are some initial Frequently Asked Questions. Moving forward, you can also submit your questions via the UKG platform. In addition, we have dedicated a space on Blueprint, where we will address questions and provide updates, as available.

As we look to the weeks and months ahead, it is “business as usual” with each of us continuing to: • Drive improved Safety, Quality, Delivery and Cost • Achieve a high “Say-Do” ratio – delivering upon what we set out to do. • Live our values daily and hold others to those values I’ve said before: I believe in our team and in the opportunities ahead. So, let’s stay focused on what matters -- serving our customers better than anyone. Sincerely, Bill Waltz Atkore President and CEO Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Atkore and Prysmian (the “proposed transaction”). In connection with the proposed transaction, Atkore intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement, when available, will be sent or given to the stockholders of Atkore. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) as well as other filings containing information about Atkore, without charge, at the SEC’s website, http://www.sec.gov. Free copies of the proxy statement, once available, and Atkore’s other filings with the SEC may also be obtained from Atkore. Free copies of documents filed with the SEC by Atkore will be made available on Atkore’s investor relations website at https://investors.atkore.com. Participants in the Solicitation Atkore and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Atkore is set forth in its definitive proxy statement, which was filed with the SEC on December 12, 2025 under the headings “Proposal 1: Election of Directors” and “Executive Officers and Compensation.” Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available. Forward-Looking Statements Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction, constitutes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such statements are based upon the current beliefs and expectations of the management of Atkore and Prysmian and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Discussions of a number of important additional risks and uncertainties are contained in Atkore’s filings with the SEC, including Atkore’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and will be contained in the preliminary proxy statement to be filed by Atkore in connection with the proposed transaction. Neither Atkore nor Prysmian is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

August 3, 2026 Frequently Asked Questions 1. Why did the Atkore Board of Directors enter into this agreement for Prysmian to acquire Atkore? • This transaction delivers value for our shareholders and positions the company for success for years to come. • Additionally, reaching this agreement with Prysmian reflects the strength of our team as well as the value of Atkore’s differentiated and diversified product portfolio that is critical to expanding access to renewable energy, investment in digital infrastructure and electrification. • We expect Atkore to benefit from additional opportunities as part of a larger global organization and look forward to realizing the significant benefits we expect it to provide for our employees, customers, and other stakeholders. 2. What happens next? • This is just the first step in the process, and it remains business as usual for all of us at Atkore. • The transaction is targeted to close by calendar year end 2026, pending approval by our shareholders, regulatory approvals, and other customary closing conditions. • Between now and closing, Atkore and Prysmian remain separate and independent companies. • It’s important that we stay focused on our priorities – serving our customers better than anyone. 3. Why is Prysmian interested in acquiring Atkore? • Prysmian was attracted to Atkore, our strong team and differentiated and diversified product portfolio that is critical to expanding access to renewable energy, investment in digital infrastructure and electrification. • Importantly, our skilled employees, robust geographic footprint, and deep customer relationships are highly attractive to Prysmian as it continues to grow its electrical solutions portfolio, including in North America. 4. What does this announcement mean for customers? • Combining Atkore’s extensive Regional Service Center network and strong distribution-channel relationships with Prysmian's comprehensive portfolio is expected to create a stronger platform with greater scale and a more comprehensive set of solutions to better serve customers. • It’s important to reinforce with customers that today’s announcement has no impact on how we work with them, and it’s business as usual. • They should not expect any changes to our relationship or how we support them related to this announcement. • Until the transaction closes, which is targeted by calendar year end 2026, Atkore and Prysmian will continue to operate as separate and independent companies. • Our priority remains serving our customers with the same high-quality products, solutions and support they expect from us. 5. What does this announcement mean for me as an employee? • Today’s announcement is just the first step of the process, and it’s important to remember it remains business as usual. • Until the transaction closes, which is targeted by calendar year end 2026, Atkore and Prysmian will continue to operate as separate and independent organizations. • Ultimately, the expertise and dedication of our team were important factors in Prysmian’s decision to pursue this transaction, and we expect Atkore to benefit from additional opportunities as part of a larger global organization.

August 3, 2026 6. How will the acquisition of Atkore be integrated into Prysmian? Will we stay a public company? • It is still early in the process, and many decisions have not yet been made. • Specific decisions related to integration will take place as we move forward and as part of post- closing integration planning. • Importantly, both companies are committed to thoughtful integration planning that positions the combined company for long-term success. We will communicate any decisions if and when they are made. • Following the completion of the transaction, Atkore will become part of Prysmian, and Atkore shares will no longer be listed on the New York Stock Exchange (NYSE). 7. Will Atkore be a stand-alone company/division within Prysmian? • It is still early in the process, and many decisions have not yet been made. • Specific decisions related to integration will take place as we move forward and as part of post- closing integration planning. • Importantly, both companies are committed to thoughtful integration planning that positions the combined company for long-term success. We will communicate any decisions if and when they are made. • Until the transaction closes, which is targeted by calendar year end 2026, Atkore and Prysmian will continue to operate as separate and independent companies. 8. Will Bill Waltz remain as President and CEO of Atkore during this acquisition process? • Bill Waltz has agreed to stay in his role as President and CEO through at least the close of this transaction. 9. Can I reach out to people I know at Prysmian to talk about the transaction? • Today’s announcement is just the first step of the process, and it’s important to remember it remains business as usual. Your roles and responsibilities remain the same. • Until the transaction closes, which is targeted to close by calendar year end 2026, Atkore and Prysmian will continue to operate as separate and independent companies. • To that end, it is crucial that you only interact with Prysmian employees with the same rules of engagement as you normally would with employees of any other external company with which we compete. • Please refer to Atkore’s Antitrust Policy and, if you have any questions, please email Atkore Legal Department at legal@atkore.com 10. Once the transaction is closed, what changes could employees expect? • Today’s announcement is just the first step in the process. • Specific decisions related to integration will take place as we move forward and as part of post- closing integration planning. • Importantly, both companies are committed to thoughtful integration planning that positions the combined company for long-term success. We will communicate any decisions as appropriate. • This milestone reflects the dedication and hard work of our employees, and we expect Atkore to benefit from additional opportunities as part of a larger global organization. Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Atkore and Prysmian (the “proposed transaction”). In connection with the proposed transaction, Atkore intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”).

August 3, 2026 The definitive proxy statement, when available, will be sent or given to the stockholders of Atkore. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) as well as other filings containing information about Atkore, without charge, at the SEC’s website, http://www.sec.gov. Free copies of the proxy statement, once available, and Atkore’s other filings with the SEC may also be obtained from Atkore. Free copies of documents filed with the SEC by Atkore will be made available on Atkore’s investor relations website at https://investors.atkore.com. Participants in the Solicitation Atkore and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Atkore is set forth in its definitive proxy statement, which was filed with the SEC on December 12, 2025 under the headings “Proposal 1: Election of Directors” and “Executive Officers and Compensation.” Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available. Forward-Looking Statements Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction, constitutes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such statements are based upon the current beliefs and expectations of the management of Atkore and Prysmian and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Discussions of a number of important additional risks and uncertainties are contained in Atkore’s filings with the SEC, including Atkore’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and will be contained in the preliminary proxy statement to be filed by Atkore in connection with the proposed transaction. Neither Atkore nor Prysmian is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.